                                                                  EXHIBIT 10.(b)
                                                                  EXECUTION COPY




                               U.S. $100,000,000

                            364-DAY CREDIT AGREEMENT

                         Dated as of February 27, 1997

                                     Among

                         FINA OIL AND CHEMICAL COMPANY

                                  as Borrower

                                   FINA, INC.

                                  as Guarantor

                             THE BANKS NAMED HEREIN

                                    as Banks

                                   CIBC INC.
                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                                  as Co-Agents

                       NATIONSBANC CAPITAL MARKETS, INC.

                        as Arranger & Syndication Agent

                                      and

                           NATIONSBANK OF TEXAS, N.A.

                                    as Agent

                               TABLE OF CONTENTS

       Section                                                              Page
       -------                                                              ----
                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

       Section 1.01.  Certain Defined Terms   . . . . . . . . . . . . . . .    1
       Section 1.02.  Computation of Time Periods   . . . . . . . . . . . .   12
       Section 1.03.  Accounting Terms  . . . . . . . . . . . . . . . . . .   12
       Section 1.04.  Miscellaneous   . . . . . . . . . . . . . . . . . . .   12


                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

       Section 2.01.  The A Advances  . . . . . . . . . . . . . . . . . . .   13
       Section 2.02.  Making the A Advances   . . . . . . . . . . . . . . .   13
       Section 2.03.  Fees  . . . . . . . . . . . . . . . . . . . . . . . .   16
       Section 2.04.  Optional Reduction of the Commitments   . . . . . . .   16
       Section 2.05.  Repayment and Prepayment of A Advances  . . . . . . .   17
       Section 2.06.  Interest on A Advances  . . . . . . . . . . . . . . .   17
       Section 2.07.  Interest Rate Determination   . . . . . . . . . . . .   18
       Section 2.08.  The B Advances  . . . . . . . . . . . . . . . . . . .   18
       Section 2.09.  Payments, Computations; Interest on Overdue
                       Amounts. . . . . . . . . . . . . . . . . . . . . . .   21
       Section 2.10.  Consequential Losses  . . . . . . . . . . . . . . . .   22
       Section 2.11.  Increased Costs   . . . . . . . . . . . . . . . . . .   22
       Section 2.12.  Illegality  . . . . . . . . . . . . . . . . . . . . .   24
       Section 2.13.  Taxes   . . . . . . . . . . . . . . . . . . . . . . .   24
       Section 2.14.  Payments Pro Rata   . . . . . . . . . . . . . . . . .   26
       Section 2.15.  Increase of Aggregate Commitments   . . . . . . . . .   26


                                   ARTICLE III

                                   CONDITIONS

       Section 3.01.  Conditions Precedent to Effectiveness   . . . . . . .   28
       Section 3.02.  Conditions Precedent to Each A Borrowing  . . . . . .   29

       Section 3.03.  Conditions Precedent to Certain Borrowings  . . . . .   30
       Section 3.04.  Conditions Precedent to Each B Borrowing  . . . . . .   30

                                   ARTICLE IV

                                    GUARANTY

       Section 4.01.  Guaranty  . . . . . . . . . . . . . . . . . . . . . .   31
       Section 4.02.  Guaranty Absolute   . . . . . . . . . . . . . . . . .   31
       Section 4.03.  Waiver.   . . . . . . . . . . . . . . . . . . . . . .   32
       Section 4.04.  Subrogation   . . . . . . . . . . . . . . . . . . . .   32
       Section 4.05.  No Waiver; Remedies   . . . . . . . . . . . . . . . .   32
       Section 4.06.  Continuing Guaranty   . . . . . . . . . . . . . . . .   32



                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

       Section 5.01.  Corporate Existence   . . . . . . . . . . . . . . . .   33
       Section 5.02.  Corporate Power   . . . . . . . . . . . . . . . . . .   33
       Section 5.03.  Authorization and Approvals   . . . . . . . . . . . .   33
       Section 5.04.  Enforceable Obligations   . . . . . . . . . . . . . .   34
       Section 5.05.  Financial Statements  . . . . . . . . . . . . . . . .   34
       Section 5.06.  Litigation  . . . . . . . . . . . . . . . . . . . . .   35
       Section 5.07.  Regulation U; Use of Proceeds   . . . . . . . . . . .   35
       Section 5.08.  Investment Company Act  . . . . . . . . . . . . . . .   35
       Section 5.09.  ERISA   . . . . . . . . . . . . . . . . . . . . . . .   35
       Section 5.10.  Taxes   . . . . . . . . . . . . . . . . . . . . . . .   35
       Section 5.11.  Holding Company   . . . . . . . . . . . . . . . . . .   36
       Section 5.12.  Environmental Condition   . . . . . . . . . . . . . .   36
       Section 5.13.  Ownership of Borrower   . . . . . . . . . . . . . . .   36
       Section 5.14.  Guarantor's Independent Decision  . . . . . . . . . .   36


                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

       Section 6.01.  Compliance with Laws, Etc.  . . . . . . . . . . . . .   36

       Section 6.02.  Reporting Requirements  . . . . . . . . . . . . . . .   37
       Section 6.03.  Use of Proceeds   . . . . . . . . . . . . . . . . . .   39
       Section 6.04.  Maintenance of Insurance  . . . . . . . . . . . . . .   39
       Section 6.05.  Preservation of Corporate Existence, Etc.   . . . . .   39
       Section 6.06.  Payment of Taxes, Etc.  . . . . . . . . . . . . . . .   39
       Section 6.07.  Visitation Rights   . . . . . . . . . . . . . . . . . . 39


                                   ARTICLE VII

                               NEGATIVE COVENANTS

       Section 7.01.  Financial Covenants   . . . . . . . . . . . . . . . .   40
       Section 7.02.  Liens, Etc.   . . . . . . . . . . . . . . . . . . . .   40
       Section 7.03.  Merger and Sale of Assets   . . . . . . . . . . . . .   40
       Section 7.04.  Agreements to Restrict Dividends and Certain
                       Transfers. . . . . . . . . . . . . . . . . . . . . .   41
       Section 7.05.  Compliance with ERISA   . . . . . . . . . . . . . . .   41
       Section 7.06.  Transactions with Affiliates  . . . . . . . . . . . .   41
       Section 7.07.  Change of Business  . . . . . . . . . . . . . . . . .   42
       Section 7.08.  Limitation on Loans, Advances and Investments   . . .   42
       Section 7.09.  Fiscal Year; Accounting Practices   . . . . . . . . .   42


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

       Section 8.01.  Events of Default   . . . . . . . . . . . . . . . . .   43


                                   ARTICLE IX

         THE AGENT, THE CO-AGENTS, AND THE ARRANGER & SYNDICATION AGENT

       Section 9.01.  Authorization and Action  . . . . . . . . . . . . . .   46
       Section 9.02.  Agent's Reliance, Etc.  . . . . . . . . . . . . . . .   46
       Section 9.03.  NationsBank and Affiliates  . . . . . . . . . . . . .   46
       Section 9.04.  Bank Credit Decision  . . . . . . . . . . . . . . . .   47
       Section 9.05.  Indemnification   . . . . . . . . . . . . . . . . . .   47
       Section 9.06.  Successor Agent   . . . . . . . . . . . . . . . . . .   48
       Section 9.07.  Co-Agents; Arranger & Syndication Agent   . . . . . .   48

                                    ARTICLE X

                                  MISCELLANEOUS

       Section 10.01.  Amendments, Etc.   . . . . . . . . . . . . . . . . .   48
       Section 10.02.  Notices, Etc.  . . . . . . . . . . . . . . . . . . .   49
       Section 10.03.  No Waiver; Remedies  . . . . . . . . . . . . . . . .   49
       Section 10.04.  Costs, Expenses and Taxes  . . . . . . . . . . . . .   50
       Section 10.05.  Right of Set-off   . . . . . . . . . . . . . . . . .   50
       Section 10.06.  Bank Assignments and Participations  . . . . . . . .   51
       Section 10.07.  Governing Law  . . . . . . . . . . . . . . . . . . .   53
       Section 10.08.  Interest   . . . . . . . . . . . . . . . . . . . . .   53
       Section 10.09.  Execution in Counterparts  . . . . . . . . . . . . .   54
       Section 10.10.  Survival of Agreements, Representations and
                         Warranties, Etc.   . . . . . . . . . . . . . . . .   54
       Section 10.11.  Borrower's Right to Apply Deposits   . . . . . . . .   54
       Section 10.12.  Confidentiality  . . . . . . . . . . . . . . . . . .   55
       Section 10.13.  Binding Effect   . . . . . . . . . . . . . . . . . .   55
       Section 10.14.  Entire Agreement   . . . . . . . . . . . . . . . . .   55
       Section 10.15.  Severability   . . . . . . . . . . . . . . . . . . .   56

Schedule I    -      Agent and Bank Information

Schedule II   -      Borrower and Guarantor Information

Schedule III  -      Existing Permitted Liens  (7.02)

Schedule IV   -      Certain Existing Transfer Restrictions (7.04)

Schedule V    -      Certain Loans and Investments (7.08)

Exhibit A-1   -      Form of A Note

Exhibit A-2   -      Form of B Note

Exhibit B-1   -      Notice of A Borrowing

Exhibit B-2   -      Notice of B Borrowing

Exhibit C     -      Form of Assignment and Acceptance

Exhibit D     -      Opinion of Counsel for the Borrower and the Guarantor

Exhibit E     -      Opinion of Special Counsel to Agent

Exhibit F     -      Form of Accession Agreement

Exhibit G     -      Form of Consent to Increase in Commitment

                                CREDIT AGREEMENT

                         Dated as of February 27, 1997


       This Credit Agreement dated as of February 27, 1997, is by and among the Borrower, the Guarantor, the Agent, the Co-Agents, the Arranger & Syndication Agent and the Banks. In consideration of the mutual covenants and agreements contained herein, the Borrower, the Guarantor, the Agent, the Co-Agents, the Arranger & Syndication Agent and the Banks hereby agree as follows:


                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

       Section 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

       "A Advance" means an advance by a Bank to the Borrower as part of an A Borrowing and refers to a Base Rate Advance or a Eurodollar Rate Advance, each of which shall be a "Type" of A Advance.

       "A Borrowing" means a borrowing consisting of simultaneous A Advances of the same Type to the Borrower made by each of the Banks pursuant to Section 2.01.

       "A Note" means a promissory note of the Borrower payable to the order of any Bank, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Bank resulting from A Advances.

       "Accession Agreement" means an Accession Agreement in the form of Exhibit F duly executed by the Borrower, the Guarantor, the Agent, and a New Bank in connection with an increase in the aggregate Commitments permitted pursuant to Section 2.15.

       "Advance" means an A Advance or a B Advance.

       "Affiliate" of any Person means any corporation, partnership, limited liability company, limited liability partnership, joint venture or other entity of which more than 10% of the outstanding capital stock or other equity interests having ordinary voting power to elect a majority of the board of directors of such corporation, partnership, limited liability company, limited liability partnership, joint venture or other entity or others performing similar functions (irrespective of whether or not at the time capital stock or other equity interests of any other class or classes of such corporation, partnership, limited liability company, limited liability partnership, joint venture or other entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person or which owns at the time directly or indirectly more than 10% of the outstanding capital stock or other equity interests having ordinary voting power to elect a majority of the board of directors of such Person or others performing similar functions (irrespective of whether or not at the time capital stock or other equity interests of any other class or classes of such corporation, partnership, limited liability company, limited liability partnership, joint venture or other entity shall or might have voting power upon the occurrence of any contingency).

       "Agent" means NationsBank of Texas, N.A. in its capacity as agent pursuant to Article IX hereof and any successor Agent pursuant to Section 9.06.

       "Agent's Fee Letter" means the letter agreement dated as of January 24, 1997 among the Agent, the Borrower and the Guarantor.

       "Aggregate Commitment Limit" means $550,000,000.

       "Agreement" means this Credit Agreement dated as of February 27, 1997 among the Borrower, the Guarantor, the Agent, the Co-Agents, the Arranger & Syndication Agent and the Banks, as amended or modified from time to time.

       "Applicable Lending Office" means, with respect to each Bank, such Bank's Domestic Lending Office in the case of a Base Rate Advance and such Bank's Eurodollar Lending Office in the case of a Eurodollar Rate Advance and, in the case of a B Advance, the office of such Bank notified by such Bank to the Agent as its Applicable Lending Office with respect to such B Advance.

       "Applicable Facility Fee" means, at any time the facility fee described in Section 2.03 is to be paid, the following percentages per annum determined as a function of the Guarantor's senior unsecured debt rating according to S&P or Moody's, whichever is higher, on the last day of the immediately preceding calendar quarter:

              Rating A+/A1           .04%

              Rating A/A2            .05%

              Rating A-/A3           .06%

              Rating BBB+/Baa1
              or BBB/Baa2            .08%

              Rating BBB-/Baa3       .125%

              Rating BB+/Ba1
              or below               .175%

       "Applicable Margin" means, at any time with respect to any A Advance which is a Eurodollar Rate Advance, the following percentages determined as a function of the Guarantor's senior unsecured debt rating according to S&P or Moody's, whichever is higher, on the last day of the immediately preceding calendar quarter:

              Rating A+/A1                 0.16%

              Rating A/A2                  0.17%

              Rating A-/A3                 0.185%

              Rating BBB+/Baa1
              or BBB/Baa2                  0.22%

              Rating BBB-/Baa3             0.30%

              Rating BB+/Ba1
              or below                     0.45%

       "Assignment" means an assignment and acceptance entered into by a Bank and an Eligible Assignee, and accepted by the Agent, in substantially the form of the attached Exhibit C.

       "B Advance" means an advance by a Bank to the Borrower as part of a B Borrowing resulting from the auction bidding procedure described in Section 2.08.

       "B Borrowing" means a borrowing consisting of simultaneous B Advances to the Borrower from each of the Banks whose offer to make one or more B Advances as part of such borrowing has been accepted by the Borrower under the auction bidding procedure described in Section 2.08.

       "B Note" means a promissory note of the Borrower payable to the order of any Bank, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Bank resulting from a B Advance made to the Borrower by such Bank.

       "B Reduction" has the meaning specified in Section 2.01.

       "Banks" means the banks listed on the signature pages hereof and each other Person that becomes a Bank pursuant to an Assignment or an Accession Agreement.

       "Base Rate" means a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the highest of:

       (a) the rate of interest announced publicly by NationsBank, from time to time, as NationsBank's prime rate; or

       (b) 1/2 of one percent per annum above the Federal Funds Rate in effect from time to time.

       "Base Rate Advance" means an A Advance which bears interest as provided in Section 2.06(a).

       "Borrower" means Fina Oil and Chemical Company, a Delaware corporation.

       "Borrowing" means an A Borrowing or a B Borrowing.

       "Business Day" means a day of the year on which banks are not required or authorized to close in Dallas, Texas or New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

       "Capitalization" means for any Person the sum of Consolidated Debt of such Person plus the Consolidated Tangible Net Worth of such Person.

       "Co-Agent" means either CIBC Inc. or Texas Commerce Bank National Association in its capacity as co-agent pursuant to Article IX hereof, and "Co-Agents" means such banks collectively.

       "Code" means, as appropriate, the Internal Revenue Code of 1986, as amended, or any successor Federal tax code, and any reference to any statutory provision shall be deemed to be a reference to any successor provision or provisions.

       "Commitment" of any Bank means at any time the amount set forth as the "Commitment" of such Bank on the signature pages of this Agreement, or if such Bank has executed an Assignment or a Consent to Increase of Commitment, then the amount set forth as the "Commitment" of such Bank therein, or if such Bank is a New Bank, then the amount set forth as the "Commitment" of such Bank in the Accession Agreement executed by such Bank, in each case as such amount may be terminated or reduced pursuant to Section 2.04 or Section 8.01.

       "Consolidated" refers to the consolidation of the accounts of any Person and its subsidiaries in accordance with generally accepted accounting principles.

       "Credit Documents" means this Agreement, the Notes, and each other agreement, instrument or document executed by the Borrower or the Guarantor at any time in connection with this Agreement.

       "Debt" means, in the case of any Person, (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations of such Person to pay the deferred purchase price of property or services, (iv) obligations of such Person as lessee under leases which are, in accordance with generally accepted accounting principles, recorded as capital leases, (v) obligations of such Person in connection with production payments (except for obligations incurred in connection with Volumetric Production Payments, stated as either deferred credits or deferred revenues in amounts outstanding at any time that do not exceed, in the aggregate, 10 percent of Borrower's Tangible Net Worth), (vi) all liabilities of such Person in respect of unfunded vested benefits under any Plan, (vii) obligations of such Person under or relating to letters of credit or guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (vi) of this definition, and (viii) indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) of this definition secured by any Lien on or in respect of any property of such Person (limited, however, to the lesser of the amount of its liability or the value of such property).

       "Default" means an Event of Default or an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default.

       "Domestic Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Domestic Lending Office" opposite its name on
Schedule I hereto or in an Assignment or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Agent.

       "Effective Date" means the date that all of the conditions in Section
3.01 shall have been satisfied or waived.

       "Eligible Assignee" means (i) a Bank or (ii) a commercial bank or financial institution or other Person acceptable to the Agent and the Borrower, such acceptance not to be unreasonably withheld.

       "Environment" or "Environmental" shall have the meanings set forth in 42 U.S.C. Section 9601(8) (1982).

       "Environmental Protection Statute" shall mean any United States local, state or federal, or any foreign, law, statute, regulation, order, consent decree or other agreement or Governmental Requirement arising from or in connection with or relating to the protection or regulation of the Environment, including, without limitation, those laws, statutes, regulations, orders, decrees, agreements and other Governmental Requirements relating to the disposal, cleanup, production, storing, refining, handling, transferring, processing or transporting of Hazardous Waste, Hazardous Substances or any pollutant or contaminant, wherever located.

       "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder from time to time.

       "ERISA Affiliate" of the Guarantor means any trade or business (whether or not incorporated) which is a member of a group of which the Guarantor is a member and which is under common control within the meaning of the regulations under Section 414 of the Code.

       "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

       "Eurodollar Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Eurodollar Lending Office" opposite its name on
Schedule I hereto or in an Assignment (or, if no such office is specified, its Domestic Lending Office) or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Agent.

       "Eurodollar Rate" means, for the Interest Period for each Eurodollar Rate Advance comprising part of the same A Borrowing, an interest rate per annum equal to the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the amount of the Eurodollar Rate Advance of such Reference Bank comprising part of such A Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period. The Eurodollar Rate for the Interest Period for each Eurodollar Rate Advance comprising part of the same A Borrowing shall be determined by the Agent on the basis of applicable rates furnished to and received by the Agent from the Reference Banks two Business Days before the first day of such Interest Period.

       "Eurodollar Rate Advance" means an A Advance which bears interest as provided in Section 2.06(b).

       "Eurodollar Rate Reserve Percentage" of any Bank for the Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

       "Events of Default" has the meaning specified in Section 8.01.

       "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

       "Fixed Rate Advance" means (i) any A Advance which is a Eurodollar Rate Advance and (ii) any B Advance.

       "Governmental Requirements" means all judgments, orders, writs, injunctions, decrees, awards, laws, ordinances, statutes, regulations, rules, franchises, permits, certificates, licenses, authorizations and the like and any other requirements of any government or any commission, board, court, agency, instrumentality or political subdivision thereof.

       "Guaranteed Obligations" means all obligations of the Borrower to the Banks hereunder and under the Notes or any other Credit Document to which the Borrower is a party, whether for principal, interest, fees, expenses, indemnities or otherwise, and whether now or hereafter existing.

             "Guarantor" means Fina, Inc., a Delaware corporation.

       "Hazardous Substance" shall have the meaning set forth in 42 U.S.C.
Section 9601(14) and shall also include each other substance considered to be a hazardous substance under any Environmental Protection Statute.

       "Hazardous Waste" shall have the meaning set forth in 42 U.S.C. Section 6903(5) and shall also include each other substance considered to be a hazardous waste under any Environmental Protection Statute (including, without limitation 40 C.F.R. Section 261.3).

       "Insufficiency" means, with respect to any Plan, the amount, if any, by which the present value of the vested benefits under such Plan exceeds the fair market value of the assets of such Plan allocable to such benefits.

       "Interest Period" means, for each A Advance comprising part of the same A Borrowing, the period commencing on the date of such A Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and Section 2.02. The duration of each such Interest Period shall be (a) in the case of a Base Rate Advance, the period commencing on the date of such Advance and ending on the last day of the then current calendar quarter and (b) in the case of a Eurodollar Rate Advance, one, two, three, or six months, in each case as the Borrower may select in the applicable Notice of A Borrowing; provided, however, that:
              (i) Interest Periods commencing on the same date for A Advances comprising part of the same A Borrowing shall be of the same duration;

       (ii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, in the case of any Interest Period for a Eurodollar Rate Advance, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

       (iii) any Interest Period which begins on the last Business Day of the calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month in which it would have ended if there were a numerically corresponding day in such calendar month; and

       (iv) the Borrower may not select an Interest Period for any A Advance made prior to the Termination Date if the last day of such Interest Period would be later than the Termination Date.

       "Lien" means any mortgage, lien, pledge, charge, deed of trust, security interest, encumbrance or other type of preferential arrangement to secure or provide for the payment of any obligation of any Person, whether arising by contract, operation of law or otherwise (including, without limitation, the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement).

       "Liquid Investments" means:

       (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States;

       (b) (i) negotiable or nonnegotiable certificates of deposit, time deposits, or other similar banking arrangements maturing within 180 days from the date of acquisition thereof ("bank debt securities"), issued by (A) any Bank or (B) any other bank or trust company which has a combined capital surplus and undivided profit of not less than $250,000,000 or the dollar equivalent thereof, if at the time of deposit or purchase, such bank debt securities are rated not less than "A" (or the then equivalent) by the rating service of S&P or of Moody's, and (ii) commercial paper issued by (A) any Bank or (B) any other Person if at the time of purchase such commercial paper is rated not less than "A-2" (or the then equivalent) by the rating service of S&P or not less than "P-2" (or the then equivalent) by the rating service of Moody's, or upon the discontinuance of both of such services, such other nationally recognized rating service or services, as the case may be, as shall be selected by the Borrower or the Guarantor with the consent of the Majority Banks;

       (c) repurchase agreements relating to investments described in clauses (a) and (b) above with a market value at least equal to the consideration paid in connection therewith, with any Person who regularly engages in the business of entering into repurchase agreements and has a combined capital surplus and undivided profit of not less than $250,000,000 or the dollar equivalent thereof, if at the time of entering into such agreement the debt securities of such Person are rated not less than "A" (or the then equivalent) by the rating service of S&P or of Moody's;

       (d) shares of any mutual fund registered under the Investment Company Act of 1940, as amended, which invests solely in underlying securities of the types described in clauses (a), (b) and (c) above and which do not constitute "margin stock" within the meaning of Regulation U of the Federal Reserve Board; and

       (e) such other instruments (within the meaning of Article 9 of the Texas Business and Commerce Code) as the Borrower or the Guarantor may request and the Majority Banks may approve in writing, which approval will not be unreasonably withheld.

       "Majority Banks" means at any time Banks holding at least 51% of the then aggregate unpaid principal amount of the A Notes held by the Banks, or, if no such principal amount is then outstanding, Banks having at least 51% of the Commitments or, if no such principal amount is then outstanding and all Commitments have terminated, Banks holding at least 51% of the then aggregate unpaid principal amount of the B Notes held by the Banks.

       "Moody's" means Moody's Investors Service, or any successor thereto.

       "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Guarantor or any ERISA Affiliate of the Guarantor is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

       "Multiple Employer Plan" means an employee benefit plan, other than a Multiemployer Plan, subject to Title IV of ERISA to which the Guarantor or any ERISA Affiliate of the Guarantor, and one or more employers other than the Guarantor or an ERISA Affiliate of the Guarantor, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which the Guarantor or any ERISA Affiliate of the Guarantor made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

       "NationsBank" means NationsBank of Texas, N.A.

       "New Bank" means any lender which becomes a "Bank" hereunder by executing an Accession Agreement pursuant to an increase in the aggregate Commitments permitted by Section 2.15.

       "Note" means an A Note or a B Note.

       "Notice of A Borrowing" has the meaning specified in Section 2.02(a).

       "Notice of B Borrowing" has the meaning specified in Section 2.08(a).

       "Parallel Agreement" means the U.S. $325,000,000 5-Year Credit Agreement dated as of February 27, 1997 among the Borrower, the Guarantor, the Agent, the Arranger & Syndication Agent and the Banks, as amended or modified from time to time.

       "Parallel Agreement Commitments" means, as of any date of determination, the "Commitments" as defined in the Parallel Agreement.

       "PBGC" means the Pension Benefit Guaranty Corporation.

       "Permitted Liens" means, with respect to any Person, Liens:

       (a) for taxes, assessments or governmental charges or levies on property of such Person incurred in the ordinary course of business to the extent not required to be paid pursuant to Sections 6.01 and 6.06;

       (b) imposed by law, such as landlords', carriers', warehousemen's and mechanics' liens and other similar Liens arising in the ordinary course of business securing obligations which are not overdue for a period of more than 15 days or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of such Person in accordance with generally accepted accounting principles;

       (c) arising in the ordinary course of business out of pledges or deposits under workers' compensation laws, unemployment insurance, old age pensions or other social security or retirement benefits, or similar legislation or to secure public or statutory obligations of such Person;

       (d) securing Debt existing on the date of this Agreement and listed on the attached Schedule III; provided that the Debt secured by such Liens shall not be renewed, refinanced or extended if the amount of such Debt so renewed is greater than the outstanding amount of such Debt on the date of this Agreement;

       (e) constituting easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of such Person;

       (f) securing judgments against such Person which are being appealed and do not constitute an Event of Default under Section 8.01(f); or

       (g) on real property acquired by such Person after the date of this Agreement and securing only Debt of such Person incurred to finance the purchase price of such property; provided that any such Lien is created within 180 days of the acquisition of such property and provided further that the Debt secured by all such Liens does not exceed 35% of Consolidated Tangible Net Worth of the Guarantor and the Restricted Subsidiaries.

       "Person" means an individual, partnership, corporation, limited liability company, limited liability partnership, business trust, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

       "Plan" means an employee pension benefit plan (other than a Multiemployer Plan) as defined in Section 3(2) of ERISA currently maintained by, or to which contributions have been made at any time after December 31, 1984 by, the Guarantor or any ERISA Affiliate of the Guarantor for employees of the Guarantor or any such ERISA Affiliate and covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code.

       "Reference Banks" means NationsBank, CIBC Inc. and Texas Commerce Bank National Association.

       "Restricted Payment" means, with respect to any Person, (i) any dividend paid on its capital stock, (ii) any repurchase of its capital stock, or (iii) any loan or advance or payment of any kind with respect to its capital stock.

       "Restricted Subsidiary" means the Borrower or any other Subsidiary of the Guarantor which (i) is organized under the laws of the United States or any state thereof and (ii) has assets with an aggregate book value exceeding $10,000,000.

       "Revolving Period" means the period of time commencing on the effectiveness of this Agreement and ending on the Termination Date.

       "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

       "Subsidiary" of any Person means any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation or others performing similar functions (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person.

       "Substantial Part" means, with respect to the assets of the Guarantor and the Restricted Subsidiaries, assets which in the aggregate in any one fiscal year of the Guarantor exceed 10% of the Consolidated Tangible Net Worth of the Guarantor and its Subsidiaries.

       "Tangible Net Worth" of any Person means, as of any date of determination, the excess of total assets of such Person over total liabilities, total assets and total liabilities each to be determined in accordance with generally accepted accounting principles, excluding, however, from the determination of total assets (i) patents, patent applications, trademarks, copyrights and trade names, (ii) goodwill, organizational, experimental, research and development expense and other like intangibles, (iii) treasury stock, and (iv) monies set apart and held in a sinking or other analogous fund established for the purchase, redemption or other retirement of capital stock.

       "Termination Date" means February 26, 1998, or the earlier date of termination in whole of the Commitments pursuant to Section 2.04 or 8.01.

       "Termination Event" means (i) a "reportable event", as such term is described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC), or an event described in
Section 4062(f) of ERISA, or (ii) the withdrawal of the Guarantor or any ERISA Affiliate of the Guarantor from a Multiple Employer Plan during a plan year in which it was a "substantial employer", as such term is defined in Section 4001(a)(2) of ERISA, or the incurrence of liability by the Guarantor or any ERISA Affiliate of the Guarantor under Section 4064 of ERISA upon the termination of a Plan or Multiple Employer Plan, or (iii) the distribution of a notice of intent to terminate a Plan pursuant to Section 4041(a)(2) of ERISA or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC under
Section 4042 of ERISA, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

       "Type" shall have the meaning set forth in the definition of the term "A Advance" above.

       "Volumetric Production Payment" means, with respect to any Person, any obligation of such Person to deliver pre-determined volumes of oil or gas out of future production from designated reserves that is without recourse to other assets of such Person.

       "Withdrawal Liability" shall have the meaning given such term under Part I of Subtitle E of Title IV of ERISA.

       Section 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

       Section 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles, and each reference herein to "generally accepted accounting principles" shall mean generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 5.05.

       Section 1.04. Miscellaneous. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.


                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES

       Section 2.01. The A Advances. Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make A Advances to the Borrower from time to time on any Business Day prior to the Termination Date in an aggregate amount outstanding not to exceed at any time such Bank's Commitment, provided that the aggregate amount of the Commitments of the Banks shall be deemed used from time to time to the extent of the aggregate amount of the B Advances then outstanding and such deemed use of the aggregate amount of the Commitments shall be applied to the Banks ratably according to their respective Commitments (such deemed use of the aggregate amount of the Commitments being a "B Reduction"). Each A Borrowing shall be in an aggregate amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof, and shall consist of A Advances of the same Type made to the Borrower on the same day by the Banks ratably according to their respective Commitments. Within the limits of each Bank's Commitment, the Borrower may borrow, prepay pursuant to Section 2.05(b) and reborrow under this Section 2.01. The indebtedness of the Borrower resulting from the A Advances made from time to time by each Bank shall be evidenced by an A Note of the Borrower payable to the order of such Bank.

       Section 2.02.  Making the A Advances.

       (a) During the Revolving Period, each A Borrowing shall be made on notice, given not later than 10:00 A.M. (Dallas time) (1) in the case of a proposed Borrowing comprised of Eurodollar Rate Advances, at least three Business Days prior to the date of the proposed Borrowing, and (2) in the case of a proposed Borrowing comprised of Base Rate Advances, on the Business Day of the proposed Borrowing, by the Borrower requesting such A Borrowing to the Agent, which shall give to each Bank prompt notice thereof by telecopy, telex or cable. Each such notice of an A Borrowing (a "Notice of A Borrowing") shall be in writing (including by telecopy), in substantially the form of Exhibit B-1 hereto, executed by the Borrower and specifying therein the requested (i) date of such A Borrowing (which shall be a Business Day), (ii) Type of A Advances comprising such A Borrowing, (iii) aggregate amount of such A Borrowing, and
(iv) Interest Period for each such A Advance. In the case of a proposed A Borrowing comprised of Eurodollar Rate Advances, the Agent shall promptly notify each Bank of the applicable interest rate under Section 2.06(b). Each Bank shall, before 1:00 P.M. (Dallas time) on the date of a proposed A Borrowing, make available for the account of its Applicable Lending Office to the Agent at its address referred to in Section 10.02, in same day funds, such Bank's ratable portion of such A Borrowing. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the Borrower at the Agent's aforesaid address.

       (b)    Anything in subsection (a) above to the contrary notwithstanding:

       (i) at no time shall there be outstanding more than five A Borrowings consisting of Eurodollar Rate Advances and one Borrowing consisting of Base Rate Advances (other than Borrowings consisting of Base Rate Advances as a result of Section 2.02(b)(iii), (iv), or (v));

       (ii) the Borrower may not select Eurodollar Rate Advances for any A Borrowing to be made if the aggregate amount of such Borrowing is less than $20,000,000;

       (iii) if any Bank shall, at least one Business Day before the date of any requested A Borrowing to be made, notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other governmental authority asserts that it is unlawful, for such Bank or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund Eurodollar Rate Advances hereunder, the right of the Borrower to select Eurodollar Rate Advances for such A Borrowing or any subsequent A Borrowing shall be suspended until such Bank shall notify the Agent that the circumstances causing such suspension no longer exist, and, except as provided in Section 2.02(b)(vi), each Advance comprising such A Borrowing shall be a Base Rate Advance;

       (iv) if the Majority Banks shall, on or before the date of any requested A Borrowing to be made, notify the Agent that the Eurodollar Rate for Eurodollar Rate Advances comprising such A Borrowing will not adequately reflect the cost to such Banks of making their respective Eurodollar Rate Advances for such A Borrowing, the right of the Borrower to select Eurodollar Rate Advances for such A Borrowing or any subsequent A Borrowing shall be suspended until the Agent, at the request of the Majority Banks, shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist, and, except as provided in Section 2.02(b)(vi), each Advance comprising such A Borrowing shall be a Base Rate Advance;

       (v) if less than two Reference Banks furnish timely information to the Agent for determining the Eurodollar Rate for Eurodollar Rate Advances, comprising any requested A Borrowing to be made, the right of the Borrower to select Eurodollar Rate Advances, as the case may be, for such A Borrowing or any subsequent A Borrowing shall be suspended until the Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist, and, except as provided in Section 2.02(b)(vi), each Advance comprising such A Borrowing shall be a Base Rate Advance;

        (vi) if the Borrower has requested a proposed A Borrowing consisting of Eurodollar Rate Advances and as a result of circumstances referred to in Section 2.02(b)(iii), (iv) or (v) such A Borrowing would not consist of Eurodollar Rate Advances, the Borrower may, by notice given not later than 2:00 P.M. (Dallas time) at least one Business Day prior to the date such proposed A Borrowing would otherwise be made, cancel such A Borrowing, in which case such A Borrowing shall be cancelled and no Advances shall be made as a result of such requested A Borrowing, but the Borrower shall indemnify the Banks in connection with such cancellation as contemplated by Section 2.02(c); and

       (vii) if the Borrower shall fail to select the duration or continuation of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01 and this paragraph (b), the Agent will promptly so notify the Borrower and the Banks and such A Advances will be made available to the Borrower on the date of such A Borrowing as Base Rate Advances.

       (c) Each Notice of A Borrowing shall be irrevocable and binding on the Borrower, except as set forth in Section 2.02(b)(vi). In the case of any A Borrowing requested by the Borrower which the related Notice of A Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Bank against any loss, cost or expense incurred by such Bank as a result of any failure to fulfill on or before the date specified in such Notice of A Borrowing for such A Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of reasonably anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund the A Advance to be made by such Bank as part of such A Borrowing when such A Advance, as a result of such failure, is not made on such date. A certificate in reasonable detail as to the basis for and the amount of such loss, cost or expense submitted to the Borrower and the Agent by such Bank shall be prima facie evidence of the amount of such loss, cost or expense. If an A Borrowing requested by the Borrower which the related Notice of A Borrowing specifies is to be comprised of Eurodollar Rate Advances is not made as an A Borrowing comprised of Eurodollar Rate Advances as a result of Section 2.02(b), the Borrower shall indemnify each Bank against any loss (excluding loss of profits), cost or expense incurred by such Bank by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank (prior to the time such Bank is actually aware that such A Borrowing will not be so made) to fund the A Advance to be made by such Bank as part of such A Borrowing. A certificate in reasonable detail as to the basis for and the amount of such loss, cost or expense submitted to the Borrower and the Agent by such Bank shall be prima facie evidence of the amount of such loss, cost or expense.

       (d) With respect to any new A Borrowing to be made on the last day of an Interest Period, the Borrower and each Bank agree that any amounts payable by the Borrower to such Bank in connection with maturing A Advances on the date of such Borrowing shall be netted against the amount of the new Borrowing to be funded by such Bank so as to eliminate where possible the need for actual payment and readvancement of funds by the parties. In the event of any A Borrowing subject to the conditions precedent in Section 3.03, unless the Agent shall have received notice from a Bank prior to the date of such A Borrowing that such Bank will not make available to the Agent such Bank's ratable portion of such A Borrowing (to the extent in excess of any maturing A Advances payable to such Bank), the Agent may assume that such Bank has made such portion available to the Agent on the date of such A Borrowing in accordance with subsection (a) of this Section 2.02 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such ratable portion available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to A Advances comprising such A Borrowing and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's A Advance as part of such A Borrowing for purposes of this Agreement.

       (e) The failure of any Bank to make the A Advance to be made by it as part of any A Borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its A Advance on the date of such A Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the A Advance to be made by such other Bank on the date of any A Borrowing.

       Section 2.03.  Fees.

       (a) Facility Fee. The Borrower agrees to pay to each Bank a facility fee calculated on the amount of such Bank's Commitment (regardless of usage) from the date hereof until the Termination Date at the Applicable Facility Fee per annum, payable in arrears on the last day of each calendar quarter during the term of such Bank's Commitment, and on the Termination Date.

       (b) Administrative Fee. The Borrower agrees to pay to the Agent, for its sole account, an administrative fee as set forth in the Agent's Fee Letter.

       (c) Bid Request Fee. The Borrower agrees to pay to the Agent on the date of each request for B Advances pursuant to Section 2.08 a bid request fee as set forth in the Agent's Fee Letter.

       (d) Arrangement Fee. The Borrower agrees to pay to the Agent on the date of this Agreement an arrangement fee as set forth in the Agent's Fee Letter.

       Section 2.04. Optional Reduction of the Commitments. The Borrower shall have the right, upon at least five Business Days notice to the Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Banks, provided that each partial reduction shall be in the aggregate amount of at least $10,000,000, and provided further, that the aggregate amount of the Commitments of the Banks shall not be reduced to an amount which is less than the aggregate principal amount of the Advances then outstanding. Any such reduction or termination of the Commitments shall be permanent.

       Section 2.05. Repayment and Prepayment of A Advances. (a) The unpaid principal amount of each A Advance that is made by each Bank shall be repaid by the Borrower in full on the last day of the Interest Period for such A Advance.


       (b) The Borrower may, in respect of Base Rate Advances upon at least one Business Days' notice, and, in respect of Eurodollar Rate Advances upon at least three Business Days' notice, to the Agent stating the proposed date (which shall be a Business Day) and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amounts of the A Advances comprising part of the same A Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid and amounts, if any, required to be paid pursuant to Section 2.10 as a result of such prepayment; provided, however, that each partial prepayment pursuant to this Section 2.05(b) shall be in an aggregate principal amount not less than $5,000,000 and in an aggregate principal amount such that after giving effect thereto no A Borrowing comprised of Base Rate Advances shall have a principal amount outstanding of less than $5,000,000 and no A Borrowing comprised of Eurodollar Rate Advances shall have a principal amount outstanding of less than $20,000,000.

       Section 2.06. Interest on A Advances. The Borrower shall pay interest on the unpaid principal amount of each A Advance made by each Bank from the date of such A Advance until such principal amount shall be paid in full, at the following rates per annum:

       (a) Base Rate Advances. If such A Advance is a Base Rate Advance, a rate per annum equal at all times during the Interest Period for such A Advance to the Base Rate in effect from time to time during such Interest Period for such A Advance, payable on the last day of such Interest Period.

       (b) Eurodollar Rate Advances. If such A Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during the Interest Period for such A Advance to the sum of the Eurodollar Rate for such Interest Period plus the Applicable Margin in effect from time to time for such A Advance, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period.

       (c) Additional Interest on Eurodollar Rate Advances. The Borrower shall pay to each Bank, so long as such Bank shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Eurodollar Rate Advance of such Bank, from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for the Interest Period for such Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Bank for such Interest Period, payable on each date on which interest is payable on such Advance. Such additional interest shall be determined by such Bank and notified to the Borrower through the Agent. A certificate as to the amount of such additional interest submitted to the Borrower and the Agent by such Bank shall be conclusive and binding for all purposes, absent manifest error.

       Section 2.07. Interest Rate Determination. (a) Each Reference Bank agrees to furnish to the Agent timely information for the purpose of determining each Eurodollar Rate. If any of the Reference Banks shall not furnish such timely information to the Agent for the purpose of determining any such Eurodollar Rate, the Agent shall determine such Eurodollar Rate on the basis of timely information furnished by the remaining Reference Banks, subject to Section 2.02(b).

       (b) The Agent shall give prompt notice to the Borrower and the Banks of the applicable interest rate for such A Advance determined by the Agent for purposes of Section 2.06(a) or (b), and the applicable rate, if any, furnished by each Reference Bank for the purpose of determining the applicable interest rate under Section 2.06(b).

       Section 2.08.  The B Advances.

       (a) Each Bank severally agrees that the Borrower may make B Borrowings under this Section 2.08 from time to time on any Business Day during the period from the date hereof until the date occurring 30 days prior to the Termination Date in the manner set forth below; provided that, following the making of each B Borrowing, the aggregate amount of the Advances then outstanding shall not exceed the aggregate amount of the Commitments of the Banks (computed without regard to any B Reduction).

       (i) The Borrower may request a B Borrowing under this Section 2.08 by delivering to the Agent, not later than 9:00 A.M. (Dallas time) at least five Business Days prior to the date of the proposed B Borrowing, a notice of a B Borrowing (a "Notice of B Borrowing"), in substantially the form of Exhibit B-2 hereto, specifying the date and aggregate amount of the proposed B Borrowing, the maturity date for repayment of each B Advance to be made as part of such B Borrowing (which maturity date may not be earlier than the date occurring 14 days after the date of such B Borrowing or later than the earlier of 6 months after the date of such B Borrowing or the Termination Date), the interest payment date or dates relating thereto, and any other terms to be applicable to such B Borrowing (including, without limitation, the basis to be used by the Banks in determining the rate or rates of interest to be offered by them as provided in paragraph (ii) below and prepayment terms, if any, but excluding any waiver or other modification to any of the conditions set forth in Article III). The Borrower may not select a maturity date for any B Borrowing which ends after the Termination Date. The Agent shall promptly notify each Bank of each request for a B Borrowing received by it from the Borrower by sending such Bank a copy of the related Notice of B Borrowing.

       (ii) Each Bank may, if in its sole discretion it elects to do so, irrevocably offer to make one or more B Advances to the Borrower as part of such proposed B Borrowing at a rate or rates of interest specified by such Bank in its sole discretion, by notifying the Agent (which shall give prompt notice thereof to the Borrower), before 9:00 A.M. (Dallas time) three Business Days before the date of such proposed B Borrowing specified in the Notice of B Borrowing delivered with respect thereto pursuant to paragraph (i) above, of the minimum amount and maximum amount of each B Advance which such Bank would be willing to make as part of such proposed B Borrowing (which amounts may, subject to the proviso to the first sentence of this Section 2.08(a), exceed such Bank's Commitment), the rate or rates of interest therefor and such Bank's Applicable Lending Office with respect to such B Advance; provided that if the Agent in its capacity as a Bank shall, in its sole discretion, elect to make any such offer, it shall notify the Borrower of such offer before 8:45 A.M. (Dallas time) three Business Days before the date of the proposed B Borrowing specified in the Notice of B Borrowing delivered with respect thereto pursuant to paragraph (i) above. Any Bank which has not notified the Agent of an offer prior to the time specified above shall be deemed to have elected not to make such an offer.

       (iii) The Borrower shall, in turn, before 10:00 A.M. (Dallas time) three Business Days before the date of such proposed B Borrowing specified in the Notice of B Borrowing delivered with respect thereto pursuant to paragraph (i) above, either

                     (A) cancel such B Borrowing by giving the Agent notice to that effect, or

                     (B) accept one or more of the offers made by any Bank or Banks pursuant to paragraph (ii) above, in its sole discretion, by giving notice to the Agent of the amount of each B Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Borrower by the Agent on behalf of such Bank for such B Advance pursuant to paragraph (ii) above) to be made by each Bank as part of such B Borrowing, and reject any remaining offers made by Banks pursuant to paragraph (ii) above by giving the Agent notice to that effect.

       (iv) If the Borrower notifies the Agent that such B Borrowing is cancelled pursuant to paragraph (iii)(A) above, the Agent shall give prompt notice thereof to the Banks and such B Borrowing shall not be made.

       (v) If the Borrower accepts one or more of the offers made by any Bank or Banks pursuant to paragraph (iii)(B) above, the Agent shall in turn promptly notify (A) each Bank that has made an offer as described in paragraph (ii) above, of the date and aggregate amount of such B Borrowing and whether or not any offer or offers made by such Bank pursuant to paragraph (ii) above have been accepted by the Borrower, (B) each Bank that is to make a B Advance as part of such B Borrowing, of the amount of each B Advance to be made by such Bank as part of such B Borrowing, and
              (C) each Bank that is to make a B Advance as part of such B Borrowing, upon receipt, that the Agent has received forms of documents appearing to fulfill the applicable conditions set forth in Article III. Each Bank that is to make a B Advance as part of such B Borrowing shall, before 1:00 P.M. (Dallas time) on the date of such B Borrowing specified in the notice received from the Agent pursuant to clause (A) of the preceding sentence or any later time when such Bank shall have received notice from the Agent pursuant to clause (C) of the preceding sentence, make available for the account of its Applicable Lending Office to the Agent at its address referred to in Section 10.02 such Bank's portion of such B Borrowing, in same day funds. Upon fulfillment of the applicable conditions set forth in Article III and after receipt by the Agent of such funds, the Agent will make such funds available to the Borrower at the Agent's aforesaid address. Promptly after each B Borrowing the Agent will notify each Bank of the amount of the B Borrowing, the consequent B Reduction and the dates upon which such B Reduction commenced and will terminate.

       (b) Each B Borrowing shall be in an aggregate amount of not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof and, following the making of each B Borrowing, the Borrower shall be in compliance with the limitation set forth in the proviso to the first sentence of Section 2.08(a).

       (c) Within the limits and on the conditions set forth in this Section 2.08, the Borrower may from time to time borrow under this Section 2.08, repay pursuant to subsection (d) below, and reborrow under this Section 2.08, provided that no B Borrowing shall be made within three Business Days of the date of another B Borrowing.

       (d) The Borrower shall repay to the Agent for the account of each Bank which has made a B Advance to the Borrower on the maturity date of each B Advance (such maturity date being that specified by the Borrower for repayment of such B Advance in the related Notice of B Borrowing delivered pursuant to subsection (a)(i) above) the then unpaid principal amount of such B Advance. The Borrower shall not have any right to prepay any principal amount of any B Advance unless, and then only on the terms, specified by the Borrower for such B Advance in the related Notice of B Borrowing delivered pursuant to subsection
(a)(i) above and set forth in the B Note evidencing such B Advance.

       (e) The Borrower shall pay interest on the unpaid principal amount of each B Advance from the date of such B Advance to the date the principal amount of such B Advance is repaid in full, at the rate of interest for such B Advance specified by the Bank making such B Advance in its notice with respect thereto delivered pursuant to subsection (a)(ii) above, payable on the interest payment date or dates specified by the Borrower for such B Advance in the related Notice of B Borrowing delivered pursuant to subsection (a)(i) above, as provided in the B Note evidencing such B Advance.

       (f) The indebtedness of the Borrower resulting from each B Advance made to the Borrower as part of a B Borrowing shall be evidenced by a separate B Note of the Borrower payable to the order of the Bank making such B Advance.

       Section 2.09.  Payments, Computations; Interest on Overdue Amounts.

       (a) The Borrower shall make each payment hereunder and under the Notes to be made by it not later than 10:00 A.M. (Dallas time) on the day when due in U.S. dollars to the Agent at its address referred to in Section 10.02 in same day funds. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal, interest or fees ratably (other than amounts payable pursuant to Section 2.06(c), 2.08, 2.10, 2.11 or 2.13) to the Banks for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Bank to such Bank for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. In no event shall any Bank be entitled to share any administrative fee paid to the Agent pursuant to
Section 2.03(b), any bid request fee paid to the Agent pursuant to Section 2.03(c) or any other fee paid to the Agent, as such.

       (b) All computations of interest based on the Base Rate and of fees shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate shall be made by the Agent, and all computations of interest pursuant to Section 2.06(c) shall be made by a Bank, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Agent (or, in the case of Section 2.06(c), by a Bank) of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

       (c) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fee, as the case may be; provided, however, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

       (d) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due by the Borrower to any Bank hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

       (e) Whenever any reference is made to any Bank's "ratable share" or "ratable portion" (or any similar reference) of any amount hereunder, such share or portion shall be calculated to not more than four decimal places, rounding up or down, as appropriate.

       (f) Any amount payable hereunder or under the Notes or under any other Credit Document which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, to the extent permitted by law, from the date on which such amount became due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to: (i) in the case of any overdue principal of any Advance, the greater of (x) the sum of the Base Rate in effect from time to time plus 2% per annum and (y) the sum of the rate per annum required to be paid on such Advance immediately prior to the date on which such amount became due plus 2% per annum, or (ii) in the case of any interest, fee or other amount payable hereunder or under the Notes or under any other Credit Document, the sum of the Base Rate in effect from time to time plus 2% per annum.

       Section 2.10. Consequential Losses. If (a) any payment (or purchase pursuant to Section 2.11(c)) of principal of any Eurodollar Rate Advance or B Advance made to the Borrower is made other than on the last day of an Interest Period relating to such Advance (or in the case of a B Advance, other than on the original scheduled maturity date thereof), as a result of a prepayment pursuant to Section 2.05(b) or 2.12 or acceleration of the maturity of the Notes pursuant to Section 2.15 or Section 8.01 or for any other reason or as a result of any such purchase; or (b) the Borrower fails to make a principal or interest payment with respect to any Eurodollar Rate Advance or B Advance on the date such payment is due and payable, the Borrower shall, upon demand by any Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Bank any amounts required to compensate such Bank for any additional losses, costs or expenses which it may reasonably incur as a result of any such payment or purchase, including, without limitation, any loss (including loss of reasonably anticipated profits, except in the case of such a purchase pursuant to Section 2.11(c)), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain such Advance.

       Section 2.11.  Increased Costs.

       (a) If, due to either (i) the introduction of or any change (including without limitation, but without duplication, any change by way of imposition or increase of reserve requirements included, in the case of Eurodollar Rate Advances, the Eurodollar Rate Reserve Percentage) in or in the interpretation, application or applicability of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Bank of agreeing to make or making, funding or maintaining any Fixed Rate Advance to the Borrower, then the Borrower shall from time to time, upon demand by such Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Bank additional amounts sufficient to compensate such Bank for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower and the Agent by such Bank, shall be prima facie evidence of the amount of such increased cost. Promptly after any Bank becomes aware of any such introduction, change or proposed compliance, such Bank shall notify the Borrower thereof, provided that the failure to provide such notice shall not affect such Bank's rights hereunder, except that such Bank's right to recover such increased costs from the Borrower for any period prior to such notice shall be limited to the period of (i) 180 days, if such increased cost relates to any outstanding Advance, or (ii) 90 days, in each other event, immediately prior to the date such notice is given to the Borrower.

       (b) If any Bank determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank and that the amount of such capital is increased by or based upon the existence of such Bank's commitment to lend to the Borrower hereunder and other commitments of this type, then, upon demand by such Bank (with a copy of such demand to the Agent), the Borrower shall immediately pay to the Agent for the account of such Bank, from time to time as specified by such Bank, additional amounts sufficient to compensate such Bank or such corporation in the light of such circumstances, to the extent that such Bank reasonably determines such increase in capital to be allocable to the existence of such Bank's commitment to lend hereunder. A certificate as to such amounts submitted to the Borrower and the Agent by such Bank shall be conclusive and binding for all purposes, absent manifest error.

       (c)    In the event that any Bank makes a demand for payment under
Section 2.06(c) or this Section 2.11, the Borrower may within ninety days of such demand, if no Default then exists, replace such Bank with another commercial bank in accordance with all of the provisions of the last sentence of Section 10.06(a) (including execution of an appropriate Assignment) provided that (i) all obligations of such Bank to lend hereunder shall be terminated and the A Note and any B Note payable to such Bank and all other obligations owed to such Bank hereunder shall be purchased in full without recourse at par plus accrued interest at or prior to such replacement, (ii) such replacement bank shall be reasonably satisfactory to the Agent, (iii) such replacement bank shall, from and after such replacement, be deemed for all purposes to be a "Bank" hereunder with a Commitment in the amount of the respective Commitment of the assigning Bank immediately prior to such replacement (plus, if such replacement bank is already a Bank prior to such replacement, the respective Commitment of such Bank prior to such replacement), as such amount may be changed from time to time pursuant hereto, and shall have all of the rights, duties and obligations hereunder of the Bank being replaced, and (iv) such other actions shall be taken by the Borrower, such Bank and such replacement bank as may be appropriate to effect the replacement of such Bank with such replacement bank on terms such that such replacement bank has all of the rights, duties and obligations hereunder as such Bank (including, without limitation, execution and delivery of new Notes to such replacement bank, redelivery to the Borrower in due course of the Notes payable to such Bank and specification of the information contemplated by Schedule I as to such replacement bank).

       Section 2.12. Illegality. Notwithstanding any other provision of this Agreement, if any Bank shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Bank or its Applicable Lending Office to make any Fixed Rate Advance or to continue to fund or maintain any Fixed Rate Advance hereunder, then, on notice thereof to the Borrower by the Agent, (i) the obligation of each of the Banks to make any Fixed Rate Advance of the same Type shall be suspended until the Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist, and (ii) the Borrower shall forthwith prepay in full all Fixed Rate Advances then outstanding of all Banks which are affected Fixed Rate Advances, together with all accrued interest thereon and all amounts payable pursuant to Section 2.10, unless each Bank shall determine in good faith in its sole opinion that it is lawful to maintain the Fixed Rate Advances made by such Bank to the end of the Interest Period then applicable thereto.

       Section 2.13.  Taxes.

       (a) Any and all payments by the Borrower or the Guarantor hereunder or under the Notes or any other Credit Document shall be made, in accordance with
Section 2.09, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings with respect thereto, and all liabilities with respect thereto, excluding in the case of each Bank and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower or the Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable by it hereunder or under any Note or other Credit Document to any Bank or the Agent,
(i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.13) such Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or the Guarantor, as the case may be, shall make such deductions and (iii) the Borrower or the Guarantor, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

       (b) In addition, the Borrower or the Guarantor, as the case may be, agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made by the Borrower or the Guarantor hereunder or under any Note or other Credit Document executed by it or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any Note or other Credit Document (hereinafter referred to as "Other Taxes").

       (c) THE BORROWER AND THE GUARANTOR WILL INDEMNIFY EACH BANK, EACH CO-AGENT, THE ARRANGER & SYNDICATION AGENT AND THE AGENT FOR THE FULL AMOUNT OF TAXES OR OTHER TAXES (INCLUDING, WITHOUT LIMITATION, ANY TAXES OR OTHER TAXES IMPOSED BY ANY JURISDICTION ON AMOUNTS PAYABLE UNDER THIS SECTION 2.13) OWED AND PAID BY SUCH BANK, SUCH CO-AGENT, THE ARRANGER & SYNDICATION AGENT OR THE AGENT (AS THE CASE MAY BE) AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO. THIS INDEMNIFICATION SHALL BE MADE WITHIN 30 DAYS FROM THE DATE SUCH BANK, SUCH CO-AGENT, THE ARRANGER & SYNDICATION AGENT OR THE AGENT (AS THE CASE MAY BE) MAKES WRITTEN DEMAND THEREFOR.

       (d) Within 30 days after the date of the payment of Taxes by or at the direction of the Borrower or the Guarantor, the Borrower will furnish to the Agent, at its address referred to in Section 10.02, the original or a certified copy of a receipt evidencing payment thereof.

       (e) Without prejudice to the survival of any other agreement of the Borrower or the Guarantor hereunder, the agreements and obligations of the Borrower and the Guarantor contained in this Section 2.13 shall survive the payment in full of principal and interest hereunder and under the Notes and other Credit Documents.

       (f) Each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Borrower and the Agent on the date of this Agreement or upon the effectiveness of any Assignment and Acceptance (i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, certifying in each case that such Bank is entitled to receive payments under this Agreement and the Notes payable to it, without deduction or withholding of any United States federal income taxes, (ii) if applicable, an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax, and (iii) any other governmental forms which are necessary or required under an applicable tax treaty or otherwise by law to reduce or eliminate any withholding tax, which have been reasonably requested by the Borrower. Each Bank which delivers to the Borrower and the Agent a Form 1001 or 4224 and Form W-8 or W-9 pursuant to the next preceding sentence further undertakes to deliver to the Borrower and the Agent two further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower and the Agent, and such extensions or renewals thereof as may reasonably be requested by the Borrower and the Agent certifying in the case of a Form 1001 or 4224 that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. The Borrower shall withhold tax at the rate and in the manner required by the laws of the United States with respect to payments made to a Bank failing to timely provide the requisite Internal Revenue Service forms.

       Section 2.14. Payments Pro Rata. Except as provided in Sections 2.03(b), 2.03(c), 2.03(d), 2.06(c), 2.10, 2.11, or 2.13, each of the Banks agrees that if it should receive any payment (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under this Agreement or the Notes or other Credit Documents, or otherwise) in respect of any obligation of the Borrower or Guarantor hereunder or under the Notes or other Credit Documents of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total amount of principal, interest, fees or any other obligation incurred hereunder, as the case may be, then owed and due to such Bank bears to the total amount of principal, interest, fees or any such other obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse from the other Banks an interest in the obligations of the Borrower to such Banks in such amount as shall result in a proportional participation by all of the Banks in the aggregate unpaid amount of principal, interest, fees or any such other obligation, as the case may be, owed to all of the Banks, provided that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and each such other Bank shall repay to the purchasing Bank the purchase price to the extent of such other Bank's ratable share (according to the proportion of (i) the amount of the participation purchased from such other Bank as a result of such excess payment to (ii) the total amount of such excess payment) of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (i) the amount of such other Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.14 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.

       Section 2.15. Increase of Aggregate Commitments. Provided no Default has occurred and is continuing, the Borrower may by written notice to the Agent and the Banks request that the aggregate amount of the Commitments hereunder be increased up to the Aggregate Commitment Limit; provided, however that in the event the Parallel Agreement is still in effect, (a) the Borrower shall simultaneously request a pro rata increase in the aggregate amount of the Parallel Agreement Commitments pursuant to Section 2.15 of the Parallel Agreement, and (b) after giving effect to such increase of the aggregate Commitments and such pro rata increase of the aggregate Parallel Agreement Commitments, the total amount of all Commitments and all Parallel Agreement Commitments shall not exceed the Aggregate Commitment Limit. Upon the Borrower's receipt of (a) incremental commitments from such Banks that may agree to provide an increased Commitment hereunder, and if the Parallel Agreement is still in effect, an increased Parallel Agreement

Commitment under the Parallel Agreement (there being no obligation on the part of any Bank at any time hereunder to increase such Bank's Commitment or such Bank's Parallel Agreement Commitment but any such increase agreed upon by any Bank to be pro rata between this Agreement and the Parallel Agreement so that its ratable percentage of each is the same) and/or (b) commitments from new lenders willing to become a Bank with a Commitment hereunder, and if the Parallel Agreement is still in effect, a "Bank" under the Parallel Agreement with a pro rata Parallel Agreement Commitment, then such increase of the aggregate Commitments shall become effective simultaneously with any such increase of the aggregate Parallel Agreement Commitments when the following conditions precedent and, if applicable, the conditions precedent set forth in
Section 2.15 of the Parallel Agreement have been satisfied and the Agent shall have notified the parties hereto to such effect:

       (i) The Borrower shall have delivered to the Agent, with sufficient copies for each Bank (A) a certificate of the Chief Financial Officer of the Borrower addressed to the Banks to the effect that, to the best of such officer's knowledge, (x) no Default or Event of Default has occurred and is continuing (or would result from the incurrence of the additional Debt contemplated by this Section 2.15), and (y) all representations and warranties herein or in any other Credit Document are true and correct in all material respects with the same effect as if these representations and warranties had been made on the date of such certificate (it being understood and agreed that any representation which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and (B) unless the documentation delivered in connection with the effectiveness of this Agreement otherwise authorizes Debt hereunder and under the Parallel Agreement in an aggregate amount up to the Aggregate Commitment Limit, a certificate of the Borrower's Secretary certifying that the Borrower has been duly authorized by resolution of the Borrower's Board of Directors to incur Debt hereunder and, if the Parallel Agreement is still in effect, under the Parallel Agreement in an amount equal to or exceeding the increased aggregate amount of the Commitments and, if the Parallel Agreement is still in effect, the Parallel Agreement Commitments.

       (ii) An Accession Agreement for each New Bank shall have been duly executed by each party thereto.

       (iii) The Agent has received the written consent of each Bank which has agreed to increase its Commitment hereunder (but no other Bank's consent shall be required), such consent to be substantially in the form of the Consent to Increase of Commitment attached as Exhibit G.

       (iv) New Notes (including without limitation substitute Notes for those Banks which have agreed to increase their respective Commitments) shall have been executed and delivered by the Borrower in substantially the form of Exhibits A-1 and A-2, as appropriate.

       (v) No A Advances are outstanding hereunder as of the date such increase is to become effective, or any such Advances are contemporaneously repaid on such date.

                                  ARTICLE III

                                   CONDITIONS

       Section 3.01. Conditions Precedent to Effectiveness. This Agreement shall become effective when the following conditions precedent have been satisfied and the Agent shall have notified the parties hereto in writing that this Agreement has become effective pursuant to this Section:

       (a) Documentation. The Agent shall have received the following duly executed by all the parties thereto, in form and substance satisfactory to the Agent and the Banks, and (except for the Notes) in sufficient copies for each
Bank:

              (i) This Agreement duly executed by the Borrower, the Guarantor, the Agent, the Co-Agents, the Arranger & Syndication Agent and each Bank, and an A Note payable to each Bank duly executed by the Borrower.

              (ii) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying (i) copies of the Certificate of Incorporation and Bylaws of the Borrower as in effect on the date hereof, and (ii) the names and true signatures of the officers of the Borrower authorized to sign the Credit Documents executed or to be executed by the Borrower.

              (iii) A certificate of the Secretary or an Assistant Secretary of the Guarantor certifying (i) copies of the Certificate of Incorporation and Bylaws of the Guarantor as in effect on the date hereof, and (ii) the names and true signatures of the officers of the Guarantor authorized to sign the Credit Documents executed or to be executed by the Guarantor.

              (iv) A favorable opinion of Cullen M. Godfrey, General Counsel for each of the Borrower and the Guarantor, substantially in the form of Exhibit D hereto and as to such other matters as any Bank through the Agent may reasonably request.

              (v) A favorable opinion of Messrs. Bracewell & Patterson, L.L.P. counsel for the Agent, substantially in the form of Exhibit E hereto.

              (vi) The Agent's Fee Letter, executed by the Agent, the Borrower and the Guarantor.

       (b) No Material Adverse Change. No event or events which, individually or in the aggregate has had or is reasonably likely to cause a material adverse change in the business, assets, condition or operations of (i) the Borrower and its Subsidiaries taken as a whole, or (ii) the Guarantor and its Subsidiaries taken as a whole shall have occurred.

       (c) Payment of Fees. On the date of this Agreement, the Borrower shall have paid the fees required by paragraphs (b) and (d) of Section 2.03 and all costs and expenses which have been invoiced and are payable pursuant to
Section 10.04.

       (d) No Default. No Default shall have occurred and be continuing or would result from such Borrowing or from the application of the proceeds therefrom.

       (e) Representations and Warranties. The representations and warranties contained in Article V hereof shall be true and correct in all material respects on and as of the Effective Date before and after giving effect to the initial Borrowing and to the application of the proceeds from such Borrowing, as though made on and as of such date.

       (f) Termination of Existing Credit Agreement. The Agent, the Co-Agents, the Arranger & Syndication Agent and the Banks shall have received sufficient evidence indicating that the Borrower's and the Guarantor's obligations under the U.S. $400,000,000 Credit Agreement dated as of March 7, 1995 among the Borrower, the Guarantor, the banks and co-agents parties thereto, and NationsBank of Texas, N.A., as agent, have been repaid and all commitments of the banks party thereto have been terminated.

       (g) No Material Litigation. No legal or regulatory action or proceeding has commenced and is continuing against the Borrower, the Guarantor or any of their Subsidiaries since the date of this Agreement which could reasonably be expected to cause a material adverse change in the business, assets, condition or operations of (i) the Borrower and its Subsidiaries taken as a whole, or (ii) the Guarantor and its Subsidiaries taken as a whole.

       Section 3.02. Conditions Precedent to Each A Borrowing. The obligation of each Bank to make an A Advance on the occasion of any A Borrowing (including the initial Borrowing) shall be subject to the further conditions precedent that on the date of such A Borrowing the following statements shall be true (and each of the giving of the applicable Notice of A Borrowing and the acceptance by the Borrower of the proceeds of such A Borrowing shall constitute a representation and warranty by the Borrower that on the date of such A Borrowing such statements are true):

       (i) the representations and warranties contained in Article V (other than in Section 5.05 and Section 5.06) are correct on and as of the date of such A Borrowing, before and after giving effect to such A Borrowing and to the application of the proceeds therefrom, as though made on and as of such date,

       (ii) no event has occurred and is continuing, or would result from such A Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default, and

       (iii) after giving effect to such A Borrowing and all other Borrowings which have been requested on or prior to such date but which have not been made prior to such date, the aggregate principal amount of all Borrowings will not exceed the aggregate of the Commitments;

and the Agent shall have received such other approvals, opinions or documents as any Bank through the Agent may reasonably request.

       Section 3.03. Conditions Precedent to Certain Borrowings. The obligation of each Bank to make that portion of an A Advance on the occasion of any A Borrowing which would increase the aggregate outstanding amount of A Advances owing to such Bank over the aggregate amount of A Advances owing to such Bank outstanding immediately prior to the making of such Advance shall in each case be subject to the further condition precedent that on the date of such Borrowing, no Default occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that such condition precedent is satisfied on the date of such Borrowing).

       Section 3.04. Conditions Precedent to Each B Borrowing. The obligation of each Bank which is to make a B Advance on the occasion of a B Borrowing (including the initial B Borrowing) to make such B Advance as part of such B Borrowing is subject to the further conditions precedent that (a) at or before the time required by paragraph (iii) of Section 2.08(a), the Agent shall have received the written confirmatory notice of such B Borrowing contemplated by such paragraph, (b) on or before the date of such B Borrowing but prior to such B Borrowing, the Agent shall have received a B Note executed by the Borrower payable to the order of such Bank for each of the one or more B Advances to be made by such Bank as part of such B Borrowing, in a principal amount equal to at least the principal amount of the B Advance to be evidenced thereby and otherwise on such terms as were agreed to for such B Advance in accordance with
Section 2.08, and (c) on the date of such B Borrowing the following statements shall be true (and each of the giving of the applicable Notice of B Borrowing and the acceptance by the Borrower of the proceeds of such B Borrowing shall constitute a representation and warranty by the Borrower that on the date of such B Borrowing such statements are true):

       (i) the representations and warranties contained in Article V (other than in Section 5.05 and 5.06) are correct on and as of the date of such B Borrowing, before and after giving effect to such B Borrowing and to the application of the proceeds therefrom, as though made on and as of such date,

       (ii) no event has occurred and is continuing, or would result from such B Borrowing or from the application of the proceeds therefrom, which constitutes a Default, and

       (iii) following the making of such B Borrowing and all other Borrowings to be made on the same day to the Borrower under this Agreement, the aggregate principal amount of all Advances then outstanding shall not exceed the aggregate amount of the Commitments to the Borrower (computed without regard to any B Reduction);

and the Agent shall have received such other approvals, opinions or documents as any Bank through the Agent may reasonably request.


                                   ARTICLE IV

                                    GUARANTY

       Section 4.01. Guaranty. The Guarantor hereby unconditionally guarantees the punctual payment of the Guaranteed Obligations when due, whether at stated maturity, by acceleration or otherwise, and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Agent or any Bank in enforcing any rights hereunder. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts which constitute part of the Guaranteed Obligations and would be owed by the Borrower under this Agreement or any of the Notes but for the fact that the claims to such amounts are, or are deemed to be, stayed, unenforceable, not allowable, discharged, or otherwise reduced, restricted or limited in any manner due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

       Section 4.02. Guaranty Absolute. The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Documents executed from time to time by the Borrower, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Bank with respect thereto. The obligations of the Guarantor hereunder are independent of the Guaranteed Obligations, and provided an Event of Default exists as to the Borrower and is continuing at the time an action is brought, a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Agreement, irrespective or whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Guarantor hereunder shall be absolute and unconditional irrespective of:

              (i) any lack of validity or enforceability of any of the Credit Documents against the Borrower;

              (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other liabilities, or any other amendment or waiver of or any consent to departure from any of the Credit Documents, including, without limitation, any increase in the Guaranteed Obligations or any other liabilities resulting from the making of additional Advances guaranteed by the Guarantor to the Borrower or otherwise;

              (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations or any other liabilities;

              (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations or any other liabilities, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other liabilities or any other assets of the Borrower or any of its Subsidiaries;

              (v) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; or

              (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

       This guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

       Section 4.03. Waiver. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right to take any action against the Borrower or any other Person or any collateral.

       Section 4.04. Subrogation. The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of the Agent and the Banks against the Borrower or any other Person with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Borrower or any other Person in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any Person who has provided security for the Guaranteed Obligations or who has also guaranteed or is otherwise liable for the Guaranteed Obligations with respect to which such payment was made. If any amount shall be paid to the Guarantor on account of such subrogation or contribution rights at any time, such amount shall be held in trust for the benefit of the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in such order as may be determined by the Agent.

       Section 4.05. No Waiver; Remedies. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

       Section 4.06. Continuing Guaranty. This guaranty is a continuing guaranty and shall (i) remain in full force and effect until the later of (A) the payment in full of the Guaranteed Obligations and all other amounts payable under this guaranty and (B) the expiration or termination of each Commitment of each Bank to the Borrower, (ii) be binding upon the Guarantor, its successors and assigns, (iii) inure to the benefit of, and be enforceable by, the Agent, the Co-Agents, the Arranger & Syndication Agent, and each of the Banks and their respective successors, transferees and assigns, and
(iv) not be terminated by the Guarantor or the Borrower.


                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

       Each of the Borrower and the Guarantor represents and warrants as follows:

       Section 5.01. Corporate Existence. Each of the Borrower and the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects. Each Subsidiary of the Borrower and of the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, except where the failure to be so organized, existing and in good standing could not reasonably be expected to have a material adverse effect on the business, assets, condition or operations of (i) the Borrower and its Subsidiaries taken as a whole, or (ii) the Guarantor and its Subsidiaries taken as a whole. Each such Subsidiary has all corporate powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects.

       Section 5.02. Corporate Power. The execution, delivery and performance by the Borrower and the Guarantor of the Credit Documents to which each is a party and the consummation of the transactions contemplated by such Credit Documents are within the Borrower's and the Guarantor's corporate powers, respectively, have been duly authorized by all necessary corporate action, do not contravene (i) the Borrower's or the Guarantor's charter or by-laws or (ii) law or any contractual restriction binding on or affecting the Borrower or the Guarantor and will not result in or require the creation or imposition of any Lien prohibited by this Agreement. At the time of each borrowing of any Advance by the Borrower, such borrowing and the use of the proceeds of such Advance will be within the Borrower's corporate powers, will have been duly authorized by all necessary corporate action, will not contravene (i) the Borrower's charter or by-laws or (ii) law or any contractual restriction binding on or affecting the Borrower and will not result in or require the creation or imposition of any Lien prohibited by this Agreement.

       Section 5.03. Authorization and Approvals. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower or the Guarantor of the Credit Documents to which each is a party or the consummation of the transactions contemplated by such Credit Documents. At the time of each borrowing of any Advance by the Borrower, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body will be required for such borrowing or the use of the proceeds of such Advance.

       Section 5.04. Enforceable Obligations. This Agreement has been duly executed and delivered by the Borrower and the Guarantor. This Agreement is the legal, valid and binding obligation of the Borrower and the Guarantor enforceable against the Borrower or the Guarantor, respectively, in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally. The A Notes of the Borrower are, and when executed the B Notes of the Borrower will be, the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

       Section 5.05. Financial Statements. (a) The Consolidated and consolidating balance sheets of the Guarantor and its Subsidiaries as at December 31, 1995, and the related Consolidated and consolidating statements of income and cash flows of the Guarantor and its Subsidiaries for the fiscal year then ended, copies of which have been furnished to each Bank, and the Consolidated and consolidating balance sheets of the Guarantor and its Subsidiaries as at September 30, 1996, and the related Consolidated and consolidating statements of income and cash flows of the Guarantor and its Subsidiaries for the nine months then ended, duly certified by an authorized financial officer of the Guarantor, copies of which have been furnished to each Bank, fairly present (subject, in the case of such balance sheets as at September 30, 1996, and such statements of income and cash flows for the nine months then ended, to year-end audit adjustments) the Consolidated and consolidating financial condition of the Guarantor and its Subsidiaries as at such dates and the Consolidated and consolidating results of operations of the Guarantor and its Subsidiaries for the fiscal year and nine month period, respectively, ended on such dates, all in accordance with generally accepted accounting principles consistently applied. Since September 30, 1996, there has been no material adverse change in the condition or operations of the Guarantor or its Subsidiaries.

       (b) The consolidating balance sheets of the Guarantor and its Subsidiaries as at December 31, 1995 and September 30, 1996 referred to in
Section 5.05(a), and the related consolidating statements of income and cash flows of the Guarantor and its Subsidiaries for the fiscal year and nine months, respectively, then ended referred to in Section 5.05(a), to the extent such balance sheets and statements pertain to the Borrower, fairly present (subject, in the case of such balance sheet as at September 30, 1996 and such statements of income and cash flows for the nine months then ended, to year-end audit adjustments) the Consolidated financial condition of the Borrower and its Subsidiaries as at such dates and the Consolidated results of operations of the Borrower and its Subsidiaries for the fiscal year and nine month period, respectively, ended on such dates, all in accordance with generally accepted accounting principles consistently applied. Since September 30, 1996, there has been no material adverse change in the condition or operations of the Borrower or its Subsidiaries.

       Section 5.06. Litigation. Except as otherwise disclosed in writing by the Borrower or the Guarantor to the Banks and the Agent after the date hereof and approved by the Majority Banks, there is, no pending or, to the knowledge of the Borrower or the Guarantor, threatened action or proceeding affecting the Borrower or the Guarantor or any Subsidiary of the Borrower or the Guarantor before any court, governmental agency or arbitrator, which could reasonably be expected to materially and adversely affect the financial condition or operations of the Borrower and its Subsidiaries taken as a whole, or of the Guarantor and its Subsidiaries taken as a whole, or which purports to affect the legality, validity, binding effect or enforceability of this Agreement or any Note.

       Section 5.07. Regulation U; Use of Proceeds. Neither the Borrower nor the Guarantor is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. Following the application of the proceeds of each Advance, not more than 25% of the value of the assets of the Borrower, or of the Borrower and its Subsidiaries, which are subject to any arrangement with the Agent or any Bank (herein or otherwise) whereby the Borrower's or any such Subsidiary's right or ability to sell, pledge or otherwise dispose of assets is in any way restricted will be such margin stock.

       Section 5.08. Investment Company Act. Neither the Borrower nor the Guarantor is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

       Section 5.09. ERISA. No Termination Event has occurred or is reasonably expected to occur with respect to any Plan for which an Insufficiency exists. Neither the Guarantor nor any ERISA Affiliate of the Guarantor has received any notification that any Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and the Guarantor is not aware of any reason to expect that any Multiemployer Plan is to be in reorganization or to be terminated within the meaning of Title IV of ERISA.

       Section 5.10. Taxes. As of the date of this Agreement, the United States federal income tax returns of the Borrower and the Guarantor, and the Subsidiaries of the Borrower and the Guarantor, have been examined through the fiscal year ended December 31, 1989. The Borrower and the Subsidiaries of the Borrower have filed all United States Federal income tax returns and all other material domestic tax returns which are required to be filed by them and have paid, or provided for the payment before the same become delinquent of, all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any such Subsidiary, other than those taxes contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of the Borrower and the Subsidiaries of the Borrower in respect of taxes are adequate.

       Section 5.11. Holding Company. Neither the Borrower nor the Guarantor is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

       Section 5.12. Environmental Condition. Except as set forth in any reports filed with the Securities and Exchange Commission (copies of which have been received by the Banks) pertaining to certain Environmental matters, the Borrower and the Guarantor and their respective Subsidiaries are in compliance in all material respects with all Environmental Protection Statutes to the extent material to their respective operations or financial condition. As of the date of this Agreement, there are no material Environmental matters outstanding. The aggregate contingent and non-contingent liabilities of the Borrower, the Guarantor and their respective Subsidiaries which are reasonably expected to arise in connection with (i) the requirements of Environmental Protection Statutes or (ii) any obligation or liability to any Person in connection with any Environmental matters (including, without limitation, any release or threatened release (as such terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980) of any Hazardous Waste, Hazardous Substance, other waste, petroleum or petroleum products into the Environment) does not exceed 10% of the Consolidated Tangible Net Worth of the Guarantor (excluding liabilities to the extent covered by insurance if the insurer has confirmed that such insurance covers such liabilities).

       Section 5.13. Ownership of Borrower. The Guarantor owns 100% of the outstanding shares of capital stock of the Borrower, and will derive substantial direct and indirect benefit from the transactions contemplated by this Agreement.

       Section 5.14. Guarantor's Independent Decision. The Guarantor has, independently and without reliance upon the Agent or any Bank, and based on documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to undertake the guaranty set forth in Article IV hereof.


                                   ARTICLE VI

                             AFFIRMATIVE COVENANTS

       So long as any Note shall remain unpaid or any Bank shall have any Commitment hereunder, unless the Majority Banks shall otherwise consent in writing:

       Section 6.01. Compliance with Laws, Etc. Each of the Borrower and the Guarantor will comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, the payment and discharge before the same become delinquent of all taxes, assessments and governmental charges or levies imposed upon it or any of its Subsidiaries or upon any of its property or any property of any of its Subsidiaries, and all lawful claims which, if unpaid, might become a Lien upon any property of it or any of its Subsidiaries, provided that neither the Borrower nor the Guarantor nor any Subsidiary of the Borrower or the Guarantor shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings and with respect to which reserves in conformity with generally accepted accounting principles, if required by such principles, have been provided on the books of the Borrower or the Guarantor or such Subsidiary, as the case may be.

       Section 6.02. Reporting Requirements. The Guarantor will furnish to each of the Banks:

       (a) as soon as possible and in any event within five days after the occurrence of each Default continuing on the date of such statement, a statement of an authorized financial officer of the Borrower or the Guarantor, as the case may be, setting forth the details of such Default and the actions, if any, which the Borrower or the Guarantor has taken and proposes to take with respect thereto;

       (b) as soon as available and in any event not later than 60 days after the end of each of the first three quarters of each fiscal year of the Guarantor, the Consolidated and consolidating balance sheets of the Guarantor and its Subsidiaries as of the end of such quarter (such consolidating balance sheets to reflect such Subsidiaries, including the Borrower, as separate entities) and the Consolidated and consolidating statements of income and cash flow statements of the Guarantor and its Subsidiaries for the period commencing at the end of the previous year and ending with the end of such quarter (such consolidating statements of income and cash flow statements to reflect such Subsidiaries, including the Borrower, as separate entities), all in reasonable detail and duly certified (subject to year-end audit adjustments) by an authorized financial officer of the Guarantor as having been prepared in accordance with generally accepted accounting principles, together with a certificate of said officer (i) stating that he has no knowledge that a Default has occurred, or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action, if any, which the Guarantor proposes to take with respect thereto, and (ii) showing in detail the calculation supporting such statement in respect of Section 7.01;

       (c) as soon as available and in any event not later than 120 days after the end of each fiscal year of the Guarantor, a copy of the annual audit report for such year for the Guarantor and its Subsidiaries, including therein Consolidated and consolidating balance sheets of the Guarantor and its Subsidiaries as of the end of such fiscal year (such consolidating balance sheets to reflect such Subsidiaries, including the Borrower, as separate entities) and Consolidated and consolidating statements of income and cash flow statements of the Guarantor and its Subsidiaries for such fiscal year (such consolidating statements of income and cash flow statements to reflect such Subsidiaries, including the Borrower, as separate entities), in each case prepared in accordance with generally accepted accounting principles and certified by KPMG Peat Marwick or other independent certified public accountants of recognized standing acceptable to the Majority Banks, together with a certificate of such accounting firm to the Banks (i) stating that, in the course of the regular audit of the business of the Guarantor and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, and (ii) showing in detail the calculations supporting such statement in respect of Section 7.01;

       (d) promptly after the end of each fiscal quarter, copies of all proxy material, reports and other information which the Guarantor sends to any of its security holders, and copies of all reports and registration statements which the Guarantor or any Subsidiary of the Guarantor files with the Securities and Exchange Commission or any national securities exchange;

       (e) as soon as possible and in any event (i) within 30 Business Days after the Guarantor or any ERISA Affiliate of the Guarantor knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Plan has occurred and (ii) within 10 Business Days after the Guarantor or any ERISA Affiliate of the Guarantor knows or has reason to know that any other Termination Event with respect to any Plan has occurred or is reasonably expected to occur, a statement of the chief financial officer or chief accounting officer of the Guarantor describing such Termination Event and the action, if any, which the Guarantor or such ERISA Affiliate of the Guarantor proposes to take with respect thereto;

       (f) promptly after receipt thereof by the Guarantor or any ERISA Affiliate of the Guarantor, copies of each notice received by the Guarantor or any ERISA Affiliate of the Guarantor from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan;

       (g) within 30 days following request therefor by any Bank, copies of each Schedule B (Actuarial Information) to each annual report (Form 5500 Series) of the Guarantor or any ERISA Affiliate of the Guarantor with respect to each Plan;

       (h) promptly after receipt thereof by the Guarantor or any ERISA Affiliate of the Guarantor from the sponsor of a Multiemployer Plan, a copy of each notice received by the Guarantor or any ERISA Affiliate of the Guarantor concerning (i) the imposition of a Withdrawal Liability by a Multiemployer Plan, (ii) the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA, (iii) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA, or
(iv) the amount of liability incurred, or expected to be incurred, by the Guarantor or any ERISA Affiliate of the Guarantor in connection with any event described in clause (i), (ii) or (iii) above;

       (i) promptly after it has knowledge of (A) any material litigation pending or threatened against it which could reasonably be expected to cause a material adverse change in the financial condition of the Borrower, the Guarantor, or any Subsidiary, or (B) the occurrence of any other contingency which could reasonably be expected to cause a material adverse change in the financial condition of the Borrower, the Guarantor or any Subsidiary; and

       (j) such other information respecting the business or properties, or the condition or operations, financial or otherwise, of the Borrower or the Guarantor or any of their Subsidiaries as any Bank through the Agent may from time to time reasonably request.

       Section 6.03. Use of Proceeds. The Borrower will use the proceeds of the Advances only for general corporate purposes, including without limitation to repay maturing commercial paper of the Borrower.

       Section 6.04. Maintenance of Insurance. Each of the Borrower and the Guarantor will maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or the Guarantor or its respective Subsidiaries operate, provided that the Borrower or the Guarantor or any of its respective Subsidiaries may self-insure to the extent and in the manner normal for companies of like size, type and financial condition.

       Section 6.05. Preservation of Corporate Existence, Etc. Each of the Borrower and the Guarantor will preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which qualification is necessary or desirable in view of its business and operations or the ownership of its properties, except in the case of any Subsidiary where the failure of such Subsidiary to so preserve, maintain, qualify and remain qualified could not reasonably be expected to have a material adverse effect on the business, assets, condition or operations of the Borrower and its Subsidiaries taken as a whole, or of the Guarantor and its Subsidiaries taken as a whole; provided, however, that nothing herein contained shall prevent any transaction permitted by Section 7.03.

       Section 6.06. Payment of Taxes, Etc. Each of the Borrower and the Guarantor will pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent and which the failure to timely pay or discharge could reasonably be expected to have a material adverse effect on the business, assets, condition or operations of the Borrower and its Subsidiaries taken as a whole, or of the Guarantor and its Subsidiaries taken as a whole, (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits of property that are material in amount, prior to the date on which penalties attach thereto and (b) all lawful claims that are material in amount which, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Borrower, the Guarantor, nor any such Subsidiary shall be required to pay or discharge any such tax, assessment, charge, levy, or claim which is being contested in good faith and by appropriate proceedings, and with respect to which reserves in conformity with generally accepted accounting principles have been provided.

       Section 6.07. Visitation Rights. At any reasonable time and from time to time and so long as any visit or inspection will not unreasonably interfere with the operations of the Borrower, the

Guarantor or any of their Subsidiaries, upon reasonable notice, each of the Borrower and the Guarantor will, and will cause its Subsidiaries to, permit the Agent and any Bank or any of its agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit and inspect at its reasonable discretion the properties of, the Borrower, the Guarantor and any such Subsidiary, to discuss the affairs, finances and accounts of the Borrower, the Guarantor and any such Subsidiary with any of their respective officers or directors.

                                  ARTICLE VII

                               NEGATIVE COVENANTS

       So long as any Note shall remain unpaid or any Bank shall have any Commitment to the Borrower hereunder, without the written consent of the Majority Banks:

       Section 7.01. Financial Covenants. The Guarantor will not: (a) declare or make any Restricted Payments unless (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the amount of all such Restricted Payments made on or after January 1, 1997 shall not exceed an amount equal to (x) $275,000,000, plus (y) 75% of the Guarantor's Consolidated net income for the period on or after January 1, 1997 to the date on which such Restricted Payment is to be made (minus 100% of cumulative losses), plus (z) 100% of the net cash proceeds of any capital stock offering of the Guarantor effective on or after January 1, 1997; or

       (b) as of the last day of each calendar quarter, permit the Consolidated Debt of the Guarantor to exceed 50% of the Consolidated Capitalization of the Guarantor.

       Section 7.02. Liens, Etc. Neither the Borrower nor the Guarantor will create, assume, incur or suffer to exist, or permit any of the Restricted Subsidiaries to create, assume, incur or suffer to exist, any Lien on or in respect of any of its property, whether now owned or hereafter acquired, or assign or otherwise convey, or permit any such Restricted Subsidiary to assign or otherwise convey, any right to receive income, in each case to secure or provide for the payment of any Debt of any Person, except Permitted Liens.

       Section 7.03. Merger and Sale of Assets. Neither the Borrower nor the Guarantor will merge or consolidate with or into any other Person, or sell, lease or otherwise transfer a Substantial Part of the assets of the Guarantor and the Restricted Subsidiaries, or permit any of the Restricted Subsidiaries to merge or consolidate with or into any other Person, or sell, lease or otherwise transfer a Substantial Part of the assets of the Guarantor and the Restricted Subsidiaries, except that this Section 7.03 shall not prohibit:

              (i) a sale of any account receivable without recourse or any discount of an account receivable provided that (A) in the case of such a sale, the sale proceeds are not less than the greater of either the face value or the fair market value of such receivable and (B) in the case of such a discount, the discount does not exceed the greater of 20% of either the face value or the fair market value of such receivable;

              (ii) the Guarantor and the Restricted Subsidiaries from selling any assets if 100% of the net proceeds of such sale are (1) reinvested in the Guarantor's or the Borrower's business; (2) used to repay outstanding Debt of the Guarantor or the Borrower; or (3) used to make Restricted Payments permitted by Section 7.01(a); and

              (iii) any of the Guarantor or a Restricted Subsidiary from merging or consolidating with or into any Person, or transferring a Substantial Part of the assets of the Guarantor and the Restricted Subsidiaries to such Person, if in each case (x) such Person is a corporation organized under the laws of the United States or any state thereof, (y) such Person expressly assumes in writing all obligations of the Borrower and the Guarantor hereunder, and (z) no Default or Event of Default has occurred and is continuing.

       Section 7.04. Agreements to Restrict Dividends and Certain Transfers. Neither the Borrower nor the Guarantor will enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any consensual encumbrance or restriction on the ability of any Subsidiary of the Guarantor
(i) to pay, directly or indirectly, dividends or make any other distributions in respect of its capital stock or pay any Debt or other obligation owed to the Guarantor or to any Subsidiary of the Guarantor; or (ii) to make loans or advances to the Guarantor or any Subsidiary of the Guarantor, except those encumbrances and restrictions existing on the date hereof and described in
Schedule IV and those now or hereafter existing that are not more restrictive in any respect than such encumbrances and restrictions described in Schedule IV.

       Section 7.05. Compliance with ERISA. The Guarantor will not (i) terminate, or permit any ERISA Affiliate of the Guarantor to terminate, any Plan so as to result in any liability of the Guarantor or any such ERISA Affiliate to the PBGC in excess of $5,000,000, or (ii) permit to exist any occurrence of any Termination Event with respect to a Plan for which there is an Insufficiency in excess of $5,000,000.

       Section 7.06. Transactions with Affiliates. Neither the Borrower nor the Guarantor will make any material sale to, make any material purchase from, extend material credit to, make material payment for services rendered by, or enter into any other material transaction with, or permit any Restricted Subsidiary to make any material sale to, make any material purchase from, extend material credit to, make material payment for services rendered by, or enter into any other material transaction with, any Affiliate of the Borrower or the Guarantor or of such Restricted Subsidiary unless as a whole such sales, purchases, extensions of credit, rendition of services and other transactions are (at the time such sale, purchase, extension of credit, rendition of services or other transaction is entered into) (i) in the ordinary course of business, (ii) upon terms no less favorable to the Borrower or the Guarantor or such Restricted Subsidiary than it would obtain in a comparable arms-length transaction with a Person not an Affiliate, and (iii) on terms and conditions reasonably fair in all material respects to the Borrower or the Guarantor or such Restricted Subsidiary in the good faith judgment of the Borrower or the Guarantor, as the case may be.

       Section 7.07. Change of Business. Neither the Borrower nor the Guarantor will, or will permit any Restricted Subsidiary to, materially change the general nature of its business.

       Section 7.08. Limitation on Loans, Advances and Investments. Neither the Borrower nor the Guarantor will, or will permit any Restricted Subsidiary to, make or permit to exist any loans, advances or capital contributions to, or make any investment in, or purchase or commit to purchase any stock or other securities or evidences of indebtedness of or interests in any Person, except the following:

       (a)    as shown on the attached Schedule V;

       (b)    the purchase of Liquid Investments;

       (c) trade and customer accounts receivable which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms;

       (d) ordinary course of business contributions, loans or advances to, or investments in, a Restricted Subsidiary; and

       (e)    other capital investments not otherwise permitted by this Section
7.08 in any Person not a Restricted Subsidiary provided that (i) the aggregate amount of such investments for the Borrower, the Guarantor, and all Restricted Subsidiaries which are outstanding at any time shall not exceed $25,000,000;
(ii) such Person shall be in the same or substantially similar line or lines of business as the Guarantor and the Restricted Subsidiaries; and (iii) the liabilities of such other Person shall be nonrecourse to the Guarantor and the Restricted Subsidiaries.

       Section 7.09. Fiscal Year; Accounting Practices. Neither the Borrower nor the Guarantor will change, or will permit any Restricted Subsidiary to change (a) its fiscal year from that existing as of the date of this Agreement, or (b) its accounting principles and practices (except as may be required by reason of a change in generally accepted accounting principles) from those reflected in the financial statements referred to in Section 5.05 in any manner which would materially affect any accounting determination contemplated by this Agreement.

                                  ARTICLE VIII

                               EVENTS OF DEFAULT

       Section 8.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

       (a) the Borrower shall fail to pay any principal of any Advance when the same becomes due and payable in accordance with the terms hereof, or shall fail to pay any interest on any such Advance or any fee or other amount to be paid by it hereunder within five days after the same becomes due and payable in accordance with the terms hereof; or

       (b) any certification, representation or warranty made by the Borrower or the Guarantor herein or by the Borrower or the Guarantor (or any of their respective officers) in writing (including representations and warranties deemed made pursuant to Section 3.02, 3.03 or 3.04) under or in connection with any Credit Document shall prove to have been incorrect in any material respect when made or deemed made; or

       (c)    the Borrower or the Guarantor shall fail to perform or observe
(i) any term, covenant or agreement contained in Section 6.02 on its part to be performed or observed and such failure shall continue for three Business Days after the earlier of the date notice thereof shall have been given to the Borrower or the Guarantor by the Agent or any Bank or the date the Borrower or the Guarantor shall have knowledge of such failure, or (ii) any covenant contained in Section 6.05 (other than with respect to maintaining the corporate existence of the Borrower or the Guarantor or maintaining any franchise of the Borrower or the Guarantor which is material to the Borrower's or the Guarantor's business and operations) and such failure shall continue for 30 days after the earlier of the date notice thereof shall have been given to the Borrower or the Guarantor by the Agent or any Bank or the date the Borrower or the Guarantor shall have knowledge of such failure, or (iii) any term (other than a representation and warranty), covenant or agreement contained in any Credit Document (other than a term, covenant or agreement the noncompliance with which would be governed by clauses (i) and (ii) of this paragraph (c)) on its part to be performed or observed; or

       (d) the Borrower, the Guarantor, or any Restricted Subsidiary shall fail to pay any principal of or premium or interest on any of its Debt which is outstanding in a principal amount of at least $25,000,000 in the aggregate (excluding Debt evidenced by the Notes) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt;

or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

       (e) the Borrower, the Guarantor, or any Restricted Subsidiary shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower, the Guarantor, or any Restricted Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), shall remain undismissed or unstayed for a period of 30 days; or the Borrower, the Guarantor, or any Restricted Subsidiary shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

       (f) any judgments or orders for the payment of money in excess of $10,000,000 individually or $25,000,000 in the aggregate shall be rendered against the Borrower, the Guarantor, or any Restricted Subsidiary and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgments or orders or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgments or orders, by reason of a pending appeal or otherwise, shall not be in effect; or

       (g) any Termination Event with respect to a Plan shall have occurred and, 30 days after notice thereof shall have been given to the Borrower and the Guarantor by the Agent, (i) such Termination Event shall still exist and (ii) the sum (determined as of the date of occurrence of such Termination Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which a Termination Event shall have occurred and then exist (or in the case of a Plan with respect to which a Termination Event described in clause (ii) of the definition of Termination Event shall have occurred and then exist, the liability related thereto) is equal to or greater than $10,000,000; or

       (h) the Guarantor or any ERISA Affiliate of the Guarantor shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date of such notification), exceeds $10,000,000 in the aggregate or requires payments exceeding $5,000,000 per annum; or

       (i) the Guarantor or any ERISA Affiliate of the Guarantor shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Guarantor and its ERISA Affiliates to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years which include the date hereof by an amount exceeding $10,000,000; or

       (j) the Guarantor shall cease to own directly or indirectly 100% of the capital stock of the Borrower; or

       (k) any Person or group (or any Affiliate of such Person or group) -- other than Petrofina S.A., a societe anonyme (corporation) organized and existing under the laws of the Kingdom of Belgium ("Petrofina"), or Petrofina Delaware, Incorporated, a Delaware corporation ("PDI"), or any wholly-owned Subsidiary of Petrofina or PDI -- shall beneficially own, directly or indirectly, capital stock of the Guarantor representing 30% or more of the voting power of all capital stock of the Guarantor; or

       (l) any "Event of Default" (as such term is defined in the Parallel Agreement) shall occur and be continuing.

then, and in any such event, the Agent (i) shall at the request, or may with the consent, of the Majority Banks, by notice to the Borrower, declare all of the Commitments and the obligation of each Bank to make Advances to be terminated, whereupon all of the Commitments and each such obligation shall forthwith terminate, and (ii) shall at the request, or may with the consent of the Majority Banks, by notice to the Borrower declare the Notes, all interest thereon and all other amounts payable by the Borrower and the Guarantor under this Agreement to be forthwith due and payable, whereupon such Notes, such interest and all such amounts shall become and be forthwith due and payable, without requirement of any presentment, demand, protest, notice of intent to accelerate, further notice of acceleration or other further notice of any kind (other than the notice expressly provided for above), all of which are hereby expressly waived by the Borrower and the Guarantor; provided, however, that in the event of any Event of Default described in Section 8.01(e) with respect to the Borrower or the Guarantor, (A) the obligation of each Bank to make Advances shall automatically be terminated and (B) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or any other notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantor.

                                   ARTICLE IX

         THE AGENT, THE CO-AGENTS, AND THE ARRANGER & SYNDICATION AGENT

       Section 9.01. Authorization and Action. Each Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by the Credit Documents (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks, and such instructions shall be binding upon all Banks and all holders of Notes; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to any Credit Document or applicable law. The Agent agrees to give to each Bank prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

       Section 9.02. Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Credit Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (i) may treat the payee of any Note as the holder thereof until the Agent receives and accepts an Assignment executed by the Borrower, the Bank which is the payee of such Note, as assignor, and the assignee in accordance with Section 10.06; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations made in or in connection with the Credit Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Credit Documents on the part of the Borrower or the Guarantor or to inspect the property (including the books and records) of the Borrower or the Guarantor; (v) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents; and (vi) shall incur no liability under or in respect of the Credit Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

       Section 9.03. NationsBank and Affiliates. With respect to its Commitment, the Advances made by it and the Notes issued to it, NationsBank shall have the same rights and powers under the Credit Documents and any Note payable to NationsBank as any other Bank and may exercise the same as though it was not the Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include NationsBank in its individual capacity. NationsBank and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, the Guarantor, any Subsidiary of the Borrower or the Guarantor and any Person who may do business with or own securities of the Borrower, the Guarantor, or any such Subsidiary, all as if NationsBank were not the Agent and without any duty to account therefor to the Banks.

       Section 9.04. Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent, the Arranger & Syndication Agent or any other Bank and based on the financial statements referred to in Section 5.05 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent, the Arranger & Syndication Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents.

       SECTION 9.05. INDEMNIFICATION. THE BANKS AGREE TO INDEMNIFY THE AGENT, EACH CO-AGENT, AND THE ARRANGER & SYNDICATION AGENT (TO THE EXTENT NOT REIMBURSED BY THE BORROWER OR THE GUARANTOR), RATABLY ACCORDING TO THE RESPECTIVE PRINCIPAL AMOUNTS OF THE A NOTES THEN HELD BY EACH OF THEM (OR IF NO A NOTES ARE AT THE TIME OUTSTANDING OR IF ANY A NOTES ARE HELD BY PERSONS WHICH ARE NOT BANKS, RATABLY ACCORDING TO EITHER (I) THE RESPECTIVE AMOUNTS OF THEIR COMMITMENTS, OR (II) IF ALL COMMITMENTS HAVE TERMINATED, THE RESPECTIVE AMOUNTS OF THE COMMITMENTS IMMEDIATELY PRIOR TO THE TIME THE COMMITMENTS TERMINATED), FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE AGENT, SUCH CO-AGENT OR THE ARRANGER & SYNDICATION AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THE CREDIT DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THE AGENT UNDER THE CREDIT DOCUMENTS, PROVIDED THAT NO BANK SHALL BE LIABLE TO THE AGENT, SUCH CO-AGENT OR THE ARRANGER & SYNDICATION AGENT FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING FROM THE AGENT'S, SUCH CO-AGENT'S OR THE ARRANGER & SYNDICATION AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, EACH BANK AGREES TO REIMBURSE THE AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE OF ANY OUT-OF-POCKET EXPENSES (INCLUDING COUNSEL

FEES) INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE CREDIT DOCUMENTS TO THE EXTENT THAT THE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY THE BORROWER OR THE GUARANTOR.

       Section 9.06. Successor Agent. The Agent may resign at any time as Agent under this Agreement by giving written notice thereof to the Banks and the Borrower and may be removed at any time by the Borrower if at any time the Agent, in its individual capacity as a Bank hereunder, shall hold less than $30,000,000 of the aggregate Commitments. Upon any such resignation or removal, the Borrower shall have the right to appoint, with the consent of the Majority Banks (which consent shall not be unreasonably withheld), a successor Agent. If no successor Agent shall have been so appointed by the Borrower with such consent of the Majority Banks, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Borrower's removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a Bank which is a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent under this Agreement by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and shall function as the Agent under this Agreement, and the retiring Agent shall be discharged from its duties and obligations as Agent under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

       Section 9.07. Co-Agents; Arranger & Syndication Agent. The Co-Agents and the Arranger & Syndication Agent shall have no duties, obligations, or liabilities in their capacities as such.


                                   ARTICLE X

                                 MISCELLANEOUS

       Section 10.01. Amendments, Etc. No amendment or waiver of any provision of any Credit Document, nor consent to any departure by the Borrower or the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following: (a) waive any of the conditions specified in Article III, (b) increase the aggregate amount of the Commitments to greater than the Aggregate Commitment Limit or subject the Banks to any additional obligations, (c) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (e) take action which requires the signing of all the Banks pursuant to the terms of this Agreement, (f) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Agreement or any other Credit Document,
(g) release the Guarantor or otherwise change any obligation of the Guarantor to pay any amount payable by the Guarantor hereunder or (h) amend this Section 10.01; provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Banks required above to take such action, affect the rights or duties of the Agent under any Credit Document; and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Guarantor in addition to any other party required above to take such action, affect the rights or duties of the Guarantor under any Credit Document; and provided, further, that no increase may be made with respect to any Bank's Commitment without the consent of such Bank.

       Section 10.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopy, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to any Bank, as specified opposite its name on Schedule I hereto or specified pursuant to an Assignment; if to the Borrower or the Guarantor, as specified opposite its name on Schedule II hereto; and if to NationsBank, as Agent, as specified opposite its name on Schedule I hereto or, as to the Borrower, the Guarantor, or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower, the Guarantor, and the Agent. All such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, sent by telecopier to any party to the telecopier number as set forth herein or on Schedule I or Schedule II (or other telecopy number specified by such party in a written notice to the other parties hereto), delivered to the telegraph company, telexed to any party to the telex number set forth hereinabove or on Schedule I or Schedule II (or other telex number designated by such party in a written notice to the other parties hereto), confirmed by telex answerback, or delivered to the cable company, respectively, except that notices and communications to the Agent pursuant to Article II or IX shall not be effective until received by the Agent.

       Section 10.03. No Waiver; Remedies. No failure on the part of any Bank or the Agent to exercise, and no delay in exercising, any right under any Credit Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Credit Documents are cumulative and not exclusive of any remedies provided by law.

       Section 10.04.  Costs, Expenses and Taxes.

       (a) The Borrower agrees to pay on demand (i) all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of any Credit Document, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under any Credit Document, Agent's out-of-pocket expenses associated with the negotiation and closing and (ii) all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses, which may include inside counsel), of the Agent and each Bank in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) against the Borrower or the Guarantor of any Credit Document.

       (b) THE BORROWER AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, TO INDEMNIFY AND HOLD HARMLESS THE AGENT, EACH CO-AGENT, THE ARRANGER & SYNDICATION AGENT AND EACH BANK AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LIABILITIES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE FEES AND DISBURSEMENTS OF COUNSEL) FOR WHICH ANY OF THEM MAY BECOME LIABLE OR WHICH MAY BE INCURRED BY OR ASSERTED AGAINST THE AGENT, SUCH CO-AGENT, THE ARRANGER & SYNDICATION AGENT OR SUCH BANK OR ANY SUCH DIRECTOR, OFFICER, EMPLOYEE OR AGENT (OTHER THAN BY ANOTHER BANK OR ANY SUCCESSOR OR ASSIGN OF ANOTHER BANK), IN EACH CASE IN CONNECTION WITH OR ARISING OUT OF OR BY REASON OF ANY INVESTIGATION, LITIGATION, OR PROCEEDING, WHETHER OR NOT THE AGENT, SUCH CO-AGENT, THE ARRANGER & SYNDICATION AGENT OR SUCH BANK OR ANY SUCH DIRECTOR, OFFICER, EMPLOYEE OR AGENT IS A PARTY THERETO, ARISING OUT OF, RELATED TO OR IN CONNECTION WITH ANY CREDIT DOCUMENT OR ANY TRANSACTION IN WHICH ANY PROCEEDS OF ALL OR ANY PART OF THE ADVANCES ARE APPLIED (OTHER THAN ANY SUCH CLAIM, DAMAGE, LIABILITY OR EXPENSE TO THE EXTENT ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF, OR VIOLATION OF ANY LAW OR REGULATION BY, ANY SUCH INDEMNIFIED PARTY).

       Section 10.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 8.01 to authorize the Agent to declare the Notes due and payable pursuant to the provisions of Section 8.01, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Borrower or the Guarantor against any and all of the obligations of the Borrower or the Guarantor now or hereafter existing under the Credit Documents, irrespective of whether or not such Bank shall have made any demand under this Agreement or such Notes and although such obligations may be unmatured. Each Bank agrees promptly to notify the Borrower and the Guarantor after such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

       Section 10.06.  Bank Assignments and Participations.

       (a) Assignments. Any Bank may assign to one or more banks or other entities all or any portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it, and the Notes held by it); provided, however, that (i) each such assignment of an Assigning Bank's Commitment shall be of a constant, and not a varying, percentage of all of such Bank's rights and obligations under this Agreement in respect of such Commitment and such Bank shall simultaneously assign a pro rata portion of such Bank's rights and obligations in respect of its Parallel Agreement Commitment so that its pro rata percentage of each of the Commitments and the Parallel Agreement Commitments is the same,
(ii) the amount of the resulting Commitment and Advances of the assigning Bank (unless it is assigning all its Commitment and all of its Parallel Agreement Commitment) and the assignee Bank pursuant to each such assignment (determined as of the date of the Assignment with respect to such assignment) shall in no event be less than $10,000,000 and shall be an integral multiple of $1,000,000,
(iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment, together with the Note or Notes subject to such assignment, and (v) each Eligible Assignee not already a Bank hereunder shall pay to the Agent an assignment fee of $3000 in connection with such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment, which effective date shall be at least three Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto for all purposes and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment, have the rights and obligations of a Bank hereunder and (B) such Bank thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment covering all or the remaining portion of such Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).

       (b) Terms of Assignments. By executing and delivering an Assignment, the Bank thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto the matters set forth in paragraphs 2 and 3 of such Assignment.

       (c) The Register. The Agent shall maintain at its address referred to on Schedule I a copy of each Assignment delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitments of, and principal amount of the Advances owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Guarantor, the Agent, and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Guarantor, or any Bank at any reasonable time and from time to time upon reasonable prior notice.

       (d) Procedures. Upon its receipt of an Assignment executed by a Bank and an Eligible Assignee, together with the Note or Notes subject to such assignment, the Agent shall, if such Assignment has been completed and is in substantially the form of the attached Exhibit C, (i) accept such Assignment,
(ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the Borrower and the Guarantor. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent (x) in exchange for the surrendered A Note, a new A Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment (without giving affect to any B Reduction) and, if such assigning Bank has retained any Commitment hereunder, a new A Note to the order of such Bank in an amount equal to the Commitment retained by it hereunder (without giving affect to any B Reduction), and (y) in exchange for any surrendered B Note, a new B Note to the order of such Eligible Assignee in an amount equal to the B Advances assumed by it pursuant to such Assignment and, if such assigning Bank has retained any B Advances hereunder, a new B Note to the order of such Bank in any amount equal to the B Advances retained by it hereunder. Such new A Notes and B Notes shall be dated the effective date of such Assignment and shall otherwise be in substantially the form of the attached Exhibit A-1 or Exhibit A-2, as the case may be.

       (e) Participations. Each Bank may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it, and the Notes held by it); provided, however, that (i) such Bank's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Bank shall remain the holder of any such Notes for all purposes of this Agreement, (iv) the Borrower, the Guarantor, the Agent, and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, (v) such Bank shall not require the participant's consent to any matter under this Agreement, except for changes in the principal amount of such Bank's Commitment, any Note payable to such Bank in which the participant has an interest, or the aggregate Commitments, reductions in fees or interest, the date any amount is due hereunder, or extending the Termination Date or continuing the Commitment of such Bank pursuant to Section 2.15 hereof, and (vi) such Bank shall give prompt notice to the Borrower of each such participation sold by such Bank. The Borrower hereby agrees that participants shall have the same rights under Sections 2.06(c), 2.10, 2.11, and 10.04 hereof as the Bank to the extent of their respective participations.

       (f) Assignment to Federal Reserve Bank. Notwithstanding the limitations set forth in paragraph (a) of this Section, any Bank may at any time assign all or any portion of its rights under this Agreement or any Notes payable to such Bank to a Federal Reserve Bank without the prior written consent of the Borrower, the Guarantor, the Agent, the Co-Agents, or the Arranger & Syndication Agent, provided that no such assignment shall release such assigning Bank from any of its obligations hereunder or substitute any such Federal Reserve Bank for such Bank as a party hereto.

       Section 10.07. Governing Law. This Agreement, the Notes and the other Credit Documents shall be governed by, and construed in accordance with, the laws of the State of Texas.

       Section 10.08.  Interest.

       (a) It is the intention of the parties hereto that the Agent and each Bank shall conform strictly to usury laws applicable to it, if any. Accordingly, if the transactions with the Agent or any Bank contemplated hereby would be usurious under applicable law, if any, then, in that event, notwithstanding anything to the contrary in this Agreement, the Notes, or any other agreement entered into in connection with or as security for this Agreement or the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received by the Agent or such Bank, as the case may be, under this Agreement, the Notes, or under any other agreement entered into in connection with or as security for this Agreement or the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law and any excess shall be cancelled automatically and, if theretofore paid, shall at the option of the Agent or such Bank, as the case may be, be credited by the Agent or such Bank, as the case may be, on the principal amount of the obligations owed to the Agent or such Bank, as the case may be, by the Borrower or refunded by the Agent or such Bank, as the case may be, to the Borrower, and (ii) in the event that the maturity of any Note or other obligation payable to the Agent or such Bank, as the case may be, is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Agent or such Bank, as the case may be, may never include more than the maximum amount allowed by such applicable law and excess interest, if any, to the Agent or such Bank, as the case may be, provided for in this Agreement or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall, at the option of the Agent or such Bank, as the case may be, be credited by the Agent or such Bank, as the case may be, on the principal amount of the obligations owed to the Agent or such Bank, as the case may be, by the Borrower or refunded by the Agent or such Bank, as the case may be, to the Borrower. To the extent that any Bank may be subject to Texas law limiting the amount of interest payable for its account, such Bank shall utilize the indicated (weekly) rate ceiling from time to time in effect as provided in Article 5069-1.04 of the Revised Civil Statutes of Texas, as amended.

       (b) In the event that at any time the interest rate applicable to any Advance made by any Bank would exceed the maximum non-usurious rate allowed by applicable law, the rate of interest to accrue on the Advances by such Bank shall be limited to the maximum non-usurious rate allowed by applicable law, but shall accrue, to the extent permitted by law, on the principal amount of the Advances made by such Bank from time to time outstanding, if any, at the maximum non-usurious rate allowed by applicable law until the total amount of interest accrued on the Advances made by such Bank equals the amount of interest which would have accrued if the interest rates applicable to the Advances pursuant to Article II had at all times been in effect. In the event that upon the final payment of the Advances made by any Bank and termination of the Commitment of such Bank, the total amount of interest paid to such Bank hereunder and under the Notes is less than the total amount of interest which would have accrued if the interest rates applicable to such Advances pursuant to Article II had at all times been in effect, then the Borrower agrees to pay to such Bank, to the extent permitted by law, an amount equal to the excess of
(a) the lesser of (i) the amount of interest which would have accrued on such Advances if the maximum non-usurious rate allowed by applicable law had at all times been in effect or (ii) the amount of interest rates applicable to such Advances pursuant to Article II had at all times been in effect over (b) the amount of interest otherwise accrued on such Advances in accordance with this Agreement.

       Section 10.09. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       Section 10.10. Survival of Agreements, Representations and Warranties, Etc. All warranties, representations and covenants made by the Borrower or the Guarantor or any officer of the Borrower or the Guarantor herein or in any certificate or other document delivered in connection with this Agreement shall be considered to have been relied upon by the Banks and shall survive the issuance and delivery of the Notes and the making of the Advances regardless of any investigation. Theindemnities and other obligations of the Borrower contained in this Agreement, and the indemnities by the Banks in favor of the Agent and its officers, directors, employees and agents, will survive the repayment of the Advances and the termination of this Agreement.

       Section 10.11. Borrower's Right to Apply Deposits. In the event that any Bank is placed in receivership or enters a similar proceeding, the Borrower may, to the full extent permitted by law, make any payment due to such Bank hereunder, to the extent of finally collected unrestricted deposits of the Borrower in U.S. dollars held by such Bank, by giving notice to the Agent and such Bank directing such Bank to apply such deposits to such indebtedness. If the amount of such deposits is insufficient to pay such indebtedness then due and owing in full, the Borrower shall pay the balance of such insufficiency in accordance with this Agreement.

       Section 10.12. Confidentiality. Each Bank agrees that it will use best efforts, to the extent not inconsistent with practical business requirements, not to disclose without the prior consent of the Borrower and the Guarantor (other than to employees, auditors, accountants, counsel or other professional advisors of the Agent or any Bank or any Bank's Affiliate) any information with respect to the Borrower or the Guarantor or their Subsidiaries which is furnished pursuant to this Agreement and which (i) the Borrower or the Guarantor in good faith consider to be confidential and (ii) is either clearly marked confidential or is designated by the Borrower or the Guarantor to the Agent or the Banks in writing as confidential, provided that any Bank may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to or required by any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or submitted to or required by the Board of Governors of the Federal Reserve System or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in response to any summons or subpoena in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, (e) to the prospective assignee or participant in connection with any contemplated transfer of any of the Notes or any interest therein by such Bank, provided that such prospective assignee or participant executes an agreement with or for the benefit of the Borrower and the Guarantor containing provisions substantially identical to those contained in this Section 10.12.

       Section 10.13. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, the Guarantor and the Agent, and when each Bank listed on the signature pages hereof has delivered an executed counterpart hereof to the Agent, has sent to the Agent a facsimile copy of its signature hereon or has notified the Agent that such Bank has executed this Agreement and thereafter shall be binding upon and inure to the benefit of the Borrower, the Guarantor, the Agent, each Bank and their respective successors and assigns, except that the Borrower and the Guarantor shall not have the right to assign any of their respective rights hereunder or any interest herein without the prior written consent of the Banks.

       SECTION 10.14. ENTIRE AGREEMENT. PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE LOAN AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE.

       THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY

FROM THE WRITTEN LOAN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN AGREEMENT. THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

       Section 10.15. Severability. In the event that any one or more of the provisions contained in this Agreement or in any other Credit Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.


                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                           BORROWER:
                                           --------

                                           FINA OIL AND CHEMICAL COMPANY




                                           ----------------------------------
                                           Yves Bercy
                                           Vice President & Chief
                                             Financial Officer


                                           GUARANTOR:
                                           ---------

                                           FINA, INC.




                                           ----------------------------------
                                           Yves Bercy
                                           Vice President & Chief
                                             Financial Officer


                                           AGENT:
                                           -----

                                           NATIONSBANK OF TEXAS, N.A.,
                                            as Agent




                                           -----------------------------------
                                           Denise Ashford Smith
                                           Senior Vice President

                                           ARRANGER & SYNDICATION AGENT
                                           ----------------------------

                                           NATIONSBANC CAPITAL MARKETS, INC.



                                           ----------------------------------
                                           David E. Hunt
                                           Managing Director


COMMITMENTS:                       BANKS:
-----------                        -----


$9,411,766                                 NATIONSBANK OF TEXAS, N.A.



                                           ----------------------------------
                                           Denise Ashford Smith
                                           Senior Vice President


$8,117,647                                 CIBC INC.



                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------

$8,117,647                                 TEXAS COMMERCE BANK
                                           NATIONAL ASSOCIATION



                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------

$5,764,706                                 BANK BRUSSELS LAMBERT,
                                           NEW YORK BRANCH



                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------


$5,764,706                                 BANQUE NATIONALE DE PARIS,
                                           HOUSTON AGENCY


                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------


$5,764,706                                 CREDIT LYONNAIS NEW YORK BRANCH



                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------


$5,764,706                                 THE FUJI BANK, LIMITED
                                           HOUSTON AGENCY



                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------

$5,764,706                                 MELLON BANK, N.A.



                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------


$5,764,706                                 SOCIETE GENERALE, SOUTHWEST
                                           AGENCY



                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------


$5,764,706                                 THE SUMITOMO BANK, LIMITED



                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------


$5,764,706                                 UNION BANK OF SWITZERLAND,
                                           HOUSTON AGENCY



                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------


                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------

$4,705,882                                 BAYERISCHE LANDESBANK GIROZENTRALE,
                                           CAYMAN ISLANDS BRANCH


                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------


                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------


$4,705,882                                 CITICORP USA, INC.



                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------


$4,705,882                                 CREDIT COMMERCIAL DE FRANCE



                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------


                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------

$4,705,882                                 THE DAI-ICHI KANGYO BANK, LTD.
                                           NEW YORK BRANCH



                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------


$4,705,882                                 DEN DANSKE BANK AKTIESELSKAB
                                           CAYMAN ISLANDS BRANCH



                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------



                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------


$4,705,882                                 GENERALE BANK--NEW YORK BRANCH



                                           ----------------------------------
                                           By:
                                              -------------------------------
                                           Title:
                                                 ----------------------------


============
$100,000,000                               TOTAL COMMITMENTS

                                  EXHIBIT A-1

                               A PROMISSORY NOTE


U.S. $___________________                          Dated as of February 27, 1997


       FOR VALUE RECEIVED, the undersigned, Fina Oil and Chemical Company, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of __________________________ (the "Bank"), for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) or any other office designated by the Bank the principal amount of each A Advance (as defined below) made by the Bank to the Borrower pursuant to the Credit Agreement (as defined below) on the date such A Advance is due and payable as set forth in the Credit Agreement.

       The Borrower promises to pay interest on the unpaid principal amount of each A Advance from the date of such A Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

       Both principal and interest are payable in lawful money of the United States of America to NationsBank of Texas, N.A., as Agent, at 901 Main Street, Dallas, Texas 75202, in same day funds. Each A Advance made by the Bank to the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

       This Promissory Note is one of the A Notes referred to in, and is subject to and entitled to the benefits of, the U.S.$100,000,000 364-Day Credit Agreement dated as of February 27, 1997 (as it may be amended from time to time in accordance with its terms, the "Credit Agreement") among the Borrower, Fina, Inc., as Guarantor, the Bank, certain other banks parties thereto, CIBC Inc. and Texas Commerce Bank National Association, as Co-Agents, NationsBanc Capital Markets, Inc., as Arranger & Syndication Agent, and NationsBank of Texas, N.A., as Agent for the Bank and such other banks. The Credit Agreement, among other things, (i) provides for the making of advances (the "A Advances") by the Bank to the Borrower from time to time pursuant to Section 2.01 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such A Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Capitalized terms used herein which are not defined herein and are defined in the Credit Agreement are used herein as therein defined.

       The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

       This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of Texas (except that Tex. Rev. Civ. Stat. Ann. Art. 5069, Ch. 15, which regulates certain revolving credit loan accounts, shall not apply to this Note).


                                           FINA OIL AND CHEMICAL COMPANY


                                           ------------------------------
                                           By:
                                              ---------------------------
                                           Title:
                                                 ------------------------

                                  EXHIBIT A-2


                               B PROMISSORY NOTE


U.S. $_______________                                   Dated:  __________, 19__



       FOR VALUE RECEIVED, the undersigned, Fina Oil and Chemical Company, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of __________________________ (the "Bank") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below), on ___________, 199_, the principal amount of ____________________ Dollars
($__________).

       The Borrower promises to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full, at the interest rate and payable on the interest payment date or dates provided below:

       Interest Rate: _____% per annum (calculated on the basis of a year of ____ days for the actual number of days elapsed).

       Interest Payment Date or Dates: ______________________

       Both principal and interest are payable in lawful money of the United States of America to NationsBank of Texas, N.A., as Agent, at 901 Main Street, Dallas, Texas 75202, in same day funds.

       This Promissory Note is one of the B Notes referred to in, and is entitled to the benefits of, the U.S. $100,000,000 364-Day Credit Agreement dated as of February 27, 1997 (as it may be amended from time to time in accordance with its terms, the "Credit Agreement") among the Borrower, Fina, Inc., as Guarantor, the Bank, certain other banks parties thereto, CIBC Inc. and Texas Commerce Bank National Association, as Co-Agents, NationsBanc Capital Markets, Inc., as Arranger & Syndication Agent, and NationsBank of Texas, N.A., as Agent for the Bank and such other banks. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. Capitalized terms used herein which are not defined herein and are defined in the Credit Agreement are used herein as therein defined.

       The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement.

No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

       This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of Texas.



                                           FINA OIL AND CHEMICAL COMPANY


                                           ------------------------------
                                           By:
                                              ---------------------------
                                           Title:
                                                 ------------------------

                                  EXHIBIT B-1

                             NOTICE OF A BORROWING


                                     [Date]


NationsBank of Texas, N.A., as Agent
 for the Banks parties
 to the Credit Agreement
 referred to below
901 Main Street, 64th Floor
Dallas, Texas 75202

Attention:  Ms. Denise Ashford Smith

Ladies and Gentlemen:

       The undersigned, Fina Oil and Chemical Company (the "Borrower"), refers to the U.S. $100,000,000 364-Day Credit Agreement dated as of February 27, 1997 (as it may be amended from time to time in accordance with its terms, the "Credit Agreement"; the terms defined therein and not defined herein being used herein as therein defined), among the undersigned, Fina, Inc., certain Banks parties thereto, CIBC Inc. and Texas Commerce Bank National Association, as Co-Agents, NationsBanc Capital Markets, Inc., as Arranger & Syndication Agent, and NationsBank of Texas, N.A., as Agent for such Banks, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests an A Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such A Borrowing (the "Proposed A Borrowing") as required by Section 2.02(a) of the Credit
Agreement:

       (i) The Business Day of the Proposed A Borrowing is ________________, 19___.

       (ii) The Type of A Advances comprising the Proposed A Borrowing is [Base Rate Advances][Eurodollar Rate Advances].

       (iii) The aggregate amount of the Proposed A Borrowing is $____________.

       (iv) The Interest Period for each A Advance made as part of the Proposed A Borrowing is _______ [days] [months].

       The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed A Borrowing:

              (a) the representations and warranties contained in Article V of the Credit Agreement (excluding those contained in Section 5.05 and Section 5.06 of the Credit Agreement) are correct on and as of the date of the Proposed A Borrowing, before and after giving effect to the Proposed A Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

              (b) no event has occurred and is continuing, or would result from the Proposed A Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default *[or which would constitute a Default]; and

              (c) after giving effect to the Proposed A Borrowing and all other Borrowings which have been requested on or prior to the date of the Proposed A Borrowing but which have not been made prior to such date, the aggregate principal amount of all Borrowings will not exceed the aggregate of the Commitments.


                                           Very truly yours,

                                           FINA OIL AND CHEMICAL COMPANY


                                           ------------------------------
                                           By:
                                              ---------------------------
                                           Title:
                                                 ------------------------





--------------------

     *To be included in Notices of A Borrowing in respect of A Borrowings referred to in Section 3.03 of the Credit Agreement.

                                  EXHIBIT B-2

                             NOTICE OF B BORROWING



                                     [Date]


NationsBank of Texas, N.A., as Agent
 for the Banks parties
 to the Credit Agreement
 referred to below
901 Main Street, 64th Floor
Dallas, Texas 75202

Attention:  Ms. Denise Ashford Smith

Ladies and Gentlemen:

       The undersigned, Fina Oil and Chemical Company (the "Borrower"), refers to the U.S. $100,000,000 364-Day Credit Agreement dated as of February 27, 1997 (as it may be amended from time to time in accordance with its terms, the "Credit Agreement"; the terms defined therein and not defined herein being used herein as therein defined), among the undersigned, Fina, Inc., certain Banks parties thereto, CIBC Inc. and Texas Commerce Bank National Association, as Co-Agents, NationsBanc Capital Markets, Inc., as Arranger & Syndication Agent, and NationsBank of Texas, N.A., as Agent for such Banks, and hereby gives you notice, irrevocably, pursuant to Section 2.16 of the Credit Agreement that the undersigned hereby requests a B Borrowing under the Credit Agreement, and in that connection sets forth the terms on which such B Borrowing (the "Proposed B Borrowing") is requested to be made:

      (A)     Date of B Borrowing          ________________________
      (B)     Amount of B Borrowing        ________________________
      (C)     Maturity Date                ________________________
      (D)     Interest Rate Basis          ________________________
      (E)     Interest Payment Date(s)     ________________________
      (F)     ____________________         ________________________
      (G)     ____________________         ________________________

       The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed B Borrowing:

              (a) the representations and warranties contained in Article V of the Credit Agreement (excluding those contained in Section 5.05 and Section 5.06 of the Credit Agreement) are correct on and as of the date of the Proposed B Borrowing, before and after giving effect to the Proposed B Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

              (b) no event has occurred and is continuing, or would result from the Proposed B Borrowing or from the application of the proceeds therefrom, which constitutes a Default; and

              (c) following the making of the Proposed B Borrowing and all other Borrowings to be made on the same day under the Credit Agreement, the aggregate principal amount of all Advances then outstanding shall not exceed the aggregate amount of the Commitments (computed without regard to any B Reduction).

       The undersigned hereby confirms that the Proposed B Borrowing is to be made available to it in accordance with Section 2.08(a)(v) of the Credit Agreement.



                                           Very truly yours,

                                           FINA OIL AND CHEMICAL COMPANY



                                           ------------------------------
                                           By:
                                              ---------------------------
                                           Title:
                                                 ------------------------

                                   EXHIBIT C

                           ASSIGNMENT AND ACCEPTANCE

                          Dated ________________, 19__


       Reference is made to the U.S.$100,000,000 364-Day Credit Agreement dated as of February 27, 1997 (as the same may be amended or modified from time to time, the "Credit Agreement") among Fina Oil and Chemical Company, a Delaware corporation (the "Borrower"), Fina, Inc., a Delaware corporation (the "Guarantor"), the Banks, CIBC Inc. and Texas Commerce Bank National Association, as Co-Agents, NationsBanc Capital Markets, Inc., as Arranger & Syndication Agent, and NationsBank of Texas, N.A., as Agent. Capitalized terms not otherwise defined in this Assignment and Acceptance ("Assignment") shall have the meanings assigned to them in the Credit Agreement.

       Pursuant to the terms of the Credit Agreement, ________________ wishes to assign and delegate [(a)] ____%(1) of its rights and obligations under the Credit Agreement in connection with its Commitment and its outstanding A Advances and A Note [and (b) ____% of its rights under the Credit Agreement in connection with its outstanding B Advance(s) and B Note(s)]. Therefore, _________________ ("Assignor"), _______________ ("Assignee"), and the Agent
agree as follows:

       i. The Assignor hereby sells and assigns and delegates to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, as of the Effective Date (as defined below), without recourse to the Assignor and without representation or warranty except for the representations and warranties specifically set forth in clauses (i), (ii), and (iii) of Section 2 hereof, [(a)] a ___% interest in and to all of the Assignor's rights and obligations under the Credit Agreement in connection with its Commitment (without regard to any B Reduction), its outstanding A Advances and its A Note, [and (b) ____% of its rights under the Credit Agreement in connection with its outstanding B Advance(s) and B Note(s)].

       ii. The Assignor (i) represents and warrants that, prior to executing this Assignment and Acceptance, its Commitment (without regard to any B Reduction) is $_____________, and the aggregate outstanding principal amount of A Advances owed to it by the Borrower is $_____________;





-------------------------

(1) Specify percentage in no more than 5 decimal points.

              (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Credit Agreement or any other Credit Document or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the Guarantor or the performance or observance by the Borrower or the Guarantor of any of their respective obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant thereto; and (v) attaches the Note(s) referred to in paragraph 1 above and requests that the Agent [(i)] exchange such A Note for [a] new A Note dated ____________, 19__ in the principal amount of $______________ payable to the order of the Assignee[, and a new A Note dated _____________, 19___ in the principal amount of $__________ payable to the order of Assignor][, and (ii) exchange such B Note(s) for new B Note(s) dated __________, 19__ in the principal amount(s) of $__________,
              $__________, and $__________ payable to the order of the Assignee and new B Note(s) dated __________, 19__ in the principal amount(s) of $__________, $__________, and $__________].

      iii. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.05 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor, or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank;
              (v) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof; (vi) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and its Note(s) or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty(2), and (vii) represents that it is an Eligible Assignee.

      iv. The effective date for this Assignment and Acceptance shall be ________________ (the "Effective Date")(3) and following the execution of this Assignment, the Agent will record it.

      v. Upon such recording, and as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement for all purposes, and, to the extent provided in this Assignment, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment, relinquish its rights (other than rights against the Borrower pursuant to Section 10.04 of the Credit Agreement, which shall survive this assignment) and be released from its obligations under the Credit Agreement.

      vi. Upon such recording, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Note(s) in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, and fees) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Note(s) for periods prior to the Effective Date directly between themselves.

      vii. This Assignment shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.





--------------------

  (2) If the Assignee is organized under the laws of a jurisdiction outside the United States.

  (3) See Section 10.06(a). Such date shall be at least three Business Days after the execution of this Assignment.

       The parties hereto have caused this Assignment to be duly executed as of the date first above written.


                                   [ASSIGNOR]



                                   By:
                                      ----------------------------
                                   Name:
                                        --------------------------
                                   Title:
                                         -------------------------

                                   Address:
                                           -----------------------

                                           -----------------------

                                           -----------------------

                                   Attention:
                                             ---------------------
                                   Telecopy:
                                             ---------------------
                                   Telephone:
                                             ---------------------

                                   [ASSIGNEE]
                                   Domestic Lending Office:
                                   -----------------------

                                   By:
                                      ----------------------------
                                   Name:
                                        --------------------------
                                   Title:
                                         -------------------------

                                   Address:
                                           -----------------------

                                           -----------------------

                                           -----------------------

                                   Attention:
                                             ---------------------
                                   Telecopy:
                                             ---------------------
                                   Telephone:
                                             ---------------------

                                   Eurodollar Lending Office:



                                   By:
                                      ----------------------------
                                   Name:
                                        --------------------------
                                   Title:
                                         -------------------------

                                   Address:
                                           -----------------------

                                           -----------------------

                                           -----------------------

                                   Attention:
                                             ---------------------
                                   Telecopy:
                                             ---------------------
                                   Telephone:
                                             ---------------------


                                   NATIONSBANK OF TEXAS, N.A.,
                                   as Agent for Itself and the Banks


                                   By:
                                      ----------------------------
                                   Name:
                                        --------------------------
                                   Title:
                                         -------------------------

                                   Address:       901 Main Street
                                                  Dallas, Texas 75202

                                   Attention:  Ms. Denise Ashford Smith
                                   Telecopy:  (214) 508-1285
                                   Telephone: (214) 508-1261

                                   EXHIBIT D

                    [FORM OF OPINION OF GENERAL COUNSEL FOR
                        THE BORROWER AND THE GUARANTOR]


                               February 27, 1997


To each of the lenders parties to
  the Credit Agreement herein
  described and  to NationsBank
  of Texas, N.A., as Agent

Ladies and Gentlemen:

This opinion is furnished to you pursuant to Section 3.01 of the U.S. $100,000,000 364-Day Credit Agreement dated as of February 27, 1997 (the "Credit Agreement"), among Fina Oil and Chemical Company, as borrower (the "Borrower"), Fina, Inc., as guarantor (the "Guarantor"), the banks parties thereto (the "Banks"), CIBC Inc. and Texas Commerce Bank National Association, as Co-Agents, NationsBanc Capital Markets, Inc., as Arranger & Syndication Agent, and NationsBank of Texas, N.A., as Agent for the Banks. Terms defined in the Credit Agreement are used herein as therein defined.

       [Opinion format of rendering counsel to be supplied by such counsel.]

                                   Opinions:

              i.            Each of the Borrower and the Guarantor is a
                     corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

              ii.           Each of (i) the execution, delivery and performance
                     by each of the Borrower and the Guarantor of the Credit Agreement, (ii) the execution, delivery and performance by the Borrower of the A Notes and the other Notes to be executed by the Borrower, and (iii) the consummation of the transactions contemplated by the Credit Agreement, are within the corporate powers of the Borrower and the Guarantor, respectively, have been duly authorized by all necessary corporate action, do not contravene (x) the Certificate of Incorporation or the By-laws of the Borrower or the Guarantor, respectively, or (y) any law, rule or regulation applicable to the Borrower or the Guarantor (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or (z) any contractual or legal restriction and will not result in or require the creation or imposition of any Lien prohibited by the Credit Agreement. With respect to the Notes to be executed after the date hereof by the Borrower, this opinion is limited to laws, rules and regulations as in force and applied on the date hereof, the Certificate of Incorporation and the Bylaws of the Borrower, and restrictions in effect on the date hereof. The Credit Agreement has been duly executed and delivered by the Borrower and the Guarantor, and the A Notes have been duly executed and delivered by the Borrower.

              iii.          No authorization, approval or other action by, and
                     no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower or the Guarantor of the Credit Agreement, and (in the case of the Borrower) the respective Notes or the consummation of the transactions contemplated by the Credit Agreement.

              iv.           The A Notes executed by the Borrower constitute,
                     and each Note hereafter executed by the Borrower will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms. The Credit Agreement executed by the Borrower and the Guarantor constitutes legal, valid and binding obligations of the Borrower and the Guarantor, respectively, enforceable against the Borrower and the Guarantor in accordance with its terms.

              v.            There are no pending or overtly threatened actions
                     or proceedings against the Borrower, the Guarantor or any of their respective Subsidiaries before any court, governmental agency or arbitrator which purport to affect the legality, validity, binding effect or enforceability of the Credit Agreement or any of the Notes or which could reasonably be expected to have a materially adverse effect upon the financial condition or operations of the Borrower and its Subsidiaries taken as a whole, or the Guarantor and its Subsidiaries taken as a whole.

              vi.           Neither the Borrower nor the Guarantor is an
                     "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Neither the Borrower nor the Guarantor is a "holding company", or a "subsidiary company" of a

                     "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.



                                        Very truly yours,

                                   EXHIBIT E

                  FORM OF OPINION OF SPECIAL COUNSEL TO AGENT





                               February 27, 1997


To each of the lenders parties
  to the Credit Agreement
  herein described and to
  NationsBank of Texas, N.A.,
  as Agent

Ladies and Gentlemen:

We have acted as special counsel to NationsBank of Texas, N.A., acting for itself and as Agent, in connection with the preparation, execution and delivery of the U.S.$100,000,000 364-Day Credit Agreement dated as of February 27, 1997 (the "Credit Agreement"), among Fina Oil and Chemical Company, as borrower (the "Borrower"), Fina, Inc., as guarantor (the "Guarantor"), CIBC Inc. and Texas Commerce Bank National Association, as Co-Agents, NationsBanc Capital Markets, Inc., as Arranger & Syndication Agent, NationsBank of Texas, N.A., as agent (the "Agent"), and each of you named as Banks thereunder. Terms defined in the Credit Agreement are used herein as therein defined.

In that connection, we have examined the following documents:

              (i) counterparts of the Credit Agreement, executed by the Agent, the Borrower, and the Guarantor, respectively;

              (ii) the A Notes dated as of February 27, 1997 of the Borrower payable to the order of each Bank party to the Credit Agreement as of the date hereof (the "A Notes"); and

              (iii) the opinion dated February 27, 1997 of Cullen M. Godfrey, General Counsel for each of the Borrower and the Guarantor ("Opinion").

In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the genuineness of all signatures and the conformity to the originals of all such documents submitted to us as copies. We have also assumed that each of the Borrower, the Guarantor, the Banks and the Agent has duly executed and delivered, with all necessary power and authority (corporate and otherwise), the Credit Agreement, that the Borrower has duly executed and delivered, with all necessary power and authority (corporate and otherwise),

February 27, 1997
Page 2



the A Notes. We have also assumed that no Bank has requested that the Opinion required by Section 3.01(d) of the Credit Agreement contain any other matters not contained in the form of opinion set forth as Exhibit D to the Credit Agreement.

Based upon the foregoing examination of documents and assumptions and upon such other investigation as we have deemed necessary, we are of the opinion that the A Notes and the Opinion, are substantially responsive to the requirements of the Credit Agreement.

This opinion is solely for the benefit of the Banks, the Agent, their respective successors, assigns, participants and other transferees and may be relied upon only by such Persons.



                                        Very truly yours,



                                        Bracewell & Patterson, L.L.P.

                                   EXHIBIT F


                          FORM OF ACCESSION AGREEMENT


       [NAME OF BANK]             , hereby agrees with Fina Oil and Chemical
Company, as Borrower, Fina, Inc., as Guarantor, and NationsBank of Texas, N.A., as Agent under the U.S.$100,000,000 364-Day Credit Agreement dated as of February 27, 1997 (as it may be amended from time to time in accordance with its terms, the "Credit Agreement") among the Borrower, the Guarantor, the Banks parties thereto, CIBC Inc. and Texas Commerce Bank National Association, as Co-Agents, NationsBanc Capital Markets, Inc., as Arranger & Syndication Agent, and NationsBank of Texas, N.A., as Agent for the Banks (as such agreement is amended from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms used herein and not otherwise defined having the meanings set forth therein), as follows:

       The undersigned hereby agrees and confirms that, as of the date hereof, it (a) intends to be a Bank party to the Credit Agreement with a Commitment of $____________ in connection with the proposed increase of the aggregate Commitments pursunt to Section 2.15 of the Credit Agreement to $__________, and undertakes to perform all the obligations expressed therein as a Bank; (b) has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.05 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Accession Agreement and become a Bank under the Credit Agreement; (c) will, independently and without reliance upon the Agent or any Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank;
(f) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof; (g) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to its status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to it under the Credit Agreement and its Note(s) or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty*****, and
(h) represents that it is an Eligible Assignee.

       The effective date for this Accession Agreement shall be the date the related increase in the aggregate Commitments becomes effective in accordance with the terms of Section 2.15 of the Credit Agreement (the "Effective Date") and following the execution of this Accession Agreement, the Agent will record it. Upon such recording, and as of the Effective Date, (i) the undersigned shall be a Bank party to the Credit Agreement for all purposes, and, to the extent of its Commitment, shall have the rights and obligations of a Bank thereunder.

       This Accession Agreement shall be construed as a contract governed in accordance with the laws of the State of Texas.

       IN WITNESS WHEREOF this Accession Agreement was executed and delivered as of the ___ day of _________, ____.



                                           [NAME OF NEW BANK]




                                           ---------------------------
                                           By:
                                              ------------------------
                                           Title:
                                                 ---------------------

                                           Domestic Lending Office:
                                           -----------------------

                                           Address:
                                                   -------------------------

                                           Attention:
                                                     -----------------------
                                           Telecopy:
                                                    ------------------------
                                           Telephone:
                                                     -----------------------





--------------------

  (1) If the New Bank is organized under the laws of a jurisdiction outside the United States.

                                           Eurodollar Lending Office:
                                           -------------------------

                                           Address:
                                                     -----------------------
                                           Attention:
                                                     -----------------------
                                           Telecopy:
                                                    ------------------------
                                           Telephone:
                                                     -----------------------


Acknowledged and Agreed By:

FINA OIL AND CHEMICAL COMPANY



-------------------------------
By:
   ----------------------------
Title:
      -------------------------

FINA, INC.


-------------------------------
By:
   ----------------------------
Title:
      -------------------------


NATIONSBANK OF TEXAS, N.A.



-------------------------------
By:
   ----------------------------
Title:
      -------------------------

                                   EXHIBIT G


                   FORM OF CONSENT TO INCREASE OF COMMITMENT


       [NAME OF BANK]             , hereby agrees with Fina Oil and Chemical
Company, as Borrower, Fina, Inc., as Guarantor, and NationsBank of Texas, N.A., as Agent under the U.S.$100,000,000 364-Day Credit Agreement dated as of February 27, 1997 (as it may be amended from time to time in accordance with its terms, the "Credit Agreement") among the Borrower, the Guarantor, the undersigned and the other Banks parties thereto, CIBC Inc. and Texas Commerce Bank National Association, as Co-Agents, NationsBanc Capital Markets, Inc., as Arranger & Syndication Agent, and NationsBank of Texas, N.A., as Agent for the Banks (as such agreement is amended from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms used herein and not otherwise defined having the meanings set forth therein), as follows:

       The undersigned hereby agrees and confirms that, as of the date hereof, it intends to increase its Commitment under the Credit Agreement to $____________ in connection with the proposed increase of the aggregate Commitments pursunt to Section 2.15 of the Credit Agreement to $__________.

       The effective date for this Consent and for the increase of the undersigned's Commitment as set forth in the preceding paragraph shall be the date the related increase in the aggregate Commitments becomes effective in accordance with the terms of Section 2.15 of the Credit Agreement (the "Effective Date").

       This Consent shall be construed as a contract governed in accordance with the laws of the State of Texas.

       IN WITNESS WHEREOF this Consent was executed and delivered as of the ___ day of _________, ____.



                                           [NAME OF BANK]


                                           -------------------------------
                                           By:
                                              ----------------------------
                                           Title:
                                                 -------------------------

Acknowledged and Agreed By:

FINA OIL AND CHEMICAL COMPANY



-------------------------------
By:
   ----------------------------
Title:
      -------------------------

FINA, INC.


-------------------------------
By:
   ----------------------------
Title:
      -------------------------

NATIONSBANK OF TEXAS, N.A.



-------------------------------
By:
   ----------------------------
Title:
      -------------------------

                                                                  EXECUTION COPY



                               U.S. $325,000,000

                            5-YEAR CREDIT AGREEMENT

                         Dated as of February 27, 1997

                                     Among

                         FINA OIL AND CHEMICAL COMPANY

                                  as Borrower

                                   FINA, INC.

                                  as Guarantor

                             THE BANKS NAMED HEREIN

                                    as Banks

                                   CIBC INC.
                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                                  as Co-Agents

                       NATIONSBANC CAPITAL MARKETS, INC.

                        as Arranger & Syndication Agent

                                      and

                           NATIONSBANK OF TEXAS, N.A.

                                    as Agent

                               TABLE OF CONTENTS
                               -----------------

       Section                                                               Page
       -------                                                               ----
                            ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS
       Section 1.01.  Certain Defined Terms   . . . . . . . . . . . . . . .    1
       Section 1.02.  Computation of Time Periods   . . . . . . . . . . . .   12
       Section 1.03.  Accounting Terms  . . . . . . . . . . . . . . . . . .   12
       Section 1.04.  Miscellaneous   . . . . . . . . . . . . . . . . . . .   12


                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

       Section 2.01.  The A Advances  . . . . . . . . . . . . . . . . . . .   13
       Section 2.02.  Making the A Advances   . . . . . . . . . . . . . . .   13
       Section 2.03.  Fees  . . . . . . . . . . . . . . . . . . . . . . . .   16
       Section 2.04.  Optional Reduction of the Commitments   . . . . . . .   16
       Section 2.05.  Repayment and Prepayment of A Advances  . . . . . . .   17
       Section 2.06.  Interest on A Advances  . . . . . . . . . . . . . . .   17
       Section 2.07.  Interest Rate Determination   . . . . . . . . . . . .   18
       Section 2.08.  The B Advances  . . . . . . . . . . . . . . . . . . .   18
       Section 2.09.  Payments, Computations; Interest on Overdue
                        Amounts . . . . . . . . . . . . . . . . . . . . . .   21
       Section 2.10.  Consequential Losses  . . . . . . . . . . . . . . . .   22
       Section 2.11.  Increased Costs   . . . . . . . . . . . . . . . . . .   22
       Section 2.12.  Illegality  . . . . . . . . . . . . . . . . . . . . .   24
       Section 2.13.  Taxes   . . . . . . . . . . . . . . . . . . . . . . .   24
       Section 2.14.  Payments Pro Rata   . . . . . . . . . . . . . . . . .   26
       Section 2.15.  Increase of Aggregate Commitments   . . . . . . . . .   26


                                   ARTICLE III

                                   CONDITIONS

       Section 3.01.  Conditions Precedent to Effectiveness   . . . . . . .   28
       Section 3.02.  Conditions Precedent to Each A Borrowing  . . . . . .   29


       Section 3.03.  Conditions Precedent to Certain Borrowings  . . . . .   30
       Section 3.04.  Conditions Precedent to Each B Borrowing  . . . . . .   30


                                   ARTICLE IV

                                    GUARANTY

       Section 4.01.  Guaranty  . . . . . . . . . . . . . . . . . . . . . .   31
       Section 4.02.  Guaranty Absolute   . . . . . . . . . . . . . . . . .   31
       Section 4.03.  Waiver.   . . . . . . . . . . . . . . . . . . . . . .   32
       Section 4.04.  Subrogation   . . . . . . . . . . . . . . . . . . . .   32
       Section 4.05.  No Waiver; Remedies   . . . . . . . . . . . . . . . .   32
       Section 4.06.  Continuing Guaranty   . . . . . . . . . . . . . . . .   32


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

       Section 5.01.  Corporate Existence   . . . . . . . . . . . . . . . .   33
       Section 5.02.  Corporate Power   . . . . . . . . . . . . . . . . . .   33
       Section 5.03.  Authorization and Approvals   . . . . . . . . . . . .   33
       Section 5.04.  Enforceable Obligations   . . . . . . . . . . . . . .   34
       Section 5.05.  Financial Statements  . . . . . . . . . . . . . . . .   34
       Section 5.06.  Litigation  . . . . . . . . . . . . . . . . . . . . .   35
       Section 5.07.  Regulation U; Use of Proceeds   . . . . . . . . . . .   35
       Section 5.08.  Investment Company Act  . . . . . . . . . . . . . . .   35
       Section 5.09.  ERISA   . . . . . . . . . . . . . . . . . . . . . . .   35
       Section 5.10.  Taxes   . . . . . . . . . . . . . . . . . . . . . . .   35
       Section 5.11.  Holding Company   . . . . . . . . . . . . . . . . . .   36
       Section 5.12.  Environmental Condition   . . . . . . . . . . . . . .   36
       Section 5.13.  Ownership of Borrower   . . . . . . . . . . . . . . .   36
       Section 5.14.  Guarantor's Independent Decision  . . . . . . . . . .   36


                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

       Section 6.01.  Compliance with Laws, Etc.  . . . . . . . . . . . . .   36
       Section 6.02.  Reporting Requirements  . . . . . . . . . . . . . . .   37

       Section 6.03.  Use of Proceeds   . . . . . . . . . . . . . . . . . .   39
       Section 6.04.  Maintenance of Insurance  . . . . . . . . . . . . . .   39
       Section 6.05.  Preservation of Corporate Existence, Etc.   . . . . .   39
       Section 6.06.  Payment of Taxes, Etc.  . . . . . . . . . . . . . . .   39
       Section 6.07.  Visitation Rights   . . . . . . . . . . . . . . . . .   39


                                   ARTICLE VII

                               NEGATIVE COVENANTS

       Section 7.01.  Financial Covenants   . . . . . . . . . . . . . . . .   40
       Section 7.02.  Liens, Etc.   . . . . . . . . . . . . . . . . . . . .   40
       Section 7.03.  Merger and Sale of Assets   . . . . . . . . . . . . .   40
       Section 7.04.  Agreements to Restrict Dividends and Certain
                        Transfers . . . . . . . . . . . . . . . . . . . . .   41
       Section 7.05.  Compliance with ERISA   . . . . . . . . . . . . . . .   41
       Section 7.06.  Transactions with Affiliates  . . . . . . . . . . . .   41
       Section 7.07.  Change of Business  . . . . . . . . . . . . . . . . .   42
       Section 7.08.  Limitation on Loans, Advances and Investments   . . .   42
       Section 7.09.  Fiscal Year; Accounting Practices   . . . . . . . . .   42


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

       Section 8.01.  Events of Default   . . . . . . . . . . . . . . . . .   43


                                   ARTICLE IX

         THE AGENT, THE CO-AGENTS, AND THE ARRANGER & SYNDICATION AGENT

       Section 9.01.  Authorization and Action  . . . . . . . . . . . . . .   46
       Section 9.02.  Agent's Reliance, Etc.  . . . . . . . . . . . . . . .   46
       Section 9.03.  NationsBank and Affiliates  . . . . . . . . . . . . .   46
       Section 9.04.  Bank Credit Decision  . . . . . . . . . . . . . . . .   47
       Section 9.05.  Indemnification   . . . . . . . . . . . . . . . . . .   47
       Section 9.06.  Successor Agent   . . . . . . . . . . . . . . . . . .   48
       Section 9.07.  Co-Agents; Arranger & Syndication Agent   . . . . . .   48

                                   ARTICLE X

                                 MISCELLANEOUS

       Section 10.01.  Amendments, Etc.   . . . . . . . . . . . . . . . . .   48
       Section 10.02.  Notices, Etc.  . . . . . . . . . . . . . . . . . . .   49
       Section 10.03.  No Waiver; Remedies  . . . . . . . . . . . . . . . .   49
       Section 10.04.  Costs, Expenses and Taxes  . . . . . . . . . . . . .   50
       Section 10.05.  Right of Set-off   . . . . . . . . . . . . . . . . .   50
       Section 10.06.  Bank Assignments and Participations  . . . . . . . .   51
       Section 10.07.  Governing Law  . . . . . . . . . . . . . . . . . . .   53
       Section 10.08.  Interest   . . . . . . . . . . . . . . . . . . . . .   53
       Section 10.09.  Execution in Counterparts  . . . . . . . . . . . . .   54
       Section 10.10.  Survival of Agreements, Representations and
                         Warranties, Etc.   . . . . . . . . . . . . . . . .   54
       Section 10.11.  Borrower's Right to Apply Deposits   . . . . . . . .   54
       Section 10.12.  Confidentiality  . . . . . . . . . . . . . . . . . .   55
       Section 10.13.  Binding Effect   . . . . . . . . . . . . . . . . . .   55
       Section 10.14.  Entire Agreement   . . . . . . . . . . . . . . . . .   55
       Section 10.15.  Severability   . . . . . . . . . . . . . . . . . . .   56

Schedule I    -      Agent and Bank Information

Schedule II   -      Borrower and Guarantor Information

Schedule III  -      Existing Permitted Liens  (7.02)

Schedule IV   -      Certain Existing Transfer Restrictions (7.04)

Schedule V    -      Certain Loans and Investments (7.08)

Exhibit A-1   -      Form of A Note

Exhibit A-2   -      Form of B Note

Exhibit B-1   -      Notice of A Borrowing

Exhibit B-2   -      Notice of B Borrowing

Exhibit C     -      Form of Assignment and Acceptance

Exhibit D     -      Opinion of Counsel for the Borrower and the Guarantor

Exhibit E     -      Opinion of Special Counsel to Agent

Exhibit F     -      Form of Accession Agreement

Exhibit G     -      Form of Consent to Increase in Commitment

                                CREDIT AGREEMENT

                         Dated as of February 27, 1997


       This Credit Agreement dated as of February 27, 1997, is by and among the Borrower, the Guarantor, the Agent, the Co-Agents, the Arranger & Syndication Agent and the Banks. In consideration of the mutual covenants and agreements contained herein, the Borrower, the Guarantor, the Agent, the Co-Agents, the Arranger & Syndication Agent and the Banks hereby agree as follows:


                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

       Section 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

       "A Advance" means an advance by a Bank to the Borrower as part of an A Borrowing and refers to a Base Rate Advance or a Eurodollar Rate Advance, each of which shall be a "Type" of A Advance.

       "A Borrowing" means a borrowing consisting of simultaneous A Advances of the same Type to the Borrower made by each of the Banks pursuant to Section 2.01.

       "A Note" means a promissory note of the Borrower payable to the order of any Bank, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Bank resulting from A Advances.

       "Accession Agreement" means an Accession Agreement in the form of Exhibit F duly executed by the Borrower, the Guarantor, the Agent, and a New Bank in connection with an increase in the aggregate Commitments permitted pursuant to Section 2.15.

       "Advance" means an A Advance or a B Advance.

       "Affiliate" of any Person means any corporation, partnership, limited liability company, limited liability partnership, joint venture or other entity of which more than 10% of the outstanding capital stock or other equity interests having ordinary voting power to elect a majority of the board of directors of such corporation, partnership, limited liability company, limited liability partnership, joint venture or other entity or others performing similar functions (irrespective of whether or not at the time capital stock or other equity interests of any other class or classes of such corporation, partnership, limited liability company, limited liability partnership, joint venture or other entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person or which owns at the time directly or indirectly more than 10% of the outstanding capital stock or other equity interests having ordinary voting power to elect a majority of the board of directors of such Person or others performing similar functions (irrespective of whether or not at the time capital stock or other equity interests of any other class or classes of such corporation, partnership, limited liability company, limited liability partnership, joint venture or other entity shall or might have voting power upon the occurrence of any contingency).

       "Agent" means NationsBank of Texas, N.A. in its capacity as agent pursuant to Article IX hereof and any successor Agent pursuant to Section 9.06.

       "Agent's Fee Letter" means the letter agreement dated as of January 24, 1997 among the Agent, the Borrower and the Guarantor.

       "Aggregate Commitment Limit" means $550,000,000.

       "Agreement" means this Credit Agreement dated as of February 27, 1997 among the Borrower, the Guarantor, the Agent, the Co-Agents, the Arranger & Syndication Agent and the Banks, as amended or modified from time to time.

       "Applicable Lending Office" means, with respect to each Bank, such Bank's Domestic Lending Office in the case of a Base Rate Advance and such Bank's Eurodollar Lending Office in the case of a Eurodollar Rate Advance and, in the case of a B Advance, the office of such Bank notified by such Bank to the Agent as its Applicable Lending Office with respect to such B Advance.

       "Applicable Facility Fee" means, at any time the facility fee described in Section 2.03 is to be paid, the following percentages per annum determined as a function of the Guarantor's senior unsecured debt rating according to S&P or Moody's, whichever is higher, on the last day of the immediately preceding calendar quarter:

              Rating A+/A1           .06%

              Rating A/A2            .07%

              Rating A-/A3           .08%

              Rating BBB+/Baa1
              or BBB/Baa2            .10%

              Rating BBB-/Baa3       .15%

              Rating BB+/Ba1

              or below               .20%

       "Applicable Margin" means, at any time with respect to any A Advance which is a Eurodollar Rate Advance, the following percentages determined as a function of the Guarantor's senior unsecured debt rating according to S&P or Moody's, whichever is higher, on the last day of the immediately preceding calendar quarter:

              Rating A+/A1                 0.14%

              Rating A/A2                  0.15%

              Rating A-/A3                 0.165%

              Rating BBB+/Baa1
              or BBB/Baa2                  0.20%

              Rating BBB-/Baa3             0.275%

              Rating BB+/Ba1
              or below                     0.425%

       "Assignment" means an assignment and acceptance entered into by a Bank and an Eligible Assignee, and accepted by the Agent, in substantially the form of the attached Exhibit C.

       "B Advance" means an advance by a Bank to the Borrower as part of a B Borrowing resulting from the auction bidding procedure described in Section 2.08.

       "B Borrowing" means a borrowing consisting of simultaneous B Advances to the Borrower from each of the Banks whose offer to make one or more B Advances as part of such borrowing has been accepted by the Borrower under the auction bidding procedure described in Section 2.08.

       "B Note" means a promissory note of the Borrower payable to the order of any Bank, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Bank resulting from a B Advance made to the Borrower by such Bank.

       "B Reduction" has the meaning specified in Section 2.01.

       "Banks" means the banks listed on the signature pages hereof and each other Person that becomes a Bank pursuant to an Assignment or an Accession Agreement.

       "Base Rate" means a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the highest of:

       (a) the rate of interest announced publicly by NationsBank, from time to time, as NationsBank's prime rate; or

       (b) 1/2 of one percent per annum above the Federal Funds Rate in effect from time to time.

       "Base Rate Advance" means an A Advance which bears interest as provided in Section 2.06(a).

       "Borrower" means Fina Oil and Chemical Company, a Delaware corporation.

       "Borrowing" means an A Borrowing or a B Borrowing.

       "Business Day" means a day of the year on which banks are not required or authorized to close in Dallas, Texas or New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

       "Capitalization" means for any Person the sum of Consolidated Debt of such Person plus the Consolidated Tangible Net Worth of such Person.

       "Co-Agent" means either CIBC Inc. or Texas Commerce Bank National Association in its capacity as co-agent pursuant to Article IX hereof, and "Co-Agents" means such banks collectively.

       "Code" means, as appropriate, the Internal Revenue Code of 1986, as amended, or any successor Federal tax code, and any reference to any statutory provision shall be deemed to be a reference to any successor provision or provisions.

       "Commitment" of any Bank means at any time the amount set forth as the "Commitment" of such Bank on the signature pages of this Agreement, or if such Bank has executed an Assignment or a Consent to Increase of Commitment, then the amount set forth as the "Commitment" of such Bank therein, or if such Bank is a New Bank, then the amount set forth as the "Commitment" of such Bank in the Accession Agreement executed by such Bank, in each case as such amount may be terminated or reduced pursuant to Section 2.04 or Section 8.01.

       "Consolidated" refers to the consolidation of the accounts of any Person and its subsidiaries in accordance with generally accepted accounting principles.

       "Credit Documents" means this Agreement, the Notes, and each other agreement, instrument or document executed by the Borrower or the Guarantor at any time in connection with this Agreement.

       "Debt" means, in the case of any Person, (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations of such Person to pay the deferred purchase price of property or services, (iv) obligations of such Person as lessee under leases which are, in accordance with generally accepted accounting principles, recorded as capital leases, (v) obligations of such Person in connection with production payments (except for obligations incurred in connection with Volumetric Production Payments, stated as either deferred credits or deferred revenues in amounts outstanding at any time that do not exceed, in the aggregate, 10 percent of Borrower's Tangible Net Worth), (vi) all liabilities of such Person in respect of unfunded vested benefits under any Plan, (vii) obligations of such Person under or relating to letters of credit or guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (vi) of this definition, and (viii) indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) of this definition secured by any Lien on or in respect of any property of such Person (limited, however, to the lesser of the amount of its liability or the value of such property).

       "Default" means an Event of Default or an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default.

       "Domestic Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Domestic Lending Office" opposite its name on
Schedule I hereto or in an Assignment or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Agent.

       "Effective Date" means the date that all of the conditions in Section
3.01 shall have been satisfied or waived.

       "Eligible Assignee" means (i) a Bank or (ii) a commercial bank or financial institution or other Person acceptable to the Agent and the Borrower, such acceptance not to be unreasonably withheld.

       "Environment" or "Environmental" shall have the meanings set forth in 42 U.S.C. Section 9601(8) (1982).

       "Environmental Protection Statute" shall mean any United States local, state or federal, or any foreign, law, statute, regulation, order, consent decree or other agreement or Governmental Requirement arising from or in connection with or relating to the protection or regulation of the Environment, including, without limitation, those laws, statutes, regulations, orders, decrees, agreements and other Governmental Requirements relating to the disposal, cleanup, production, storing, refining, handling, transferring, processing or transporting of Hazardous Waste, Hazardous Substances or any pollutant or contaminant, wherever located.

       "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder from time to time.

       "ERISA Affiliate" of the Guarantor means any trade or business (whether or not incorporated) which is a member of a group of which the Guarantor is a member and which is under common control within the meaning of the regulations under Section 414 of the Code.

       "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

       "Eurodollar Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Eurodollar Lending Office" opposite its name on
Schedule I hereto or in an Assignment (or, if no such office is specified, its Domestic Lending Office) or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Agent.

       "Eurodollar Rate" means, for the Interest Period for each Eurodollar Rate Advance comprising part of the same A Borrowing, an interest rate per annum equal to the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the amount of the Eurodollar Rate Advance of such Reference Bank comprising part of such A Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period. The Eurodollar Rate for the Interest Period for each Eurodollar Rate Advance comprising part of the same A Borrowing shall be determined by the Agent on the basis of applicable rates furnished to and received by the Agent from the Reference Banks two Business Days before the first day of such Interest Period.

       "Eurodollar Rate Advance" means an A Advance which bears interest as provided in Section 2.06(b).

       "Eurodollar Rate Reserve Percentage" of any Bank for the Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

       "Events of Default" has the meaning specified in Section 8.01.

       "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

       "Fixed Rate Advance" means (i) any A Advance which is a Eurodollar Rate Advance and (ii) any B Advance.

       "Governmental Requirements" means all judgments, orders, writs, injunctions, decrees, awards, laws, ordinances, statutes, regulations, rules, franchises, permits, certificates, licenses, authorizations and the like and any other requirements of any government or any commission, board, court, agency, instrumentality or political subdivision thereof.

       "Guaranteed Obligations" means all obligations of the Borrower to the Banks hereunder and under the Notes or any other Credit Document to which the Borrower is a party, whether for principal, interest, fees, expenses, indemnities or otherwise, and whether now or hereafter existing.

       "Guarantor" means Fina, Inc., a Delaware corporation.

       "Hazardous Substance" shall have the meaning set forth in 42 U.S.C.
Section 9601(14) and shall also include each other substance considered to be a hazardous substance under any Environmental Protection Statute.

       "Hazardous Waste" shall have the meaning set forth in 42 U.S.C. Section 6903(5) and shall also include each other substance considered to be a hazardous waste under any Environmental Protection Statute (including, without limitation 40 C.F.R. Section 261.3).

       "Insufficiency" means, with respect to any Plan, the amount, if any, by which the present value of the vested benefits under such Plan exceeds the fair market value of the assets of such Plan allocable to such benefits.

       "Interest Period" means, for each A Advance comprising part of the same A Borrowing, the period commencing on the date of such A Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and Section 2.02. The duration of each such Interest Period shall be (a) in the case of a Base Rate Advance, the period commencing on the date of such Advance and ending on the last day of the then current calendar quarter and (b) in the case of a Eurodollar Rate Advance, one, two, three, or six months, in each case as the Borrower may select in the applicable Notice of A Borrowing; provided, however, that:

       (i)    Interest Periods commencing on the same date for A
Advances comprising part of the same A Borrowing shall be of the same duration;

       (ii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, in the case of any Interest Period for a Eurodollar Rate Advance, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

       (iii) any Interest Period which begins on the last Business Day of the calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month in which it would have ended if there were a numerically corresponding day in such calendar month; and

       (iv) the Borrower may not select an Interest Period for any A Advance made prior to the Termination Date if the last day of such Interest Period would be later than the Termination Date.

       "Lien" means any mortgage, lien, pledge, charge, deed of trust, security interest, encumbrance or other type of preferential arrangement to secure or provide for the payment of any obligation of any Person, whether arising by contract, operation of law or otherwise (including, without limitation, the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement).

       "Liquid Investments" means:

       (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States;

       (b) (i) negotiable or nonnegotiable certificates of deposit, time deposits, or other similar banking arrangements maturing within 180 days from the date of acquisition thereof ("bank debt securities"), issued by (A) any Bank or (B) any other bank or trust company which has a combined capital surplus and undivided profit of not less than $250,000,000 or the dollar equivalent thereof, if at the time of deposit or purchase, such bank debt securities are rated not less than "A" (or the then equivalent) by the rating service of S&P or of Moody's, and (ii) commercial paper issued by (A) any Bank or (B) any other Person if at the time of purchase such commercial paper is rated not less than "A-2" (or the then equivalent) by the rating service of S&P or not less than "P-2" (or the then equivalent) by the rating service of Moody's, or upon the discontinuance of both of such services, such other nationally recognized rating service or services, as the case may be, as shall be selected by the Borrower or the Guarantor with the consent of the Majority Banks;

       (c) repurchase agreements relating to investments described in clauses (a) and (b) above with a market value at least equal to the consideration paid in connection therewith, with any Person who regularly engages in the business of entering into repurchase agreements and has a combined capital surplus and undivided profit of not less than $250,000,000 or the dollar equivalent thereof, if at the time of entering into such agreement the debt securities of such Person are rated not less than "A" (or the then equivalent) by the rating service of S&P or of Moody's;

       (d) shares of any mutual fund registered under the Investment Company Act of 1940, as amended, which invests solely in underlying securities of the types described in clauses (a), (b) and (c) above and which do not constitute "margin stock" within the meaning of Regulation U of the Federal Reserve Board; and

       (e) such other instruments (within the meaning of Article 9 of the Texas Business and Commerce Code) as the Borrower or the Guarantor may request and the Majority Banks may approve in writing, which approval will not be unreasonably withheld.

       "Majority Banks" means at any time Banks holding at least 51% of the then aggregate unpaid principal amount of the A Notes held by the Banks, or, if no such principal amount is then outstanding, Banks having at least 51% of the Commitments or, if no such principal amount is then outstanding and all Commitments have terminated, Banks holding at least 51% of the then aggregate unpaid principal amount of the B Notes held by the Banks.

       "Moody's" means Moody's Investors Service, or any successor thereto.

       "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Guarantor or any ERISA Affiliate of the Guarantor is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

       "Multiple Employer Plan" means an employee benefit plan, other than a Multiemployer Plan, subject to Title IV of ERISA to which the Guarantor or any ERISA Affiliate of the Guarantor, and one or more employers other than the Guarantor or an ERISA Affiliate of the Guarantor, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which the Guarantor or any ERISA Affiliate of the Guarantor made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

       "NationsBank" means NationsBank of Texas, N.A.

       "New Bank" means any lender which becomes a "Bank" hereunder by executing an Accession Agreement pursuant to an increase in the aggregate Commitments permitted by Section 2.15.

       "Note" means an A Note or a B Note.

       "Notice of A Borrowing" has the meaning specified in Section 2.02(a).

       "Notice of B Borrowing" has the meaning specified in Section 2.08(a).

       "Parallel Agreement" means the U.S. $100,000,000 364-Day Credit Agreement dated as of February 27, 1997 among the Borrower, the Guarantor, the Agent, the Arranger & Syndication Agent and the Banks, as amended or modified from time to time.

       "Parallel Agreement Commitments" means, as of any date of determination, the "Commitments" as defined in the Parallel Agreement.

       "PBGC" means the Pension Benefit Guaranty Corporation.

       "Permitted Liens" means, with respect to any Person, Liens:

       (a) for taxes, assessments or governmental charges or levies on property of such Person incurred in the ordinary course of business to the extent not required to be paid pursuant to Sections 6.01 and 6.06;

       (b) imposed by law, such as landlords', carriers', warehousemen's and mechanics' liens and other similar Liens arising in the ordinary course of business securing obligations which are not overdue for a period of more than 15 days or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of such Person in accordance with generally accepted accounting principles;

       (c) arising in the ordinary course of business out of pledges or deposits under workers' compensation laws, unemployment insurance, old age pensions or other social security or retirement benefits, or similar legislation or to secure public or statutory obligations of such Person;

       (d) securing Debt existing on the date of this Agreement and listed on the attached Schedule III; provided that the Debt secured by such Liens shall not be renewed, refinanced or extended if the amount of such Debt so renewed is greater than the outstanding amount of such Debt on the date of this Agreement;

       (e) constituting easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of such Person;

       (f) securing judgments against such Person which are being appealed and do not constitute an Event of Default under Section 8.01(f); or

       (g) on real property acquired by such Person after the date of this Agreement and securing only Debt of such Person incurred to finance the purchase price of such property; provided that any such Lien is created within 180 days of the acquisition of such property and provided further that the Debt secured by all such Liens does not exceed 35% of Consolidated Tangible Net Worth of the Guarantor and the Restricted Subsidiaries.

       "Person" means an individual, partnership, corporation, limited liability company, limited liability partnership, business trust, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

       "Plan" means an employee pension benefit plan (other than a Multiemployer Plan) as defined in Section 3(2) of ERISA currently maintained by, or to which contributions have been made at any time after December 31, 1984 by, the Guarantor or any ERISA Affiliate of the Guarantor for employees of the Guarantor or any such ERISA Affiliate and covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code.

       "Reference Banks" means NationsBank, CIBC Inc. and Texas Commerce Bank National Association.

       "Restricted Payment" means, with respect to any Person, (i) any dividend paid on its capital stock, (ii) any repurchase of its capital stock, or (iii) any loan or advance or payment of any kind with respect to its capital stock.

       "Restricted Subsidiary" means the Borrower or any other Subsidiary of the Guarantor which (i) is organized under the laws of the United States or any state thereof and (ii) has assets with an aggregate book value exceeding $10,000,000.

       "Revolving Period" means the period of time commencing on the effectiveness of this Agreement and ending on the Termination Date.

       "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

       "Subsidiary" of any Person means any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation or others performing similar functions (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person.

       "Substantial Part" means, with respect to the assets of the Guarantor and the Restricted Subsidiaries, assets which in the aggregate in any one fiscal year of the Guarantor exceed 10% of the Consolidated Tangible Net Worth of the Guarantor and its Subsidiaries.

       "Tangible Net Worth" of any Person means, as of any date of determination, the excess of total assets of such Person over total liabilities, total assets and total liabilities each to be determined in accordance with generally accepted accounting principles, excluding, however, from the determination of total assets (i) patents, patent applications, trademarks, copyrights and trade names, (ii) goodwill, organizational, experimental, research and development expense and other like intangibles, (iii) treasury stock, and (iv) monies set apart and held in a sinking or other analogous fund established for the purchase, redemption or other retirement of capital stock.

       "Termination Date" means February 27, 2002, or the earlier date of termination in whole of the Commitments pursuant to Section 2.04 or 8.01.

       "Termination Event" means (i) a "reportable event", as such term is described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC), or an event described in
Section 4062(f) of ERISA, or (ii) the withdrawal of the Guarantor or any ERISA Affiliate of the Guarantor from a Multiple Employer Plan during a plan year in which it was a "substantial employer", as such term is defined in Section 4001(a)(2) of ERISA, or the incurrence of liability by the Guarantor or any ERISA Affiliate of the Guarantor under Section 4064 of ERISA upon the termination of a Plan or Multiple Employer Plan, or (iii) the distribution of a notice of intent to terminate a Plan pursuant to Section 4041(a)(2) of ERISA or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC under
Section 4042 of ERISA, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

       "Type" shall have the meaning set forth in the definition of the term "A Advance" above.

       "Volumetric Production Payment" means, with respect to any Person, any obligation of such Person to deliver pre-determined volumes of oil or gas out of future production from designated reserves that is without recourse to other assets of such Person.

       "Withdrawal Liability" shall have the meaning given such term under Part I of Subtitle E of Title IV of ERISA.

       Section 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

       Section 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles, and each reference herein to "generally accepted accounting principles" shall mean generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 5.05.

       Section 1.04. Miscellaneous. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.


                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES

       Section 2.01. The A Advances. Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make A Advances to the Borrower from time to time on any Business Day prior to the Termination Date in an aggregate amount outstanding not to exceed at any time such Bank's Commitment, provided that the aggregate amount of the Commitments of the Banks shall be deemed used from time to time to the extent of the aggregate amount of the B Advances then outstanding and such deemed use of the aggregate amount of the Commitments shall be applied to the Banks ratably according to their respective Commitments (such deemed use of the aggregate amount of the Commitments being a "B Reduction"). Each A Borrowing shall be in an aggregate amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof, and shall consist of A Advances of the same Type made to the Borrower on the same day by the Banks ratably according to their respective Commitments. Within the limits of each Bank's Commitment, the Borrower may borrow, prepay pursuant to Section 2.05(b) and reborrow under this Section 2.01. The indebtedness of the Borrower resulting from the A Advances made from time to time by each Bank shall be evidenced by an A Note of the Borrower payable to the order of such Bank.

       Section 2.02.  Making the A Advances.

       (a) During the Revolving Period, each A Borrowing shall be made on notice, given not later than 10:00 A.M. (Dallas time) (1) in the case of a proposed Borrowing comprised of Eurodollar Rate Advances, at least three Business Days prior to the date of the proposed Borrowing, and (2) in the case of a proposed Borrowing comprised of Base Rate Advances, on the Business Day of the proposed Borrowing, by the Borrower requesting such A Borrowing to the Agent, which shall give to each Bank prompt notice thereof by telecopy, telex or cable. Each such notice of an A Borrowing (a "Notice of A Borrowing") shall be in writing (including by telecopy), in substantially the form of Exhibit B-1 hereto, executed by the Borrower and specifying therein the requested (i) date of such A Borrowing (which shall be a Business Day), (ii)Type of A Advances comprising such A Borrowing, (iii) aggregate amount of such A Borrowing, and
(iv)Interest Period for each such A Advance. In the case of a proposed A Borrowing comprised of Eurodollar Rate Advances, the Agent shall promptly notify each Bank of the applicable interest rate under Section 2.06(b). Each Bank shall, before 1:00 P.M. (Dallas time) on the date of a proposed A Borrowing, make available for the account of its Applicable Lending Office to the Agent at its address referred to in Section 10.02, in same day funds, such Bank's ratable portion of such A Borrowing. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the Borrower at the Agent's aforesaid address.

       (b) Anything in subsection (a) above to the contrary notwithstanding:

       (i) at no time shall there be outstanding more than five A Borrowings consisting of Eurodollar Rate Advances and one Borrowing consisting of Base Rate Advances (other than Borrowings consisting of Base Rate Advances as a result of Section 2.02(b)(iii), (iv), or (v));

       (ii) the Borrower may not select Eurodollar Rate Advances for any A Borrowing to be made if the aggregate amount of such Borrowing is less than $20,000,000;

       (iii) if any Bank shall, at least one Business Day before the date of any requested A Borrowing to be made, notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other governmental authority asserts that it is unlawful, for such Bank or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund Eurodollar Rate Advances hereunder, the right of the Borrower to select Eurodollar Rate Advances for such A Borrowing or any subsequent A Borrowing shall be suspended until such Bank shall notify the Agent that the circumstances causing such suspension no longer exist, and, except as provided in Section 2.02(b)(vi), each Advance comprising such A Borrowing shall be a Base Rate Advance;

       (iv) if the Majority Banks shall, on or before the date of any requested A Borrowing to be made, notify the Agent that the Eurodollar Rate for Eurodollar Rate Advances comprising such A Borrowing will not adequately reflect the cost to such Banks of making their respective Eurodollar Rate Advances for such A Borrowing, the right of the Borrower to select Eurodollar Rate Advances for such A Borrowing or any subsequent A Borrowing shall be suspended until the Agent, at the request of the Majority Banks, shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist, and, except as provided in Section 2.02(b)(vi), each Advance comprising such A Borrowing shall be a Base Rate Advance;

       (v) if less than two Reference Banks furnish timely information to the Agent for determining the Eurodollar Rate for Eurodollar Rate Advances, comprising any requested A Borrowing to be made, the right of the Borrower to select Eurodollar Rate Advances, as the case may be, for such A Borrowing or any subsequent A Borrowing shall be suspended until the Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist, and, except as provided in Section 2.02(b)(vi), each Advance comprising such A Borrowing shall be a Base Rate Advance;

        (vi) if the Borrower has requested a proposed A Borrowing consisting of Eurodollar Rate Advances and as a result of circumstances referred to in Section 2.02(b)(iii), (iv) or (v) such A Borrowing would not consist of Eurodollar Rate Advances, the Borrower may, by notice given not later than 2:00 P.M. (Dallas time) at least one Business Day prior to the date such proposed A Borrowing would otherwise be made, cancel such A Borrowing, in which case such A Borrowing shall be cancelled and no Advances shall be made as a result of such requested A Borrowing, but the Borrower shall indemnify the Banks in connection with such cancellation as contemplated by Section 2.02(c); and

        (vii) if the Borrower shall fail to select the duration or continuation of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01 and this paragraph (b), the Agent will promptly so notify the Borrower and the Banks and such A Advances will be made available to the Borrower on the date of such A Borrowing as Base Rate Advances.

       (c) Each Notice of A Borrowing shall be irrevocable and binding on the Borrower, except as set forth in Section 2.02(b)(vi). In the case of any A Borrowing requested by the Borrower which the related Notice of A Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Bank against any loss, cost or expense incurred by such Bank as a result of any failure to fulfill on or before the date specified in such Notice of A Borrowing for such A Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of reasonably anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund the A Advance to be made by such Bank as part of such A Borrowing when such A Advance, as a result of such failure, is not made on such date. A certificate in reasonable detail as to the basis for and the amount of such loss, cost or expense submitted to the Borrower and the Agent by such Bank shall be prima facie evidence of the amount of such loss, cost or expense. If an A Borrowing requested by the Borrower which the related Notice of A Borrowing specifies is to be comprised of Eurodollar Rate Advances is not made as an A Borrowing comprised of Eurodollar Rate Advances as a result of Section 2.02(b), the Borrower shall indemnify each Bank against any loss (excluding loss of profits), cost or expense incurred by such Bank by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank (prior to the time such Bank is actually aware that such A Borrowing will not be so made) to fund the A Advance to be made by such Bank as part of such A Borrowing. A certificate in reasonable detail as to the basis for and the amount of such loss, cost or expense submitted to the Borrower and the Agent by such Bank shall be prima facie evidence of the amount of such loss, cost or expense.

       (d) With respect to any new A Borrowing to be made on the last day of an Interest Period, the Borrower and each Bank agree that any amounts payable by the Borrower to such Bank in connection with maturing A Advances on the date of such Borrowing shall be netted against the amount of the new Borrowing to be funded by such Bank so as to eliminate where possible the need for actual payment and readvancement of funds by the parties. In the event of any A Borrowing subject to the conditions precedent in Section 3.03, unless the Agent shall have received notice from a Bank prior to the date of any A Borrowing that such Bank will not make available to the Agent such Bank's ratable portion of such A Borrowing (to the extent in excess of any maturing A Advances payable to such Bank), the Agent may assume that such Bank has made such portion available to the Agent on the date of such A Borrowing in accordance with subsection (a) of this Section 2.02 and the Agent may, in reliance upon such assumption, make available to the Borrower requesting such A Borrowing on such date a corresponding amount. If and to the extent that such Bank shall not have so made such ratable portion available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to A Advances comprising such A Borrowing and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's A Advance as part of such A Borrowing for purposes of this Agreement.

       (e) The failure of any Bank to make the A Advance to be made by it as part of any A Borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its A Advance on the date of such A Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the A Advance to be made by such other Bank on the date of any A Borrowing.

       Section 2.03.  Fees.

       (a) Facility Fee. The Borrower agrees to pay to each Bank a facility fee calculated on the amount of such Bank's Commitment (regardless of usage) from the date hereof until the Termination Date at the Applicable Facility Fee per annum, payable in arrears on the last day of each calendar quarter during the term of such Bank's Commitment, and on the Termination Date.

       (b) Administrative Fee. The Borrower agrees to pay to the Agent, for its sole account, an administrative fee as set forth in the Agent's Fee Letter.

       (c) Bid Request Fee. The Borrower agrees to pay to the Agent on the date of each request for B Advances pursuant to Section 2.08 a bid request fee as set forth in the Agent's Fee Letter.

       (d) Arrangement Fee. The Borrower agrees to pay to the Agent on the date of this Agreement an arrangement fee as set forth in the Agent's Fee Letter.

       Section 2.04. Optional Reduction of the Commitments. The Borrower shall have the right, upon at least five Business Days notice to the Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Banks, provided that each partial reduction shall be in the aggregate amount of at least $10,000,000, and provided further, that the aggregate amount of the Commitments of the Banks shall not be reduced to an amount which is less





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than the aggregate principal amount of the Advances then outstanding.  Any such reduction or termination of the Commitments shall be permanent.

       Section 2.05. Repayment and Prepayment of A Advances. (a) The unpaid principal amount of each A Advance that is made by each Bank shall be repaid by the Borrower in full on the last day of the Interest Period for such A Advance.


       (b) The Borrower may, in respect of Base Rate Advances upon at least one Business Days' notice, and, in respect of Eurodollar Rate Advances upon at least three Business Days' notice, to the Agent stating the proposed date (which shall be a Business Day) and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amounts of the A Advances comprising part of the same A Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid and amounts, if any, required to be paid pursuant to Section 2.10 as a result of such prepayment; provided, however, that each partial prepayment pursuant to this Section 2.05(b) shall be in an aggregate principal amount not less than $5,000,000 and in an aggregate principal amount such that after giving effect thereto no A Borrowing comprised of Base Rate Advances shall have a principal amount outstanding of less than $5,000,000 and no A Borrowing comprised of Eurodollar Rate Advances shall have a principal amount outstanding of less than $20,000,000.

       Section 2.06. Interest on A Advances. The Borrower shall pay interest on the unpaid principal amount of each A Advance made by each Bank from the date of such A Advance until such principal amount shall be paid in full, at the following rates per annum:

       (a) Base Rate Advances. If such A Advance is a Base Rate Advance, a rate per annum equal at all times during the Interest Period for such A Advance to the Base Rate in effect from time to time during such Interest Period for such A Advance, payable on the last day of such Interest Period.

       (b) Eurodollar Rate Advances. If such A Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during the Interest Period for such A Advance to the sum of the Eurodollar Rate for such Interest Period plus the Applicable Margin in effect from time to time for such A Advance, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period.

       (c) Additional Interest on Eurodollar Rate Advances. The Borrower shall pay to each Bank, so long as such Bank shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Eurodollar Rate Advance of such Bank, from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for the Interest Period for such Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Bank for such Interest Period, payable on each date on which interest is payable on such Advance. Such additional interest shall be determined by such Bank and notified to the Borrower through the Agent. A certificate as to the amount of such additional interest submitted to the Borrower and the Agent by such Bank shall be conclusive and binding for all purposes, absent manifest error.

       Section 2.07. Interest Rate Determination. (a) Each Reference Bank agrees to furnish to the Agent timely information for the purpose of determining each Eurodollar Rate. If any of the Reference Banks shall not furnish such timely information to the Agent for the purpose of determining any such Eurodollar Rate, the Agent shall determine such Eurodollar Rate on the basis of timely information furnished by the remaining Reference Banks, subject to Section 2.02(b).

       (b) The Agent shall give prompt notice to the Borrower and the Banks of the applicable interest rate for such A Advance determined by the Agent for purposes of Section 2.06(a) or (b), and the applicable rate, if any, furnished by each Reference Bank for the purpose of determining the applicable interest rate under Section 2.06(b).

       Section 2.08.  The B Advances.

       (a) Each Bank severally agrees that the Borrower may make B Borrowings under this Section 2.08 from time to time on any Business Day during the period from the date hereof until the date occurring 30 days prior to the Termination Date in the manner set forth below; provided that, following the making of each B Borrowing, the aggregate amount of the Advances then outstanding shall not exceed the aggregate amount of the Commitments of the Banks (computed without regard to any B Reduction).

       (i) The Borrower may request a B Borrowing under this Section 2.08 by delivering to the Agent, not later than 9:00 A.M. (Dallas time) at least five Business Days prior to the date of the proposed B Borrowing, a notice of a B Borrowing (a "Notice of B Borrowing"), in substantially the form of Exhibit B-2 hereto, specifying the date and aggregate amount of the proposed B Borrowing, the maturity date for repayment of each B Advance to be made as part of such B Borrowing (which maturity date may not be earlier than the date occurring 14 days after the date of such B Borrowing or later than the earlier of 6 months after the date of such B Borrowing or the Termination Date), the interest payment date or dates relating thereto, and any other terms to be applicable to such B Borrowing (including, without limitation, the basis to be used by the Banks in determining the rate or rates of interest to be offered by them as provided in paragraph (ii) below and prepayment terms, if any, but excluding any waiver or other modification to any of the conditions set forth in Article III). The Borrower may not select a maturity date for any B Borrowing which ends after the Termination Date. The Agent shall promptly notify each Bank of each request for a B Borrowing received by it from the Borrower by sending such Bank a copy of the related Notice of B Borrowing.

       (ii) Each Bank may, if in its sole discretion it elects to do so, irrevocably offer to make one or more B Advances to the Borrower as part of such proposed B Borrowing at a rate or rates of interest specified by such Bank in its sole discretion, by notifying the Agent (which shall give prompt notice thereof to the Borrower), before 9:00 A.M. (Dallas time) three Business Days before the date of such proposed B Borrowing specified in the Notice of B Borrowing delivered with respect thereto pursuant to paragraph (i) above, of the minimum amount and maximum amount of each B Advance which such Bank would be willing to make as part of such proposed B Borrowing (which amounts may, subject to the proviso to the first sentence of this Section 2.08(a), exceed such Bank's Commitment), the rate or rates of interest therefor and such Bank's Applicable Lending Office with respect to such B Advance; provided that if the Agent in its capacity as a Bank shall, in its sole discretion, elect to make any such offer, it shall notify the Borrower of such offer before 8:45 A.M. (Dallas time) three Business Days before the date of the proposed B Borrowing specified in the Notice of B Borrowing delivered with respect thereto pursuant to paragraph (i) above. Any Bank which has not notified the Agent of an offer prior to the time specified above shall be deemed to have elected not to make such an offer.

       (iii) The Borrower shall, in turn, before 10:00 A.M. (Dallas time) three Business Days before the date of such proposed B Borrowing specified in the Notice of B Borrowing delivered with respect thereto pursuant to paragraph (i) above, either

                     (A) cancel such B Borrowing by giving the Agent notice to that effect, or

                     (B) accept one or more of the offers made by any Bank or Banks pursuant to paragraph (ii) above, in its sole discretion, by giving notice to the Agent of the amount of each B Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Borrower by the Agent on behalf of such Bank for such B Advance pursuant to paragraph (ii) above) to be made by each Bank as part of such B Borrowing, and reject any remaining offers made by Banks pursuant to paragraph (ii) above by giving the Agent notice to that effect.

       (iv) If the Borrower notifies the Agent that such B Borrowing is cancelled pursuant to paragraph (iii)(A) above, the Agent shall give prompt notice thereof to the Banks and such B Borrowing shall not be made.

       (v) If the Borrower accepts one or more of the offers made by any Bank or Banks pursuant to paragraph (iii)(B) above, the Agent shall in turn promptly notify (A) each Bank that has made an offer as described in paragraph (ii) above, of the date and aggregate amount of such B Borrowing and whether or not any offer or offers made by such Bank pursuant to paragraph (ii) above have been accepted by the Borrower, (B) each Bank that is to make a B Advance as part of such B Borrowing, of the amount of each B Advance to be made by such Bank as part of such B Borrowing, and (C) each Bank that is to make a B Advance as part of such B Borrowing, upon receipt, that the Agent has received forms of documents appearing to fulfill the applicable conditions set forth in Article III. Each Bank that is to make a B Advance as part of such B Borrowing shall, before 1:00 P.M. (Dallas time) on the date of such B Borrowing specified in the notice received from the Agent pursuant to clause (A) of the preceding sentence or any later time when such Bank shall have received notice from the Agent pursuant to clause (C) of the preceding sentence, make available for the account of its Applicable Lending Office to the Agent at its address referred to in Section 10.02 such Bank's portion of such B Borrowing, in same day funds. Upon fulfillment of the applicable conditions set forth in Article III and after receipt by the Agent of such funds, the Agent will make such funds available to the Borrower at the Agent's aforesaid address. Promptly after each B Borrowing the Agent will notify each Bank of the amount of the B Borrowing, the consequent B Reduction and the dates upon which such B Reduction commenced and will terminate.

       (b) Each B Borrowing shall be in an aggregate amount of not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof and, following the making of each B Borrowing, the Borrower shall be in compliance with the limitation set forth in the proviso to the first sentence of Section 2.08(a).

       (c) Within the limits and on the conditions set forth in this Section 2.08, the Borrower may from time to time borrow under this Section 2.08, repay pursuant to subsection (d) below, and reborrow under this Section 2.08, provided that no B Borrowing shall be made within three Business Days of the date of another B Borrowing.

       (d) The Borrower shall repay to the Agent for the account of each Bank which has made a B Advance to the Borrower on the maturity date of each B Advance (such maturity date being that specified by the Borrower for repayment of such B Advance in the related Notice of B Borrowing delivered pursuant to subsection (a)(i) above) the then unpaid principal amount of such B Advance. The Borrower shall not have any right to prepay any principal amount of any B Advance unless, and then only on the terms, specified by the Borrower for such B Advance in the related Notice of B Borrowing delivered pursuant to subsection
(a)(i) above and set forth in the B Note evidencing such B Advance.

       (e) The Borrower shall pay interest on the unpaid principal amount of each B Advance from the date of such B Advance to the date the principal amount of such B Advance is repaid in full, at the rate of interest for such B Advance specified by the Bank making such B Advance in its notice with respect thereto delivered pursuant to subsection (a)(ii) above, payable on the interest payment date or dates specified by the Borrower for such B Advance in the related Notice of B Borrowing delivered pursuant to subsection (a)(i) above, as provided in the B Note evidencing such B Advance.

       (f) The indebtedness of the Borrower resulting from each B Advance made to the Borrower as part of a B Borrowing shall be evidenced by a separate B Note of the Borrower payable to the order of the Bank making such B Advance.

       Section 2.09.  Payments, Computations; Interest on Overdue Amounts.

       (a) The Borrower shall make each payment hereunder and under the Notes to be made by it not later than 10:00 A.M. (Dallas time) on the day when due in U.S. dollars to the Agent at its address referred to in Section 10.02 in same day funds. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal, interest or fees ratably (other than amounts payable pursuant to Section 2.06(c), 2.08, 2.10, 2.11 or 2.13) to the Banks for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Bank to such Bank for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. In no event shall any Bank be entitled to share any administrative fee paid to the Agent pursuant to
Section 2.03(b), any bid request fee paid to the Agent pursuant to Section 2.03(c) or any other fee paid to the Agent, as such.

       (b) All computations of interest based on the Base Rate and of fees shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate shall be made by the Agent, and all computations of interest pursuant to Section 2.06(c) shall be made by a Bank, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Agent (or, in the case of Section 2.06(c), by a Bank) of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

       (c) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fee, as the case may be; provided, however, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

       (d) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due by the Borrower to any Bank hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

       (e) Whenever any reference is made to any Bank's "ratable share" or "ratable portion" (or any similar reference) of any amount hereunder, such share or portion shall be calculated to not more than four decimal places, rounding up or down, as appropriate.

       (f) Any amount payable hereunder or under the Notes or under any other Credit Document which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, to the extent permitted by law, from the date on which such amount became due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to: (i) in the case of any overdue principal of any Advance, the greater of (x) the sum of the Base Rate in effect from time to time plus 2% per annum and (y) the sum of the rate per annum required to be paid on such Advance immediately prior to the date on which such amount became due plus 2% per annum, or (ii) in the case of any interest, fee or other amount payable hereunder or under the Notes or under any other Credit Document, the sum of the Base Rate in effect from time to time plus 2% per annum.

       Section 2.10. Consequential Losses. If (a) any payment (or purchase pursuant to Section 2.11(c)) of principal of any Eurodollar Rate Advance or B Advance made to the Borrower is made other than on the last day of an Interest Period relating to such Advance (or in the case of a B Advance, other than on the original scheduled maturity date thereof), as a result of a prepayment pursuant to Section 2.05(b) or 2.12 or acceleration of the maturity of the Notes pursuant to Section 2.15 or Section 8.01 or for any other reason or as a result of any such purchase; or (b) the Borrower fails to make a principal or interest payment with respect to any Eurodollar Rate Advance or B Advance on the date such payment is due and payable, the Borrower shall, upon demand by any Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Bank any amounts required to compensate such Bank for any additional losses, costs or expenses which it may reasonably incur as a result of any such payment or purchase, including, without limitation, any loss (including loss of reasonably anticipated profits, except in the case of such a purchase pursuant to Section 2.11(c)), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain such Advance.

       Section 2.11.  Increased Costs.
       (a) If, due to either (i) the introduction of or any change (including without limitation, but without duplication, any change by way of imposition or increase of reserve requirements included, in the case of Eurodollar Rate Advances, the Eurodollar Rate Reserve Percentage) in or in the interpretation, application or applicability of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Bank of agreeing to make or making, funding or maintaining any Fixed Rate Advance to the Borrower, then the Borrower shall from time to time, upon demand by such Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Bank additional amounts sufficient to compensate such Bank for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower and the Agent by such Bank, shall be prima facie evidence of the amount of such increased cost. Promptly after any Bank becomes aware of any such introduction, change or proposed compliance, such Bank shall notify the Borrower thereof, provided that the failure to provide such notice shall not affect such Bank's rights hereunder, except that such Bank's right to recover such increased costs from the Borrower for any period prior to such notice shall be limited to the period of (i) 180 days, if such increased cost relates to any outstanding Advance, or (ii) 90 days, in each other event, immediately prior to the date such notice is given to the Borrower.

       (b) If any Bank determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank and that the amount of such capital is increased by or based upon the existence of such Bank's commitment to lend to the Borrower hereunder and other commitments of this type, then, upon demand by such Bank (with a copy of such demand to the Agent), the Borrower shall immediately pay to the Agent for the account of such Bank, from time to time as specified by such Bank, additional amounts sufficient to compensate such Bank or such corporation in the light of such circumstances, to the extent that such Bank reasonably determines such increase in capital to be allocable to the existence of such Bank's commitment to lend hereunder. A certificate as to such amounts submitted to the Borrower and the Agent by such Bank shall be conclusive and binding for all purposes, absent manifest error.

       (c)    In the event that any Bank makes a demand for payment under
Section 2.06(c) or this Section 2.11, the Borrower may within ninety days of such demand, if no Default then exists, replace such Bank with another commercial bank in accordance with all of the provisions of the last sentence of Section 10.06(a) (including execution of an appropriate Assignment) provided that (i) all obligations of such Bank to lend hereunder shall be terminated and the A Note and any B Note payable to such Bank and all other obligations owed to such Bank hereunder shall be purchased in full without recourse at par plus accrued interest at or prior to such replacement, (ii) such replacement bank shall be reasonably satisfactory to the Agent, (iii) such replacement bank shall, from and after such replacement, be deemed for all purposes to be a "Bank" hereunder with a Commitment in the amount of the respective Commitment of the assigning Bank immediately prior to such replacement (plus, if such replacement bank is already a Bank prior to such replacement, the respective Commitment of such Bank prior to such replacement), as such amount may be changed from time to time pursuant hereto, and shall have all of the rights, duties and obligations hereunder of the Bank being replaced, and (iv) such other actions shall be taken by the Borrower, such Bank and such replacement bank as may be appropriate to effect the replacement of such Bank with such replacement bank on terms such that such replacement bank has all of the rights, duties and obligations hereunder as such Bank (including, without limitation, execution and delivery of new Notes to such replacement bank, redelivery to the Borrower in due course of the Notes payable to such Bank and specification of the information contemplated by Schedule I as to such replacement bank).

       Section 2.12. Illegality. Notwithstanding any other provision of this Agreement, if any Bank shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Bank or its Applicable Lending Office to make any Fixed Rate Advance or to continue to fund or maintain any Fixed Rate Advance hereunder, then, on notice thereof to the Borrower by the Agent, (i) the obligation of each of the Banks to make any Fixed Rate Advance of the same Type shall be suspended until the Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist, and (ii) the Borrower shall forthwith prepay in full all Fixed Rate Advances then outstanding of all Banks which are affected Fixed Rate Advances, together with all accrued interest thereon and all amounts payable pursuant to Section 2.10, unless each Bank shall determine in good faith in its sole opinion that it is lawful to maintain the Fixed Rate Advances made by such Bank to the end of the Interest Period then applicable thereto.

       Section 2.13.  Taxes.

       (a) Any and all payments by the Borrower or the Guarantor hereunder or under the Notes or any other Credit Document shall be made, in accordance with
Section 2.09, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings with respect thereto, and all liabilities with respect thereto, excluding in the case of each Bank and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower or the Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable by it hereunder or under any Note or other Credit Document to any Bank or the Agent,
(i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.13) such Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or the Guarantor, as the case may be, shall make such deductions and (iii) the Borrower or the Guarantor, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

       (b) In addition, the Borrower or the Guarantor, as the case may be, agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made by the Borrower or the Guarantor hereunder or under any Note or other Credit Document executed by it or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any Note or other Credit Document (hereinafter referred to as "Other Taxes").

       (c) THE BORROWER AND THE GUARANTOR WILL INDEMNIFY EACH BANK, EACH CO-AGENT, THE ARRANGER & SYNDICATION AGENT AND THE AGENT FOR THE FULL AMOUNT OF TAXES OR OTHER TAXES (INCLUDING, WITHOUT LIMITATION, ANY TAXES OR OTHER TAXES IMPOSED BY ANY JURISDICTION ON AMOUNTS PAYABLE UNDER THIS SECTION 2.13) OWED AND PAID BY SUCH BANK, SUCH CO-AGENT, THE ARRANGER & SYNDICATION AGENT OR THE AGENT (AS THE CASE MAY BE) AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO. THIS INDEMNIFICATION SHALL BE MADE WITHIN 30 DAYS FROM THE DATE SUCH BANK, SUCH CO-AGENT, THE ARRANGER & SYNDICATION AGENT OR THE AGENT (AS THE CASE MAY BE) MAKES WRITTEN DEMAND THEREFOR.

       (d) Within 30 days after the date of the payment of Taxes by or at the direction of the Borrower or the Guarantor, the Borrower will furnish to the Agent, at its address referred to in Section 10.02, the original or a certified copy of a receipt evidencing payment thereof.

       (e) Without prejudice to the survival of any other agreement of the Borrower or the Guarantor hereunder, the agreements and obligations of the Borrower and the Guarantor contained in this Section 2.13 shall survive the payment in full of principal and interest hereunder and under the Notes and other Credit Documents.

       (f) Each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Borrower and the Agent on the date of this Agreement or upon the effectiveness of any Assignment and Acceptance (i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, certifying in each case that such Bank is entitled to receive payments under this Agreement and the Notes payable to it, without deduction or withholding of any United States federal income taxes, (ii) if applicable, an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax, and (iii) any other governmental forms which are necessary or required under an applicable tax treaty or otherwise by law to reduce or eliminate any withholding tax, which have been reasonably requested by the Borrower. Each Bank which delivers to the Borrower and the Agent a Form 1001 or 4224 and Form W-8 or W-9 pursuant to the next preceding sentence further undertakes to deliver to the Borrower and the Agent two further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower and the Agent, and such extensions or renewals thereof as may reasonably be requested by the Borrower and the Agent certifying in the case of a Form 1001 or 4224 that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. The Borrower shall withhold tax at the rate and in the manner required by the laws of the United States with respect to payments made to a Bank failing to timely provide the requisite Internal Revenue Service forms.

       Section 2.14. Payments Pro Rata. Except as provided in Sections 2.03(b), 2.03(c), 2.03(d), 2.06(c), 2.10, 2.11, or 2.13, each of the Banks agrees that if it should receive any payment (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under this Agreement or the Notes or other Credit Documents, or otherwise) in respect of any obligation of the Borrower or Guarantor hereunder or under the Notes or other Credit Documents of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total amount of principal, interest, fees or any other obligation incurred hereunder, as the case may be, then owed and due to such Bank bears to the total amount of principal, interest, fees or any such other obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse from the other Banks an interest in the obligations of the Borrower to such Banks in such amount as shall result in a proportional participation by all of the Banks in the aggregate unpaid amount of principal, interest, fees or any such other obligation, as the case may be, owed to all of the Banks, provided that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and each such other Bank shall repay to the purchasing Bank the purchase price to the extent of such other Bank's ratable share (according to the proportion of (i) the amount of the participation purchased from such other Bank as a result of such excess payment to (ii) the total amount of such excess payment) of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (i) the amount of such other Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.14 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.

       Section 2.15. Increase of Aggregate Commitments. Provided no Default has occurred and is continuing, the Borrower may by written notice to the Agent and the Banks request that the aggregate amount of the Commitments hereunder be increased up to the Aggregate Commitment Limit; provided, however that in the event the Parallel Agreement is still in effect, (a) the Borrower shall simultaneously request a pro rata increase in the aggregate amount of the Parallel Agreement Commitments pursuant to Section 2.15 of the Parallel Agreement, and (b) after giving effect to such increase of the aggregate Commitments and such pro rata increase of the aggregate Parallel Agreement Commitments, the total amount of all Commitments and all Parallel Agreement Commitments shall not exceed the Aggregate Commitment Limit. Upon the Borrower's receipt of (a) incremental commitments from such Banks that may agree to provide an increased Commitment hereunder, and if the Parallel Agreement is still in effect, an increased Parallel Agreement

Commitment under the Parallel Agreement (there being no obligation on the part of any Bank at any time hereunder to increase such Bank's Commitment or such Bank's Parallel Agreement Commitment but any such increase agreed upon by any Bank to be pro rata between this Agreement and the Parallel Agreement so that its ratable percentage of each is the same) and/or (b) commitments from new lenders willing to become a Bank with a Commitment hereunder, and if the Parallel Agreement is still in effect, a "Bank" under the Parallel Agreement with a pro rata Parallel Agreement Commitment, then such increase of the aggregate Commitments shall become effective simultaneously with any such increase of the aggregate Parallel Agreement Commitments when the following conditions precedent and, if applicable, the conditions precedent set forth in
Section 2.15 of the Parallel Agreement have been satisfied and the Agent shall have notified the parties hereto to such effect:

       (i) The Borrower shall have delivered to the Agent, with sufficient copies for each Bank (A) a certificate of the Chief Financial Officer of the Borrower addressed to the Banks to the effect that, to the best of such officer's knowledge, (x) no Default or Event of Default has occurred and is continuing (or would result from the incurrence of the additional Debt contemplated by this Section 2.15), and (y) all representations and warranties herein or in any other Credit Document are true and correct in all material respects with the same effect as if these representations and warranties had been made on the date of such certificate (it being understood and agreed that any representation which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and (B) unless the documentation delivered in connection with the effectiveness of this Agreement otherwise authorizes Debt hereunder and under the Parallel Agreement in an aggregate amount up to the Aggregate Commitment Limit, a certificate of the Borrower's Secretary certifying that the Borrower has been duly authorized by resolution of the Borrower's Board of Directors to incur Debt hereunder and, if the Parallel Agreement is still in effect, under the Parallel Agreement in an amount equal to or exceeding the increased aggregate amount of the Commitments and, if the Parallel Agreement is still in effect, the Parallel Agreement Commitments.

       (ii) An Accession Agreement for each New Bank shall have been duly executed by each party thereto.

       (iii) The Agent has received the written consent of each Bank which has agreed to increase its Commitment hereunder (but no other Bank's consent shall be required), such consent to be substantially in the form of the Consent to Increase of Commitment attached as Exhibit G.

       (iv) New Notes (including without limitation substitute Notes for those Banks which have agreed to increase their respective Commitments) shall have been executed and delivered by the Borrower in substantially the form of Exhibits A-1 and A-2, as appropriate.

       (v) No A Advances are outstanding hereunder as of the date such increase is to become effective, or any such Advances are contemporaneously repaid on such date.

                                  ARTICLE III

                                   CONDITIONS

       Section 3.01. Conditions Precedent to Effectiveness. This Agreement shall become effective when the following conditions precedent have been satisfied and the Agent shall have notified the parties hereto in writing that this Agreement has become effective pursuant to this Section:

       (a) Documentation. The Agent shall have received the following duly executed by all the parties thereto, in form and substance satisfactory to the Agent and the Banks, and (except for the Notes) in sufficient copies for each
Bank:

              (i) This Agreement duly executed by the Borrower, the Guarantor, the Agent, the Co-Agents, the Arranger & Syndication Agent and each Bank, and an A Note payable to each Bank duly executed by the Borrower.

              (ii) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying (i) copies of the Certificate of Incorporation and Bylaws of the Borrower as in effect on the date hereof, and (ii) the names and true signatures of the officers of the Borrower authorized to sign the Credit Documents executed or to be executed by the Borrower.

              (iii) A certificate of the Secretary or an Assistant Secretary of the Guarantor certifying (i) copies of the Certificate of Incorporation and Bylaws of the Guarantor as in effect on the date hereof, and (ii) the names and true signatures of the officers of the Guarantor authorized to sign the Credit Documents executed or to be executed by the Guarantor.

              (iv) A favorable opinion of Cullen M. Godfrey, General Counsel for each of the Borrower and the Guarantor, substantially in the form of Exhibit D hereto and as to such other matters as any Bank through the Agent may reasonably request.

              (v) A favorable opinion of Messrs. Bracewell & Patterson, L.L.P. counsel for the Agent, substantially in the form of Exhibit E hereto.

              (vi) The Agent's Fee Letter, executed by the Agent, the Borrower and the Guarantor.

       (b) No Material Adverse Change. No event or events which, individually or in the aggregate has had or is reasonably likely to cause a material adverse change in the business, assets, condition or operations of (i) the Borrower and its Subsidiaries taken as a whole, or (ii) the Guarantor and its Subsidiaries taken as a whole shall have occurred.

       (c) Payment of Fees. On the date of this Agreement, the Borrower shall have paid the fees required by paragraphs (b) and (d) of Section 2.03 and all costs and expenses which have been invoiced and are payable pursuant to
Section 10.04.

       (d) No Default. No Default shall have occurred and be continuing or would result from such Borrowing or from the application of the proceeds therefrom.

       (e) Representations and Warranties. The representations and warranties contained in Article V hereof shall be true and correct in all material respects on and as of the Effective Date before and after giving effect to the initial Borrowing and to the application of the proceeds from such Borrowing, as though made on and as of such date.

       (f) Termination of Existing Credit Agreement. The Agent, the Co-Agents, the Arranger & Syndication Agent and the Banks shall have received sufficient evidence indicating that the Borrower's and the Guarantor's obligations under the U.S. $400,000,000 Credit Agreement dated as of March 7, 1995 among the Borrower, the Guarantor, the banks and co-agents parties thereto, and NationsBank of Texas, N.A., as agent, have been repaid and all commitments of the banks party thereto have been terminated.

       (g) No Material Litigation. No legal or regulatory action or proceeding has commenced and is continuing against the Borrower, the Guarantor or any of their Subsidiaries since the date of this Agreement which could reasonably be expected to cause a material adverse change in the business, assets, condition or operations of (i) the Borrower and its Subsidiaries taken as a whole, or (ii) the Guarantor and its Subsidiaries taken as a whole.

       Section 3.02. Conditions Precedent to Each A Borrowing. The obligation of each Bank to make an A Advance on the occasion of any A Borrowing (including the initial Borrowing) shall be subject to the further conditions precedent that on the date of such A Borrowing the following statements shall be true (and each of the giving of the applicable Notice of A Borrowing and the acceptance by the Borrower of the proceeds of such A Borrowing shall constitute a representation and warranty by the Borrower that on the date of such A Borrowing such statements are true):

       (i) the representations and warranties contained in Article V (other than in Section 5.05 and Section 5.06) are correct on and as of the date of such A Borrowing, before and after giving effect to such A Borrowing and to the application of the proceeds therefrom, as though made on and as of such date,

       (ii) no event has occurred and is continuing, or would result from such A Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default, and

       (iii) after giving effect to such A Borrowing and all other Borrowings which have been requested on or prior to such date but which have not been made prior to such date, the aggregate principal amount of all Borrowings will not exceed the aggregate of the Commitments;

and the Agent shall have received such other approvals, opinions or documents as any Bank through the Agent may reasonably request.

       Section 3.03. Conditions Precedent to Certain Borrowings. The obligation of each Bank to make that portion of an A Advance on the occasion of any A Borrowing which would increase the aggregate outstanding amount of A Advances owing to such Bank over the aggregate amount of A Advances owing to such Bank outstanding immediately prior to the making of such Advance shall in each case be subject to the further condition precedent that on the date of such Borrowing, no Default occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that such condition precedent is satisfied on the date of such Borrowing).

       Section 3.04. Conditions Precedent to Each B Borrowing. The obligation of each Bank which is to make a B Advance on the occasion of a B Borrowing (including the initial B Borrowing) to make such B Advance as part of such B Borrowing is subject to the further conditions precedent that (a) at or before the time required by paragraph (iii) of Section 2.08(a), the Agent shall have received the written confirmatory notice of such B Borrowing contemplated by such paragraph, (b) on or before the date of such B Borrowing but prior to such B Borrowing, the Agent shall have received a B Note executed by the Borrower payable to the order of such Bank for each of the one or more B Advances to be made by such Bank as part of such B Borrowing, in a principal amount equal to at least the principal amount of the B Advance to be evidenced thereby and otherwise on such terms as were agreed to for such B Advance in accordance with
Section 2.08, and (c) on the date of such B Borrowing the following statements shall be true (and each of the giving of the applicable Notice of B Borrowing and the acceptance by the Borrower of the proceeds of such B Borrowing shall constitute a representation and warranty by the Borrower that on the date of such B Borrowing such statements are true):

       (i) the representations and warranties contained in Article V (other than in Section 5.05 and 5.06) are correct on and as of the date of such B Borrowing, before and after giving effect to such B Borrowing and to the application of the proceeds therefrom, as though made on and as of such date,

     (ii) no event has occurred and is continuing, or would result from such B Borrowing or from the application of the proceeds therefrom, which constitutes a Default, and

    (iii) following the making of such B Borrowing and all other Borrowings to be made on the same day to the Borrower under this Agreement, the aggregate principal amount of all Advances then outstanding shall not exceed the aggregate amount of the Commitments to the Borrower (computed without regard to any B Reduction);

and the Agent shall have received such other approvals, opinions or documents as any Bank through the Agent may reasonably request.


                                   ARTICLE IV

                                    GUARANTY

       Section 4.01. Guaranty. The Guarantor hereby unconditionally guarantees the punctual payment of the Guaranteed Obligations when due, whether at stated maturity, by acceleration or otherwise, and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Agent or any Bank in enforcing any rights hereunder. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts which constitute part of the Guaranteed Obligations and would be owed by the Borrower under this Agreement or any of the Notes but for the fact that the claims to such amounts are, or are deemed to be, stayed, unenforceable, not allowable, discharged, or otherwise reduced, restricted or limited in any manner due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

       Section 4.02. Guaranty Absolute. The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Documents executed from time to time by the Borrower, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Bank with respect thereto. The obligations of the Guarantor hereunder are independent of the Guaranteed Obligations, and provided an Event of Default exists as to the Borrower and is continuing at the time an action is brought, a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Agreement, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Guarantor hereunder shall be absolute and unconditional irrespective of:

              (i) any lack of validity or enforceability of any of the Credit Documents against the Borrower;

              (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other liabilities, or any other amendment or waiver of or any consent to departure from any of the Credit Documents, including, without limitation, any increase in the Guaranteed Obligations or any other liabilities resulting from the making of additional Advances guaranteed by the Guarantor to the Borrower or otherwise;

              (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations or any other liabilities;

              (iv)   any manner of application of collateral, or proceeds
       thereof, to all or any of the Guaranteed   Obligations or any other
       liabilities, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other liabilities or any other assets of the Borrower or any of its Subsidiaries;

              (v) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; or

              (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

       This guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

       Section 4.03. Waiver. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right to take any action against the Borrower or any other Person or any collateral.

       Section 4.04. Subrogation. The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of the Agent and the Banks against the Borrower or any other Person with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Borrower or any other Person in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any Person who has provided security for the Guaranteed Obligations or who has also guaranteed or is otherwise liable for the Guaranteed Obligations with respect to which such payment was made. If any amount shall be paid to the Guarantor on account of such subrogation or contribution rights at any time, such amount shall be held in trust for the benefit of the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in such order as may be determined by the Agent.

       Section 4.05. No Waiver; Remedies. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

       Section 4.06. Continuing Guaranty. This guaranty is a continuing guaranty and shall (i) remain in full force and effect until the later of (A) the payment in full of the Guaranteed Obligations and all other amounts payable under this guaranty and (B) the expiration or termination of each Commitment of each Bank to the Borrower, (ii) be binding upon the Guarantor, its successors and assigns, (iii) inure to the benefit of, and be enforceable by, the Agent, the Co-Agents, the Arranger & Syndication Agent, and each of the Banks and their respective successors, transferees and assigns, and
(iv) not be terminated by the Guarantor or the Borrower.


                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

       Each of the Borrower and the Guarantor represents and warrants as follows:

       Section 5.01. Corporate Existence. Each of the Borrower and the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects. Each Subsidiary of the Borrower and of the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, except where the failure to be so organized, existing and in good standing could not reasonably be expected to have a material adverse effect on the business, assets, condition or operations of (i) the Borrower and its Subsidiaries taken as a whole, or (ii) the Guarantor and its Subsidiaries taken as a whole. Each such Subsidiary has all corporate powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects.

       Section 5.02. Corporate Power. The execution, delivery and performance by the Borrower and the Guarantor of the Credit Documents to which each is a party and the consummation of the transactions contemplated by such Credit Documents are within the Borrower's and the Guarantor's corporate powers, respectively, have been duly authorized by all necessary corporate action, do not contravene (i) the Borrower's or the Guarantor's charter or by-laws or (ii) law or any contractual restriction binding on or affecting the Borrower or the Guarantor and will not result in or require the creation or imposition of any Lien prohibited by this Agreement. At the time of each borrowing of any Advance by the Borrower, such borrowing and the use of the proceeds of such Advance will be within the Borrower's corporate powers, will have been duly authorized by all necessary corporate action, will not contravene (i) the Borrower's charter or by-laws or (ii) law or any contractual restriction binding on or affecting the Borrower and will not result in or require the creation or imposition of any Lien prohibited by this Agreement.

       Section 5.03. Authorization and Approvals. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower or the Guarantor of the Credit Documents to which each is a party or the consummation of the transactions contemplated by such Credit Documents. At the time of each borrowing of any Advance by the Borrower, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body will be required for such borrowing or the use of the proceeds of such Advance.

       Section 5.04. Enforceable Obligations. This Agreement has been duly executed and delivered by the Borrower and the Guarantor. This Agreement is the legal, valid and binding obligation of the Borrower and the Guarantor enforceable against the Borrower or the Guarantor, respectively, in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally. The A Notes of the Borrower are, and when executed the B Notes of the Borrower will be, the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

       Section 5.05. Financial Statements. (a) The Consolidated and consolidating balance sheets of the Guarantor and its Subsidiaries as at December 31, 1995, and the related Consolidated and consolidating statements of income and cash flows of the Guarantor and its Subsidiaries for the fiscal year then ended, copies of which have been furnished to each Bank, and the Consolidated and consolidating balance sheets of the Guarantor and its Subsidiaries as at September 30, 1996, and the related Consolidated and consolidating statements of income and cash flows of the Guarantor and its Subsidiaries for the nine months then ended, duly certified by an authorized financial officer of the Guarantor, copies of which have been furnished to each Bank, fairly present (subject, in the case of such balance sheets as at September 30, 1996, and such statements of income and cash flows for the nine months then ended, to year-end audit adjustments) the Consolidated and consolidating financial condition of the Guarantor and its Subsidiaries as at such dates and the Consolidated and consolidating results of operations of the Guarantor and its Subsidiaries for the fiscal year and nine month period, respectively, ended on such dates, all in accordance with generally accepted accounting principles consistently applied. Since September 30, 1996, there has been no material adverse change in the condition or operations of the Guarantor or its Subsidiaries.

       (b) The consolidating balance sheets of the Guarantor and its Subsidiaries as at December 31, 1995 and September 30, 1996 referred to in
Section 5.05(a), and the related consolidating statements of income and cash flows of the Guarantor and its Subsidiaries for the fiscal year and nine months, respectively, then ended referred to in Section 5.05(a), to the extent such balance sheets and statements pertain to the Borrower, fairly present (subject, in the case of such balance sheet as at September 30, 1996 and such statements of income and cash flows for the nine months then ended, to year-end audit adjustments) the Consolidated financial condition of the Borrower and its Subsidiaries as at such dates and the Consolidated results of operations of the Borrower and its Subsidiaries for the fiscal year and nine month period, respectively, ended on such dates, all in accordance with generally accepted accounting principles consistently applied. Since September 30, 1996, there has been no material adverse change in the condition or operations of the Borrower or its Subsidiaries.

       Section 5.06. Litigation. Except as otherwise disclosed in writing by the Borrower or the Guarantor to the Banks and the Agent after the date hereof and approved by the Majority Banks, there is, no pending or, to the knowledge of the Borrower or the Guarantor, threatened action or proceeding affecting the Borrower or the Guarantor or any Subsidiary of the Borrower or the Guarantor before any court, governmental agency or arbitrator, which could reasonably be expected to materially and adversely affect the financial condition or operations of the Borrower and its Subsidiaries taken as a whole, or of the Guarantor and its Subsidiaries taken as a whole, or which purports to affect the legality, validity, binding effect or enforceability of this Agreement or any Note.

       Section 5.07. Regulation U; Use of Proceeds. Neither the Borrower nor the Guarantor is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. Following the application of the proceeds of each Advance, not more than 25% of the value of the assets of the Borrower, or of the Borrower and its Subsidiaries, which are subject to any arrangement with the Agent or any Bank (herein or otherwise) whereby the Borrower's or any such Subsidiary's right or ability to sell, pledge or otherwise dispose of assets is in any way restricted will be such margin stock.

       Section 5.08. Investment Company Act. Neither the Borrower nor the Guarantor is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

       Section 5.09. ERISA. No Termination Event has occurred or is reasonably expected to occur with respect to any Plan for which an Insufficiency exists. Neither the Guarantor nor any ERISA Affiliate of the Guarantor has received any notification that any Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and the Guarantor is not aware of any reason to expect that any Multiemployer Plan is to be in reorganization or to be terminated within the meaning of Title IV of ERISA.

       Section 5.10. Taxes. As of the date of this Agreement, the United States federal income tax returns of the Borrower and the Guarantor, and the Subsidiaries of the Borrower and the Guarantor, have been examined through the fiscal year ended December 31, 1989. The Borrower and the Subsidiaries of the Borrower have filed all United States Federal income tax returns and all other material domestic tax returns which are required to be filed by them and have paid, or provided for the payment before the same become delinquent of, all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any such Subsidiary, other than those taxes contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of the Borrower and the Subsidiaries of the Borrower in respect of taxes are adequate.





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       Section 5.11.  Holding Company.  Neither the Borrower nor the Guarantor
is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

       Section 5.12. Environmental Condition. Except as set forth in any reports filed with the Securities and Exchange Commission (copies of which have been received by the Banks) pertaining to certain Environmental matters, the Borrower and the Guarantor and their respective Subsidiaries are in compliance in all material respects with all Environmental Protection Statutes to the extent material to their respective operations or financial condition. As of the date of this Agreement, there are no material Environmental matters outstanding. The aggregate contingent and non-contingent liabilities of the Borrower, the Guarantor and their respective Subsidiaries which are reasonably expected to arise in connection with (i) the requirements of Environmental Protection Statutes or (ii) any obligation or liability to any Person in connection with any Environmental matters (including, without limitation, any release or threatened release (as such terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980) of any Hazardous Waste, Hazardous Substance, other waste, petroleum or petroleum products into the Environment) does not exceed 10% of the Consolidated Tangible Net Worth of the Guarantor (excluding liabilities to the extent covered by insurance if the insurer has confirmed that such insurance covers such liabilities).

       Section 5.13. Ownership of Borrower. The Guarantor owns 100% of the outstanding shares of capital stock of the Borrower, and will derive substantial direct and indirect benefit from the transactions contemplated by this Agreement.

       Section 5.14. Guarantor's Independent Decision. The Guarantor has, independently and without reliance upon the Agent or any Bank, and based on documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to undertake the guaranty set forth in Article IV hereof.


                                   ARTICLE VI

                             AFFIRMATIVE COVENANTS

       So long as any Note shall remain unpaid or any Bank shall have any Commitment hereunder, unless the Majority Banks shall otherwise consent in writing:

       Section 6.01. Compliance with Laws, Etc. Each of the Borrower and the Guarantor will comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, the payment and discharge before the same become delinquent of all taxes, assessments and governmental charges or levies imposed upon it or any of its Subsidiaries or upon any of its property or any property of any of its Subsidiaries, and all lawful claims which, if unpaid, might become a Lien upon any property

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of it or any of its Subsidiaries, provided that neither the Borrower nor the
Guarantor nor any Subsidiary of the Borrower or the Guarantor shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings and with respect to which reserves in conformity with generally accepted accounting principles, if required by such principles, have been provided on the books of the Borrower or the Guarantor or such Subsidiary, as the case may be.

       Section 6.02. Reporting Requirements. The Guarantor will furnish to each of the Banks:
       (a) as soon as possible and in any event within five days after the occurrence of each Default continuing on the date of such statement, a statement of an authorized financial officer of the Borrower or the Guarantor, as the case may be, setting forth the details of such Default and the actions, if any, which the Borrower or the Guarantor has taken and proposes to take with respect thereto;

       (b) as soon as available and in any event not later than 60 days after the end of each of the first three quarters of each fiscal year of the Guarantor, the Consolidated and consolidating balance sheets of the Guarantor and its Subsidiaries as of the end of such quarter (such consolidating balance sheets to reflect such Subsidiaries, including the Borrower, as separate entities) and the Consolidated and consolidating statements of income and cash flow statements of the Guarantor and its Subsidiaries for the period commencing at the end of the previous year and ending with the end of such quarter (such consolidating statements of income and cash flow statements to reflect such Subsidiaries, including the Borrower, as separate entities), all in reasonable detail and duly certified (subject to year-end audit adjustments) by an authorized financial officer of the Guarantor as having been prepared in accordance with generally accepted accounting principles, together with a certificate of said officer (i) stating that he has no knowledge that a Default has occurred, or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action, if any, which the Guarantor proposes to take with respect thereto, and (ii) showing in detail the calculation supporting such statement in respect of Section 7.01;

       (c) as soon as available and in any event not later than 120 days after the end of each fiscal year of the Guarantor, a copy of the annual audit report for such year for the Guarantor and its Subsidiaries, including therein Consolidated and consolidating balance sheets of the Guarantor and its Subsidiaries as of the end of such fiscal year (such consolidating balance sheets to reflect such Subsidiaries, including the Borrower, as separate entities) and Consolidated and consolidating statements of income and cash flow statements of the Guarantor and its Subsidiaries for such fiscal year (such consolidating statements of income and cash flow statements to reflect such Subsidiaries, including the Borrower, as separate entities), in each case prepared in accordance with generally accepted accounting principles and certified by KPMG Peat Marwick or other independent certified public accountants of recognized standing acceptable to the Majority Banks, together with a certificate of such accounting firm to the Banks (i) stating that, in the course of the regular audit of the business of the Guarantor and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, and (ii) showing in detail the calculations supporting such statement in respect of Section 7.01;

       (d) promptly after the end of each fiscal quarter, copies of all proxy material, reports and other information which the Guarantor sends to any of its security holders, and copies of all reports and registration statements which the Guarantor or any Subsidiary of the Guarantor files with the Securities and Exchange Commission or any national securities exchange;

       (e) as soon as possible and in any event (i) within 30 Business Days after the Guarantor or any ERISA Affiliate of the Guarantor knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Plan has occurred and (ii) within 10 Business Days after the Guarantor or any ERISA Affiliate of the Guarantor knows or has reason to know that any other Termination Event with respect to any Plan has occurred or is reasonably expected to occur, a statement of the chief financial officer or chief accounting officer of the Guarantor describing such Termination Event and the action, if any, which the Guarantor or such ERISA Affiliate of the Guarantor proposes to take with respect thereto;

       (f) promptly after receipt thereof by the Guarantor or any ERISA Affiliate of the Guarantor, copies of each notice received by the Guarantor or any ERISA Affiliate of the Guarantor from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan;

       (g) within 30 days following request therefor by any Bank, copies of each Schedule B (Actuarial Information) to each annual report (Form 5500 Series) of the Guarantor or any ERISA Affiliate of the Guarantor with respect to each Plan;

       (h) promptly after receipt thereof by the Guarantor or any ERISA Affiliate of the Guarantor from the sponsor of a Multiemployer Plan, a copy of each notice received by the Guarantor or any ERISA Affiliate of the Guarantor concerning (i) the imposition of a Withdrawal Liability by a Multiemployer Plan, (ii) the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA, (iii) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA, or
(iv) the amount of liability incurred, or expected to be incurred, by the Guarantor or any ERISA Affiliate of the Guarantor in connection with any event described in clause (i), (ii) or (iii) above;

       (i) promptly after it has knowledge of (A) any material litigation pending or threatened against it which could reasonably be expected to cause a material adverse change in the financial condition of the Borrower, the Guarantor, or any Subsidiary, or (B) the occurrence of any other contingency which could reasonably be expected to cause a material adverse change in the financial condition of the Borrower, the Guarantor or any Subsidiary; and

       (j) such other information respecting the business or properties, or the condition or operations, financial or otherwise, of the Borrower or the Guarantor or any of their Subsidiaries as any Bank through the Agent may from time to time reasonably request.

       Section 6.03. Use of Proceeds. The Borrower will use the proceeds of the Advances only for general corporate purposes, including without limitation to repay maturing commercial paper of the Borrower.

       Section 6.04. Maintenance of Insurance. Each of the Borrower and the Guarantor will maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or the Guarantor or its respective Subsidiaries operate, provided that the Borrower or the Guarantor or any of its respective Subsidiaries may self-insure to the extent and in the manner normal for companies of like size, type and financial condition.

       Section 6.05. Preservation of Corporate Existence, Etc. Each of the Borrower and the Guarantor will preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which qualification is necessary or desirable in view of its business and operations or the ownership of its properties, except in the case of any Subsidiary where the failure of such Subsidiary to so preserve, maintain, qualify and remain qualified could not reasonably be expected to have a material adverse effect on the business, assets, condition or operations of the Borrower and its Subsidiaries taken as a whole, or of the Guarantor and its Subsidiaries taken as a whole; provided, however, that nothing herein contained shall prevent any transaction permitted by Section 7.03.

       Section 6.06. Payment of Taxes, Etc. Each of the Borrower and the Guarantor will pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent and which the failure to timely pay or discharge could reasonably be expected to have a material adverse effect on the business, assets, condition or operations of the Borrower and its Subsidiaries taken as a whole, or of the Guarantor and its Subsidiaries taken as a whole, (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits of property that are material in amount, prior to the date on which penalties attach thereto and (b) all lawful claims that are material in amount which, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Borrower, the Guarantor, nor any such Subsidiary shall be required to pay or discharge any such tax, assessment, charge, levy, or claim which is being contested in good faith and by appropriate proceedings, and with respect to which reserves in conformity with generally accepted accounting principles have been provided.

       Section 6.07. Visitation Rights. At any reasonable time and from time to time and so long as any visit or inspection will not unreasonably interfere with the operations of the Borrower, the

Guarantor or any of their Subsidiaries, upon reasonable notice, each of the Borrower and the Guarantor will, and will cause its Subsidiaries to, permit the Agent and any Bank or any of its agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit and inspect at its reasonable discretion the properties of, the Borrower, the Guarantor and any such Subsidiary, to discuss the affairs, finances and accounts of the Borrower, the Guarantor and any such Subsidiary with any of their respective officers or directors.


                                  ARTICLE VII

                               NEGATIVE COVENANTS

       So long as any Note shall remain unpaid or any Bank shall have any Commitment to the Borrower hereunder, without the written consent of the Majority Banks:

       Section 7.01. Financial Covenants. The Guarantor will not: (a) declare or make any Restricted Payments unless (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the amount of all such Restricted Payments made on or after January 1, 1997 shall not exceed an amount equal to (x) $275,000,000, plus (y) 75% of the Guarantor's Consolidated net income for the period on or after January 1, 1997 to the date on which such Restricted Payment is to be made (minus 100% of cumulative losses), plus (z) 100% of the net cash proceeds of any capital stock offering of the Guarantor effective on or after January 1, 1997; or

       (b) as of the last day of each calendar quarter, permit the Consolidated Debt of the Guarantor to exceed 50% of the Consolidated Capitalization of the Guarantor.

       Section 7.02. Liens, Etc. Neither the Borrower nor the Guarantor will create, assume, incur or suffer to exist, or permit any of the Restricted Subsidiaries to create, assume, incur or suffer to exist, any Lien on or in respect of any of its property, whether now owned or hereafter acquired, or assign or otherwise convey, or permit any such Restricted Subsidiary to assign or otherwise convey, any right to receive income, in each case to secure or provide for the payment of any Debt of any Person, except Permitted Liens.

       Section 7.03. Merger and Sale of Assets. Neither the Borrower nor the Guarantor will merge or consolidate with or into any other Person, or sell, lease or otherwise transfer a Substantial Part of the assets of the Guarantor and the Restricted Subsidiaries, or permit any of the Restricted Subsidiaries to merge or consolidate with or into any other Person, or sell, lease or otherwise transfer a Substantial Part of the assets of the Guarantor and the Restricted Subsidiaries, except that this Section 7.03 shall not prohibit:

              (i) a sale of any account receivable without recourse or any discount of an account receivable provided that (A) in the case of such a sale, the sale proceeds are not less than the greater of either the face value or the fair market value of such receivable and (B) in the case of such a discount, the discount does not exceed the greater of 20% of either the face value or the fair market value of such receivable;

              (ii) the Guarantor and the Restricted Subsidiaries from selling any assets if 100% of the net proceeds of such sale are (1) reinvested in the Guarantor's or the Borrower's business; (2) used to repay outstanding Debt of the Guarantor or the Borrower; or (3) used to make Restricted Payments permitted by Section 7.01(a); and

              (iii) any of the Guarantor or a Restricted Subsidiary from merging or consolidating with or into any Person, or transferring a Substantial Part of the assets of the Guarantor and the Restricted Subsidiaries to such Person, if in each case (x) such Person is a corporation organized under the laws of the United States or any state thereof, (y) such Person expressly assumes in writing all obligations of the Borrower and the Guarantor hereunder, and (z) no Default or Event of Default has occurred and is continuing.

       Section 7.04. Agreements to Restrict Dividends and Certain Transfers. Neither the Borrower nor the Guarantor will enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any consensual encumbrance or restriction on the ability of any Subsidiary of the Guarantor
(i) to pay, directly or indirectly, dividends or make any other distributions in respect of its capital stock or pay any Debt or other obligation owed to the Guarantor or to any Subsidiary of the Guarantor; or (ii) to make loans or advances to the Guarantor or any Subsidiary of the Guarantor, except those encumbrances and restrictions existing on the date hereof and described in
Schedule IV and those now or hereafter existing that are not more restrictive in any respect than such encumbrances and restrictions described in Schedule IV.

       Section 7.05. Compliance with ERISA. The Guarantor will not (i) terminate, or permit any ERISA Affiliate of the Guarantor to terminate, any Plan so as to result in any liability of the Guarantor or any such ERISA Affiliate to the PBGC in excess of $5,000,000, or (ii) permit to exist any occurrence of any Termination Event with respect to a Plan for which there is an Insufficiency in excess of $5,000,000.

       Section 7.06. Transactions with Affiliates. Neither the Borrower nor the Guarantor will make any material sale to, make any material purchase from, extend material credit to, make material payment for services rendered by, or enter into any other material transaction with, or permit any Restricted Subsidiary to make any material sale to, make any material purchase from, extend material credit to, make material payment for services rendered by, or enter into any other material transaction with, any Affiliate of the Borrower or the Guarantor or of such Restricted Subsidiary unless as a whole such sales, purchases, extensions of credit, rendition of services and other transactions are (at the time such sale, purchase, extension of credit, rendition of services or other transaction is entered into) (i) in the ordinary course of business, (ii) upon terms no less favorable to the Borrower or the Guarantor or such Restricted Subsidiary than it would obtain in a comparable arms-length transaction with a Person not an Affiliate, and (iii) on terms and conditions reasonably fair in all material respects to the Borrower or the Guarantor or such Restricted Subsidiary in the good faith judgment of the Borrower or the Guarantor, as the case may be.

       Section 7.07. Change of Business. Neither the Borrower nor the Guarantor will, or will permit any Restricted Subsidiary to, materially change the general nature of its business.

       Section 7.08. Limitation on Loans, Advances and Investments. Neither the Borrower nor the Guarantor will, or will permit any Restricted Subsidiary to, make or permit to exist any loans, advances or capital contributions to, or make any investment in, or purchase or commit to purchase any stock or other securities or evidences of indebtedness of or interests in any Person, except the following:

       (a)    as shown on the attached Schedule V;

       (b)    the purchase of Liquid Investments;

       (c) trade and customer accounts receivable which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms;

       (d) ordinary course of business contributions, loans or advances to, or investments in, a Restricted Subsidiary; and

       (e)    other capital investments not otherwise permitted by this Section
7.08 in any Person not a Restricted Subsidiary provided that (i) the aggregate amount of such investments for the Borrower, the Guarantor, and all Restricted Subsidiaries which are outstanding at any time shall not exceed $25,000,000;
(ii) such Person shall be in the same or substantially similar line or lines of business as the Guarantor and the Restricted Subsidiaries; and (iii) the liabilities of such other Person shall be nonrecourse to the Guarantor and the Restricted Subsidiaries.

       Section 7.09. Fiscal Year; Accounting Practices. Neither the Borrower nor the Guarantor will change, or will permit any Restricted Subsidiary to change (a) its fiscal year from that existing as of the date of this Agreement, or (b) its accounting principles and practices (except as may be required by reason of a change in generally accepted accounting principles) from those reflected in the financial statements referred to in Section 5.05 in any manner which would materially affect any accounting determination contemplated by this Agreement.

                                  ARTICLE VIII

                               EVENTS OF DEFAULT

       Section 8.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

       (a) the Borrower shall fail to pay any principal of any Advance when the same becomes due and payable in accordance with the terms hereof, or shall fail to pay any interest on any such Advance or any fee or other amount to be paid by it hereunder within five days after the same becomes due and payable in accordance with the terms hereof; or

       (b) any certification, representation or warranty made by the Borrower or the Guarantor herein or by the Borrower or the Guarantor (or any of their respective officers) in writing (including representations and warranties deemed made pursuant to Section 3.02, 3.03 or 3.04) under or in connection with any Credit Document shall prove to have been incorrect in any material respect when made or deemed made; or

       (c)    the Borrower or the Guarantor shall fail to perform or observe
(i) any term, covenant or agreement contained in Section 6.02 on its part to be performed or observed and such failure shall continue for three Business Days after the earlier of the date notice thereof shall have been given to the Borrower or the Guarantor by the Agent or any Bank or the date the Borrower or the Guarantor shall have knowledge of such failure, or (ii) any covenant contained in Section 6.05 (other than with respect to maintaining the corporate existence of the Borrower or the Guarantor or maintaining any franchise of the Borrower or the Guarantor which is material to the Borrower's or the Guarantor's business and operations) and such failure shall continue for 30 days after the earlier of the date notice thereof shall have been given to the Borrower or the Guarantor by the Agent or any Bank or the date the Borrower or the Guarantor shall have knowledge of such failure, or (iii) any term (other than a representation and warranty), covenant or agreement contained in any Credit Document (other than a term, covenant or agreement the noncompliance with which would be governed by clauses (i) and (ii) of this paragraph (c)) on its part to be performed or observed; or

       (d) the Borrower, the Guarantor, or any Restricted Subsidiary shall fail to pay any principal of or premium or interest on any of its Debt which is outstanding in a principal amount of at least $25,000,000 in the aggregate (excluding Debt evidenced by the Notes) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt;

or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

       (e) the Borrower, the Guarantor, or any Restricted Subsidiary shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower, the Guarantor, or any Restricted Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), shall remain undismissed or unstayed for a period of 30 days; or the Borrower, the Guarantor, or any Restricted Subsidiary shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

       (f) any judgments or orders for the payment of money in excess of $10,000,000 individually or $25,000,000 in the aggregate shall be rendered against the Borrower, the Guarantor, or any Restricted Subsidiary and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgments or orders or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgments or orders, by reason of a pending appeal or otherwise, shall not be in effect; or

       (g) any Termination Event with respect to a Plan shall have occurred and, 30 days after notice thereof shall have been given to the Borrower and the Guarantor by the Agent, (i) such Termination Event shall still exist and (ii) the sum (determined as of the date of occurrence of such Termination Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which a Termination Event shall have occurred and then exist (or in the case of a Plan with respect to which a Termination Event described in clause (ii) of the definition of Termination Event shall have occurred and then exist, the liability related thereto) is equal to or greater than $10,000,000; or

       (h) the Guarantor or any ERISA Affiliate of the Guarantor shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date of such notification), exceeds $10,000,000 in the aggregate or requires payments exceeding $5,000,000 per annum; or

       (i) the Guarantor or any ERISA Affiliate of the Guarantor shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Guarantor and its ERISA Affiliates to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years which include the date hereof by an amount exceeding $10,000,000; or

       (j) the Guarantor shall cease to own directly or indirectly 100% of the capital stock of the Borrower; or

       (k) any Person or group (or any Affiliate of such Person or group) -- other than Petrofina S.A., a societe anonyme (corporation) organized and existing under the laws of the Kingdom of Belgium ("Petrofina"), or Petrofina Delaware, Incorporated, a Delaware corporation ("PDI"), or any wholly-owned Subsidiary of Petrofina or PDI -- shall beneficially own, directly or indirectly, capital stock of the Guarantor representing 30% or more of the voting power of all capital stock of the Guarantor; or

       (l) any "Event of Default" (as such term is defined in the Parallel Agreement) shall occur and be continuing.

then, and in any such event, the Agent (i) shall at the request, or may with the consent, of the Majority Banks, by notice to the Borrower, declare all of the Commitments and the obligation of each Bank to make Advances to be terminated, whereupon all of the Commitments and each such obligation shall forthwith terminate, and (ii) shall at the request, or may with the consent of the Majority Banks, by notice to the Borrower declare the Notes, all interest thereon and all other amounts payable by the Borrower and the Guarantor under this Agreement to be forthwith due and payable, whereupon such Notes, such interest and all such amounts shall become and be forthwith due and payable, without requirement of any presentment, demand, protest, notice of intent to accelerate, further notice of acceleration or other further notice of any kind (other than the notice expressly provided for above), all of which are hereby expressly waived by the Borrower and the Guarantor; provided, however, that in the event of any Event of Default described in Section 8.01(e) with respect to the Borrower or the Guarantor, (A) the obligation of each Bank to make Advances shall automatically be terminated and (B) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or any other notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantor.





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
                                   ARTICLE IX

         THE AGENT, THE CO-AGENTS, AND THE ARRANGER & SYNDICATION AGENT

       Section 9.01. Authorization and Action. Each Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by the Credit Documents (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks, and such instructions shall be binding upon all Banks and all holders of Notes; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to any Credit Document or applicable law. The Agent agrees to give to each Bank prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

       Section 9.02. Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Credit Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (i) may treat the payee of any Note as the holder thereof until the Agent receives and accepts an Assignment executed by the Borrower, the Bank which is the payee of such Note, as assignor, and the assignee in accordance with Section 10.06; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations made in or in connection with the Credit Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Credit Documents on the part of the Borrower or the Guarantor or to inspect the property (including the books and records) of the Borrower or the Guarantor; (v) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents; and (vi) shall incur no liability under or in respect of the Credit Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

       Section 9.03. NationsBank and Affiliates. With respect to its Commitment, the Advances made by it and the Notes issued to it, NationsBank shall have the same rights and powers under the Credit Documents and any Note payable to NationsBank as any other Bank and may exercise the same as though it was not the Agent; and the term "Bank" or "Banks" shall, unless otherwise





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
expressly indicated, include NationsBank in its individual capacity. NationsBank and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, the Guarantor, any Subsidiary of the Borrower or the Guarantor and any Person who may do business with or own securities of the Borrower, the Guarantor, or any such Subsidiary, all as if NationsBank were not the Agent and without any duty to account therefor to the Banks.

       Section 9.04. Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent, the Arranger & Syndication Agent or any other Bank and based on the financial statements referred to in Section 5.05 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent, the Arranger & Syndication Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents.

       SECTION 9.05. INDEMNIFICATION. THE BANKS AGREE TO INDEMNIFY THE AGENT, EACH CO-AGENT, AND THE ARRANGER & SYNDICATION AGENT (TO THE EXTENT NOT REIMBURSED BY THE BORROWER OR THE GUARANTOR), RATABLY ACCORDING TO THE RESPECTIVE PRINCIPAL AMOUNTS OF THE A NOTES THEN HELD BY EACH OF THEM (OR IF NO A NOTES ARE AT THE TIME OUTSTANDING OR IF ANY A NOTES ARE HELD BY PERSONS WHICH ARE NOT BANKS, RATABLY ACCORDING TO EITHER (I) THE RESPECTIVE AMOUNTS OF THEIR COMMITMENTS, OR (II) IF ALL COMMITMENTS HAVE TERMINATED, THE RESPECTIVE AMOUNTS OF THE COMMITMENTS IMMEDIATELY PRIOR TO THE TIME THE COMMITMENTS TERMINATED), FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE AGENT, SUCH CO-AGENT OR THE ARRANGER & SYNDICATION AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THE CREDIT DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THE AGENT UNDER THE CREDIT DOCUMENTS, PROVIDED THAT NO BANK SHALL BE LIABLE TO THE AGENT, ANY CO-AGENT OR THE ARRANGER & SYNDICATION AGENT FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING FROM THE AGENT'S, SUCH CO-AGENT'S OR THE ARRANGER & SYNDICATION AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, EACH BANK AGREES TO REIMBURSE THE AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE OF ANY OUT-OF-POCKET EXPENSES (INCLUDING COUNSEL

FEES) INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE CREDIT DOCUMENTS TO THE EXTENT THAT THE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY THE BORROWER OR THE GUARANTOR.

       Section 9.06. Successor Agent. The Agent may resign at any time as Agent under this Agreement by giving written notice thereof to the Banks and the Borrower and may be removed at any time by the Borrower if at any time the Agent, in its individual capacity as a Bank hereunder, shall hold less than $30,000,000 of the aggregate Commitments. Upon any such resignation or removal, the Borrower shall have the right to appoint, with the consent of the Majority Banks (which consent shall not be unreasonably withheld), a successor Agent. If no successor Agent shall have been so appointed by the Borrower with such consent of the Majority Banks, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Borrower's removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a Bank which is a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent under this Agreement by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and shall function as the Agent under this Agreement, and the retiring Agent shall be discharged from its duties and obligations as Agent under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

       Section 9.07. Co-Agents; Arranger & Syndication Agent. The Co-Agents and the Arranger & Syndication Agent shall have no duties, obligations, or liabilities in their capacities as such.


                                   ARTICLE X

                                 MISCELLANEOUS

       Section 10.01. Amendments, Etc. No amendment or waiver of any provision of any Credit Document, nor consent to any departure by the Borrower or the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following: (a) waive any of the conditions specified in Article III, (b) increase the aggregate amount of the Commitments to greater than the Aggregate Commitment Limit or subject the Banks to any additional obligations, (c) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (e) take action which requires the signing of all the Banks pursuant to the terms of this Agreement, (f) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Agreement or any other Credit Document,
(g) release the Guarantor or otherwise change any obligation of the Guarantor to pay any amount payable by the Guarantor hereunder or (h) amend this Section 10.01; provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Banks required above to take such action, affect the rights or duties of the Agent under any Credit Document; and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Guarantor in addition to any other party required above to take such action, affect the rights or duties of the Guarantor under any Credit Document; and provided, further, that no increase may be made with respect to any Bank's Commitment without the consent of such Bank.

       Section 10.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopy, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to any Bank, as specified opposite its name on Schedule I hereto or specified pursuant to an Assignment; if to the Borrower or the Guarantor, as specified opposite its name on Schedule II hereto; and if to NationsBank, as Agent, as specified opposite its name on Schedule I hereto or, as to the Borrower, the Guarantor, or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower, the Guarantor, and the Agent. All such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, sent by telecopier to any party to the telecopier number as set forth herein or on Schedule I or Schedule II (or other telecopy number specified by such party in a written notice to the other parties hereto), delivered to the telegraph company, telexed to any party to the telex number set forth hereinabove or on Schedule I or Schedule II (or other telex number designated by such party in a written notice to the other parties hereto), confirmed by telex answerback, or delivered to the cable company, respectively, except that notices and communications to the Agent pursuant to Article II or IX shall not be effective until received by the Agent.

       Section 10.03. No Waiver; Remedies. No failure on the part of any Bank or the Agent to exercise, and no delay in exercising, any right under any Credit Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Credit Documents are cumulative and not exclusive of any remedies provided by law.

       Section 10.04.  Costs, Expenses and Taxes.

       (a) The Borrower agrees to pay on demand (i) all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of any Credit Document, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under any Credit Document, Agent's out-of-pocket expenses associated with the negotiation and closing and (ii) all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses, which may include inside counsel), of the Agent and each Bank in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) against the Borrower or the Guarantor of any Credit Document.

       (b) THE BORROWER AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, TO INDEMNIFY AND HOLD HARMLESS THE AGENT, EACH CO-AGENT, THE ARRANGER & SYNDICATION AGENT AND EACH BANK AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LIABILITIES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE FEES AND DISBURSEMENTS OF COUNSEL) FOR WHICH ANY OF THEM MAY BECOME LIABLE OR WHICH MAY BE INCURRED BY OR ASSERTED AGAINST THE AGENT, SUCH CO-AGENT, THE ARRANGER & SYNDICATION AGENT OR SUCH BANK OR ANY SUCH DIRECTOR, OFFICER, EMPLOYEE OR AGENT (OTHER THAN BY ANOTHER BANK OR ANY SUCCESSOR OR ASSIGN OF ANOTHER BANK), IN EACH CASE IN CONNECTION WITH OR ARISING OUT OF OR BY REASON OF ANY INVESTIGATION, LITIGATION, OR PROCEEDING, WHETHER OR NOT THE AGENT, SUCH CO-AGENT, THE ARRANGER & SYNDICATION AGENT OR SUCH BANK OR ANY SUCH DIRECTOR, OFFICER, EMPLOYEE OR AGENT IS A PARTY THERETO, ARISING OUT OF, RELATED TO OR IN CONNECTION WITH ANY CREDIT DOCUMENT OR ANY TRANSACTION IN WHICH ANY PROCEEDS OF ALL OR ANY PART OF THE ADVANCES ARE APPLIED (OTHER THAN ANY SUCH CLAIM, DAMAGE, LIABILITY OR EXPENSE TO THE EXTENT ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF, OR VIOLATION OF ANY LAW OR REGULATION BY, ANY SUCH INDEMNIFIED PARTY).

       Section 10.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 8.01 to authorize the Agent to declare the Notes due and payable pursuant to the provisions of Section 8.01, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Borrower or the Guarantor against any and all of the obligations of the Borrower or the Guarantor now or hereafter existing under the Credit Documents, irrespective of whether or not such Bank shall have made any demand under this Agreement or such Notes and although such obligations may be unmatured. Each Bank agrees promptly to notify the Borrower and the Guarantor after such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

       Section 10.06.  Bank Assignments and Participations.

       (a) Assignments. Any Bank may assign to one or more banks or other entities all or any portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it, and the Notes held by it); provided, however, that
(i) each such assignment of an Assigning Bank's Commitment shall be of a constant, and not a varying, percentage of all of such Bank's rights and obligations under this Agreement in respect of such Commitment and such Bank shall simultaneously assign a pro rata portion of such Bank's rights and obligations in respect of its Parallel Agreement Commitment so that its pro rata percentage of each of the Commitments and the Parallel Agreement Commitments is the same, (ii) the amount of the resulting Commitment and Advances of the assigning Bank (unless it is assigning all its Commitment and all of its Parallel Agreement Commitment) and the assignee Bank pursuant to each such assignment (determined as of the date of the Assignment with respect to such assignment) shall in no event be less than $10,000,000 and shall be an integral multiple of $1,000,000, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment, together with the Note or Notes subject to such assignment, and (v) each Eligible Assignee not already a Bank hereunder shall pay to the Agent an assignment fee of $3000 in connection with such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment, which effective date shall be at least three Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto for all purposes and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment, have the rights and obligations of a Bank hereunder and (B) such Bank thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment covering all or the remaining portion of such Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).

       (b) Terms of Assignments. By executing and delivering an Assignment, the Bank thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto the matters set forth in paragraphs 2 and 3 of such Assignment.

       (c) The Register. The Agent shall maintain at its address referred to on Schedule I a copy of each Assignment delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitments of, and principal amount of the Advances owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Guarantor, the Agent, and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Guarantor, or any Bank at any reasonable time and from time to time upon reasonable prior notice.

       (d) Procedures. Upon its receipt of an Assignment executed by a Bank and an Eligible Assignee, together with the Note or Notes subject to such assignment, the Agent shall, if such Assignment has been completed and is in substantially the form of the attached Exhibit C, (i) accept such Assignment,
(ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the Borrower and the Guarantor. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent (x) in exchange for the surrendered A Note, a new A Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment (without giving affect to any B Reduction) and, if such assigning Bank has retained any Commitment hereunder, a new A Note to the order of such Bank in an amount equal to the Commitment retained by it hereunder (without giving affect to any B Reduction), and (y) in exchange for any surrendered B Note, a new B Note to the order of such Eligible Assignee in an amount equal to the B Advances assumed by it pursuant to such Assignment and, if such assigning Bank has retained any B Advances hereunder, a new B Note to the order of such Bank in any amount equal to the B Advances retained by it hereunder. Such new A Notes and B Notes shall be dated the effective date of such Assignment and shall otherwise be in substantially the form of the attached Exhibit A-1 or Exhibit A-2, as the case may be.

       (e) Participations. Each Bank may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it, and the Notes held by it); provided, however, that (i) such Bank's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Bank shall remain the holder of any such Notes for all purposes of this Agreement, (iv) the Borrower, the Guarantor, the Agent, and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, (v) such Bank shall not require the participant's consent to any matter under this Agreement, except for changes in the principal amount of such Bank's Commitment, any Note payable to such Bank in which the participant has an interest, or the aggregate Commitments, reductions in fees or interest, the date any amount is due hereunder, or extending the Termination Date or continuing the Commitment of such Bank pursuant to Section 2.15 hereof, and (vi) such Bank shall give prompt notice to the Borrower of each such participation sold by such Bank. The Borrower hereby agrees that participants shall have the same rights under Sections 2.06(c), 2.10, 2.11, and 10.04 hereof as the Bank to the extent of their respective participations.

       (f) Assignment to Federal Reserve Bank. Notwithstanding the limitations set forth in paragraph (a) of this Section, any Bank may at any time assign all or any portion of its rights under this Agreement or any Notes payable to such Bank to a Federal Reserve Bank without the prior written consent of the Borrower, the Guarantor, the Agent, the Co-Agents, or the Arranger & Syndication Agent, provided that no such assignment shall release such assigning Bank from any of its obligations hereunder or substitute any such Federal Reserve Bank for such Bank as a party hereto.

       Section 10.07. Governing Law. This Agreement, the Notes and the other Credit Documents shall be governed by, and construed in accordance with, the laws of the State of Texas.

       Section 10.08.  Interest.

       (a) It is the intention of the parties hereto that the Agent and each Bank shall conform strictly to usury laws applicable to it, if any. Accordingly, if the transactions with the Agent or any Bank contemplated hereby would be usurious under applicable law, if any, then, in that event, notwithstanding anything to the contrary in this Agreement, the Notes, or any other agreement entered into in connection with or as security for this Agreement or the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received by the Agent or such Bank, as the case may be, under this Agreement, the Notes, or under any other agreement entered into in connection with or as security for this Agreement or the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law and any excess shall be cancelled automatically and, if theretofore paid, shall at the option of the Agent or such Bank, as the case may be, be credited by the Agent or such Bank, as the case may be, on the principal amount of the obligations owed to the Agent or such Bank, as the case may be, by the Borrower or refunded by the Agent or such Bank, as the case may be, to the Borrower, and (ii) in the event that the maturity of any Note or other obligation payable to the Agent or such Bank, as the case may be, is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Agent or such Bank, as the case may be, may never include more than the maximum amount allowed by such applicable law and excess interest, if any, to the Agent or such Bank, as the case may be, provided for in this Agreement or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall, at the option of the Agent or such Bank, as the case may be, be credited by the Agent or such Bank, as the case may be, on the principal amount of the obligations owed to the Agent or such Bank, as the case may be, by the Borrower or refunded by the Agent or such Bank, as the case may be, to the Borrower. To the extent that any Bank may be subject to Texas law limiting the amount of interest payable for its account, such Bank shall utilize the indicated (weekly) rate ceiling from time to time in effect as provided in Article 5069-1.04 of the Revised Civil Statutes of Texas, as amended.

       (b) In the event that at any time the interest rate applicable to any Advance made by any Bank would exceed the maximum non-usurious rate allowed by applicable law, the rate of interest to accrue on the Advances by such Bank shall be limited to the maximum non-usurious rate allowed by applicable law, but shall accrue, to the extent permitted by law, on the principal amount of the Advances made by such Bank from time to time outstanding, if any, at the maximum non-usurious rate allowed by applicable law until the total amount of interest accrued on the Advances made by such Bank equals the amount of interest which would have accrued if the interest rates applicable to the Advances pursuant to Article II had at all times been in effect. In the event that upon the final payment of the Advances made by any Bank and termination of the Commitment of such Bank, the total amount of interest paid to such Bank hereunder and under the Notes is less than the total amount of interest which would have accrued if the interest rates applicable to such Advances pursuant to Article II had at all times been in effect, then the Borrower agrees to pay to such Bank, to the extent permitted by law, an amount equal to the excess of
(a) the lesser of (i) the amount of interest which would have accrued on such Advances if the maximum non-usurious rate allowed by applicable law had at all times been in effect or (ii) the amount of interest rates applicable to such Advances pursuant to Article II had at all times been in effect over (b) the amount of interest otherwise accrued on such Advances in accordance with this Agreement.

       Section 10.09. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       Section 10.10. Survival of Agreements, Representations and Warranties, Etc. All warranties, representations and covenants made by the Borrower or the Guarantor or any officer of the Borrower or the Guarantor herein or in any certificate or other document delivered in connection with this Agreement shall be considered to have been relied upon by the Banks and shall survive the issuance and delivery of the Notes and the making of the Advances regardless of any investigation. The indemnities and other obligations of the Borrower contained in this Agreement, and the indemnities by the Banks in favor of the Agent and its officers, directors, employees and agents, will survive the repayment of the Advances and the termination of this Agreement.

       Section 10.11. Borrower's Right to Apply Deposits. In the event that any Bank is placed in receivership or enters a similar proceeding, the Borrower may, to the full extent permitted by law, make any payment due to such Bank hereunder, to the extent of finally collected unrestricted deposits of the Borrower in U.S. dollars held by such Bank, by giving notice to the Agent and such Bank directing such Bank to apply such deposits to such indebtedness. If the amount of such deposits is insufficient to pay such indebtedness then due and owing in full, the Borrower shall pay the balance of such insufficiency in accordance with this Agreement.

       Section 10.12. Confidentiality. Each Bank agrees that it will use best efforts, to the extent not inconsistent with practical business requirements, not to disclose without the prior consent of the Borrower and the Guarantor (other than to employees, auditors, accountants, counsel or other professional advisors of the Agent or any Bank or any Bank's Affiliate) any information with respect to the Borrower or the Guarantor or their Subsidiaries which is furnished pursuant to this Agreement and which (i) the Borrower or the Guarantor in good faith consider to be confidential and (ii) is either clearly marked confidential or is designated by the Borrower or the Guarantor to the Agent or the Banks in writing as confidential, provided that any Bank may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to or required by any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or submitted to or required by the Board of Governors of the Federal Reserve System or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in response to any summons or subpoena in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, (e) to the prospective assignee or participant in connection with any contemplated transfer of any of the Notes or any interest therein by such Bank, provided that such prospective assignee or participant executes an agreement with or for the benefit of the Borrower and the Guarantor containing provisions substantially identical to those contained in this Section 10.12.

       Section 10.13. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, the Guarantor and the Agent, and when each Bank listed on the signature pages hereof has delivered an executed counterpart hereof to the Agent, has sent to the Agent a facsimile copy of its signature hereon or has notified the Agent that such Bank has executed this Agreement and thereafter shall be binding upon and inure to the benefit of the Borrower, the Guarantor, the Agent, each Bank and their respective successors and assigns, except that the Borrower and the Guarantor shall not have the right to assign any of their respective rights hereunder or any interest herein without the prior written consent of the Banks.

       SECTION 10.14. ENTIRE AGREEMENT. PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE LOAN AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE.

       THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN LOAN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN AGREEMENT. THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG

THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

       Section 10.15. Severability. In the event that any one or more of the provisions contained in this Agreement or in any other Credit Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.


                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           BORROWER:
                                           --------

                                           FINA OIL AND CHEMICAL COMPANY


                                           -------------------------------
                                           Yves Bercy
                                           Vice President & Chief
                                           Financial Officer


                                           GUARANTOR:
                                           ---------

                                           FINA, INC.



                                           -------------------------------
                                           Yves Bercy
                                           Vice President & Chief
                                           Financial Officer


                                           AGENT:
                                           -----

                                           NATIONSBANK OF TEXAS, N.A.,
                                           as Agent



                                           -------------------------------
                                           Denise Ashford Smith
                                           Senior Vice President

                                           ARRANGER & SYNDICATION AGENT
                                           ----------------------------
                                           NATIONSBANC CAPITAL MARKETS, INC.



                                           ---------------------------------
                                           David E. Hunt
                                           Managing Director



Commitments                                BANKS:
-----------                                -----


$30,588,234                                NATIONSBANK OF TEXAS, N.A.



                                           ---------------------------------
                                           Denise Ashford Smith
                                           Senior Vice President


$26,382,353                                CIBC INC.



                                           ---------------------------------
                                           By:
                                             -------------------------------
                                           Title:
                                                ----------------------------

$26,382,353                                TEXAS COMMERCE BANK
NATIONAL ASSOCIATION



                                           ---------------------------------
                                           By:
                                             -------------------------------
                                           Title:
                                                ----------------------------

$18,735,294                                BANK BRUSSELS LAMBERT,
                                           NEW YORK BRANCH


                                           ------------------------------
                                           By:
                                             ----------------------------
                                           Title:
                                                -------------------------


$18,735,294                                BANQUE NATIONALE DE PARIS,
                                           HOUSTON AGENCY



                                           ------------------------------
                                           By:
                                             ----------------------------
                                           Title:
                                                -------------------------


$18,735,294                                CREDIT LYONNAIS NEW YORK BRANCH



                                           ------------------------------
                                           By:
                                             ----------------------------
                                           Title:
                                                -------------------------


$18,735,294                                THE FUJI BANK, LIMITED
                                           HOUSTON AGENCY



                                           ------------------------------
                                           By:
                                             ----------------------------
                                           Title:
                                                -------------------------

$18,735,294                                MELLON BANK, N.A.



                                           ------------------------------
                                           By:
                                             ----------------------------
                                           Title:
                                                -------------------------


$18,735,294                                SOCIETE GENERALE, SOUTHWEST
                                           AGENCY



                                           ------------------------------
                                           By:
                                             ----------------------------
                                           Title:
                                                -------------------------


$18,735,294                                THE SUMITOMO BANK, LIMITED



                                           ------------------------------
                                           By:
                                             ----------------------------
                                           Title:
                                                -------------------------


$18,735,294                                UNION BANK OF SWITZERLAND,
HOUSTON AGENCY



                                           ------------------------------
                                           By:
                                             ----------------------------
                                           Title:
                                                -------------------------



                                           ------------------------------
                                           By:
                                             ----------------------------
                                           Title:
                                                -------------------------

$15,294,118                                BAYERISCHE LANDESBANK GIROZENTRALE,
                                           CAYMAN ISLANDS BRANCH



                                           ------------------------------
                                           By:
                                             ----------------------------
                                           Title:
                                                -------------------------



                                           ------------------------------
                                           By:
                                             ----------------------------
                                           Title:
                                                -------------------------


$15,294,118                                CITICORP USA, INC.



                                           ------------------------------
                                           By:
                                             ----------------------------
                                           Title:
                                                -------------------------


$15,294,118                                CREDIT COMMERCIAL DE FRANCE



                                           ------------------------------
                                           By:
                                             ----------------------------
                                           Title:
                                                -------------------------




                                           ------------------------------
                                           By:
                                             ----------------------------
                                           Title:
                                                -------------------------

$15,294,118                                THE DAI-ICHI KANGYO BANK, LTD.
                                            NEW YORK BRANCH



                                           ------------------------------
                                           By:
                                             ----------------------------
                                           Title:
                                                -------------------------


$15,294,118                                DEN DANSKE BANK AKTIESELSKAB
                                            CAYMAN ISLANDS BRANCH



                                           ------------------------------
                                           By:
                                             ----------------------------
                                           Title:
                                                -------------------------


                                           ------------------------------
                                           By:
                                             ----------------------------
                                           Title:
                                                -------------------------


$15,294,118                                GENERALE BANK--NEW YORK BRANCH



                                           ------------------------------
                                           By:
                                             ----------------------------
                                           Title:
                                                -------------------------

=================
$325,000,000                               TOTAL COMMITMENTS

                                  EXHIBIT A-1

                               A PROMISSORY NOTE


U.S. $___________________                          Dated as of February 27, 1997


       FOR VALUE RECEIVED, the undersigned, Fina Oil and Chemical Company, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of __________________________ (the "Bank"), for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) or any other office designated by the Bank the principal amount of each A Advance (as defined below) made by the Bank to the Borrower pursuant to the Credit Agreement (as defined below) on the date such A Advance is due and payable as set forth in the Credit Agreement.

       The Borrower promises to pay interest on the unpaid principal amount of each A Advance from the date of such A Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

       Both principal and interest are payable in lawful money of the United States of America to NationsBank of Texas, N.A., as Agent, at 901 Main Street, Dallas, Texas 75202, in same day funds. Each A Advance made by the Bank to the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

       This Promissory Note is one of the A Notes referred to in, and is subject to and entitled to the benefits of, the U.S. $325,000,000 5-Year Credit Agreement dated as of February 27, 1997 (as it may be amended from time to time in accordance with its terms, the "Credit Agreement") among the Borrower, Fina, Inc., as Guarantor, the Bank, certain other banks parties thereto, CIBC Inc. and Texas Commerce Bank National Association, as Co-Agents, NationsBanc Capital Markets, Inc., as Arranger & Syndication Agent, and NationsBank of Texas, N.A., as Agent for the Bank and such other banks. The Credit Agreement, among other things, (i) provides for the making of advances (the "A Advances") by the Bank to the Borrower from time to time pursuant to Section 2.01 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such A Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Capitalized terms used herein which are not defined herein and are defined in the Credit Agreement are used herein as therein defined.

       The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

       This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of Texas (except that Tex. Rev. Civ. Stat. Ann. Art. 5069, Ch. 15, which regulates certain revolving credit loan accounts, shall not apply to this Note).


                                           FINA OIL AND CHEMICAL COMPANY



                                           ------------------------------
                                           By:
                                              ---------------------------
                                           Title:
                                                 ------------------------

                                  EXHIBIT A-2


                               B PROMISSORY NOTE


U.S. $_______________                                   Dated:  __________, 19__



       FOR VALUE RECEIVED, the undersigned, Fina Oil and Chemical Company, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of __________________________ (the "Bank") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below), on ___________, 199_, the principal amount of ____________________ Dollars
($__________).

       The Borrower promises to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full, at the interest rate and payable on the interest payment date or dates provided below:

       Interest Rate: _____% per annum (calculated on the basis of a year of ____ days for the actual number of days elapsed).

       Interest Payment Date or Dates: ______________________

       Both principal and interest are payable in lawful money of the United States of America to NationsBank of Texas, N.A., as Agent, at 901 Main Street, Dallas, Texas 75202, in same day funds.

       This Promissory Note is one of the B Notes referred to in, and is entitled to the benefits of, the U.S. $325,000,000 5-Year Credit Agreement dated as of February 27, 1997 (as it may be amended from time to time in accordance with its terms, the "Credit Agreement") among the Borrower, Fina, Inc., as Guarantor, the Bank, certain other banks parties thereto, CIBC Inc. and Texas Commerce Bank National Association, as Co-Agents, NationsBanc Capital Markets, Inc., as Arranger & Syndication Agent, and NationsBank of Texas, N.A., as Agent for the Bank and such other banks. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. Capitalized terms used herein which are not defined herein and are defined in the Credit Agreement are used herein as therein defined.

       The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

       This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of Texas.


                                           FINA OIL AND CHEMICAL COMPANY



                                           ---------------------------------
                                           By:
                                              ------------------------------
                                           Title:
                                                 ---------------------------

                                  EXHIBIT B-1

                             NOTICE OF A BORROWING


                                     [Date]


NationsBank of Texas, N.A., as Agent
 for the Banks parties
 to the Credit Agreement
 referred to below
901 Main Street, 64th Floor
Dallas, Texas 75202

Attention:  Ms. Denise Ashford Smith

Ladies and Gentlemen:

       The undersigned, Fina Oil and Chemical Company (the "Borrower"), refers to the U.S. $325,000,000 5-Year Credit Agreement dated as of February 27, 1997 (as it may be amended from time to time in accordance with its terms, the "Credit Agreement"; the terms defined therein and not defined herein being used herein as therein defined), among the undersigned, Fina, Inc., certain Banks parties thereto, CIBC Inc. and Texas Commerce Bank National Association, as Co-Agents, NationsBanc Capital Markets, Inc., as Arranger & Syndication Agent, and NationsBank of Texas, N.A., as Agent for such Banks, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests an A Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such A Borrowing (the "Proposed A Borrowing") as required by Section 2.02(a) of the Credit
Agreement:

       (i) The Business Day of the Proposed A Borrowing is ________________, 19___.

       (ii) The Type of A Advances comprising the Proposed A Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

       (iii) The aggregate amount of the Proposed A Borrowing is $____________.

NationsBank of Texas, N.A., as Agent
____________, ___
Page 2




       (iv) The Interest Period for each A Advance made as part of the Proposed A Borrowing is _______ [days] [months].

       The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed A Borrowing:

              (a) the representations and warranties contained in Article V of the Credit Agreement (excluding those contained in Section 5.05 and Section 5.06 of the Credit Agreement) are correct on and as of the date of the Proposed A Borrowing, before and after giving effect to the Proposed A Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

              (b) no event has occurred and is continuing, or would result from the Proposed A Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default *[or which would constitute a Default]; and

              (c) after giving effect to the Proposed A Borrowing and all other Borrowings which have been requested on or prior to the date of the Proposed A Borrowing but which have not been made prior to such date, the aggregate principal amount of all Borrowings will not exceed the aggregate of the Commitments.



                                                  Very truly yours,

                                                  FINA OIL AND CHEMICAL COMPANY



                                                  -----------------------------
                                                  By:
                                                     --------------------------
                                                  Title:
                                                        -----------------------






----------------------------------

     *To be included in Notices of A Borrowing in respect of A Borrowings referred to in Section 3.03 of the Credit Agreement.

                                  EXHIBIT B-2

                             NOTICE OF B BORROWING



                                     [Date]


NationsBank of Texas, N.A., as Agent
 for the Banks parties
 to the Credit Agreement
 referred to below
901 Main Street, 64th Floor
Dallas, Texas 75202

Attention:  Ms. Denise Ashford Smith

Ladies and Gentlemen:

       The undersigned, Fina Oil and Chemical Company (the "Borrower"), refers to the U.S. $325,000,000 5-Year Credit Agreement dated as of February 27, 1997 (as it may be amended from time to time in accordance with its terms, the "Credit Agreement"; the terms defined therein and not defined herein being used herein as therein defined), among the undersigned, Fina, Inc., certain Banks parties thereto, CIBC Inc. and Texas Commerce Bank National Association, as Co-Agents, NationsBanc Capital Markets, Inc., as Arranger & Syndication Agent, and NationsBank of Texas, N.A., as Agent for such Banks, and hereby gives you notice, irrevocably, pursuant to Section 2.16 of the Credit Agreement that the undersigned hereby requests a B Borrowing under the Credit Agreement, and in that connection sets forth the terms on which such B Borrowing (the "Proposed B Borrowing") is requested to be made:


       (A)    Date of B Borrowing
                                           ------------------------
       (B)    Amount of B Borrowing
                                           ------------------------
       (C)    Maturity Date
                                           ------------------------
       (D)    Interest Rate Basis
                                           ------------------------
       (E)    Interest Payment Date(s)
                                           ------------------------
       (F)
              --------------------------   ------------------------
       (G)
              --------------------------   ------------------------

       The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed B Borrowing:

NationsBank of Texas, N.A., As Agent
_____________, 19__
Page 2



              (a) the representations and warranties contained in Article V of the Credit Agreement (excluding those contained in Section 5.05 and Section 5.06 of the Credit Agreement) are correct on and as of the date of the Proposed B Borrowing, before and after giving effect to the Proposed B Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

              (b) no event has occurred and is continuing, or would result from the Proposed B Borrowing or from the application of the proceeds therefrom, which constitutes a Default; and

              (c) following the making of the Proposed B Borrowing and all other Borrowings to be made on the same day under the Credit Agreement, the aggregate principal amount of all Advances then outstanding shall not exceed the aggregate amount of the Commitments (computed without regard to any B Reduction).

       The undersigned hereby confirms that the Proposed B Borrowing is to be made available to it in accordance with Section 2.08(a)(v) of the Credit Agreement.



                                           Very truly yours,

                                           FINA OIL AND CHEMICAL COMPANY




                                           -------------------------------------
                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------

                                   EXHIBIT C

                           ASSIGNMENT AND ACCEPTANCE

                          Dated ________________, 19__


       Reference is made to the U.S. $325,000,000 5-Year Credit Agreement dated as of February 27, 1997 (as the same may be amended or modified from time to time, the "Credit Agreement") among Fina Oil and Chemical Company, a Delaware corporation (the "Borrower"), Fina, Inc., a Delaware corporation (the "Guarantor"), the Banks, CIBC Inc. and Texas Commerce Bank National Association, as Co-Agents, NationsBanc Capital Markets, Inc., as Arranger & Syndication Agent, and NationsBank of Texas, N.A., as Agent. Capitalized terms not otherwise defined in this Assignment and Acceptance ("Assignment") shall have the meanings assigned to them in the Credit Agreement.

       Pursuant to the terms of the Credit Agreement, ________________ wishes to assign and delegate [(a)] ____%(1) of its rights and obligations under the Credit Agreement in connection with its Commitment and its outstanding A Advances and A Note [and (b) ____% of its rights under the Credit Agreement in connection with its outstanding B Advance(s) and B Note(s)]. Therefore, _________________ ("Assignor"), _______________ ("Assignee"), and the Agent
agree as follows:

       1. The Assignor hereby sells and assigns and delegates to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, as of the Effective Date (as defined below), without recourse to the Assignor and without representation or warranty except for the representations and warranties specifically set forth in clauses (i), (ii), and (iii) of Section 2 hereof, [(a)] a ___% interest in and to all of the Assignor's rights and obligations under the Credit Agreement in connection with its Commitment (without regard to any B Reduction), its outstanding A Advances and its A Note, [and (b) ____% of its rights under the Credit Agreement in connection with its outstanding B Advance(s) and B Note(s)].

       2. The Assignor (i) represents and warrants that, prior to executing this Assignment and Acceptance, its Commitment (without regard to any B Reduction) is $_____________, and the aggregate outstanding principal amount of A Advances owed to it by the Borrower is $_____________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Credit Agreement or any other Credit Document or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect


----------------------------------

        (1)    Specify percentage in no more than 5 decimal points.

to the financial condition of the Borrower or the Guarantor or the performance or observance by the Borrower or the Guarantor of any of their respective obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant thereto; and (v) attaches the Note(s) referred to in paragraph 1 above and requests that the Agent [(i)] exchange such A Note for [a] new A Note dated ____________, 19__ in the principal amount of $______________ payable to the order of the Assignee[, and a new A Note dated _____________, 19___ in the principal amount of $__________ payable to the order of Assignor][, and (ii) exchange such B Note(s) for new B Note(s) dated __________, 19__ in the principal amount(s) of $__________, $__________, and $__________ payable to the order of the Assignee and new B Note(s) dated __________, 19__ in the principal amount(s) of $__________, $__________, and $__________].

       3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.05 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor, or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; (v) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof; (vi) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and its Note(s) or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty(2), and (vii) represents that it is an Eligible Assignee.






----------------------------------

        (2) If the Assignee is organized under the laws of a jurisdiction outside the United States.

       4. The effective date for this Assignment and Acceptance shall be ________________ (the "Effective Date")(3) and following the execution of this Assignment, the Agent will record it.

       5. Upon such recording, and as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement for all purposes, and, to the extent provided in this Assignment, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment, relinquish its rights (other than rights against the Borrower pursuant to Section 10.04 of the Credit Agreement, which shall survive this assignment) and be released from its obligations under the Credit Agreement.

       6. Upon such recording, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Note(s) in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, and fees) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Note(s) for periods prior to the Effective Date directly between themselves.

       7. This Assignment shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.






----------------------------------

        (3) See Section 10.06(a). Such date shall be at least three Business Days after the execution of this Assignment.

       The parties hereto have caused this Assignment to be duly executed as of the date first above written.


                                   [ASSIGNOR]


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:
                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------



                                   Attention:
                                                  ------------------------------
                                   Telecopy:
                                                  ------------------------------
                                   Telephone:
                                                  ------------------------------

                                   [ASSIGNEE]
                                   Domestic Lending Office:
                                   -----------------------


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:
                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------



                                   Attention:
                                                  ------------------------------
                                   Telecopy:
                                                  ------------------------------
                                   Telephone:
                                                  ------------------------------

                                   Eurodollar Lending Office:
                                   -------------------------


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:
                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------



                                   Attention:
                                                  ------------------------------
                                   Telecopy:
                                                  ------------------------------
                                   Telephone:
                                                  ------------------------------


                                   NATIONSBANK OF TEXAS, N.A.,
                                   as Agent for Itself and the Banks


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:       901 Main Street
                                                  Dallas, Texas 75202

                                   Attention:  Ms. Denise Ashford Smith
                                   Telecopy:  (214) 508-1285
                                   Telephone: (214) 508-1261

                                   EXHIBIT D

                    [FORM OF OPINION OF GENERAL COUNSEL FOR
                        THE BORROWER AND THE GUARANTOR]


                               February 27, 1997


To each of the lenders parties to
  the Credit Agreement herein
  described and  to NationsBank
  of Texas, N.A., as Agent

Ladies and Gentlemen:

This opinion is furnished to you pursuant to Section 3.01 of the U.S. $325,000,000 5-Year Credit Agreement dated as of February 27, 1995 (the "Credit Agreement"), among Fina Oil and Chemical Company, as borrower (the "Borrower"), Fina, Inc., as guarantor (the "Guarantor"), the banks parties thereto (the "Banks"), CIBC Inc. and Texas Commerce Bank National Association, as Co-Agents, NationsBanc Capital Markets, Inc., as Arranger & Syndication Agent, and NationsBank of Texas, N.A., as Agent for the Banks. Terms defined in the Credit Agreement are used herein as therein defined.

       [Opinion format of rendering counsel to be supplied by such counsel.]

                                   Opinions:

       1. Each of the Borrower and the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

       2. Each of (i) the execution, delivery and performance by each of the Borrower and the Guarantor of the Credit Agreement, (ii) the execution, delivery and performance by the Borrower of the A Notes and the other Notes to be executed by the Borrower, and (iii) the consummation of the transactions contemplated by the Credit Agreement, are within the corporate powers of the Borrower and the Guarantor, respectively, have been duly authorized by all necessary corporate action, do not contravene (x) the Certificate of Incorporation or the By-laws of the Borrower or the Guarantor, respectively, or
(y) any law, rule or regulation applicable to the Borrower or the Guarantor (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or (z) any contractual or legal restriction and will not result in or require the creation or imposition of any Lien prohibited by the Credit Agreement. With respect to the Notes to be executed after the date hereof by the Borrower, this

February 27, 1997
Page 2



opinion is limited to laws, rules and regulations as in force and applied on the date hereof, the Certificate of Incorporation and the Bylaws of the Borrower, and restrictions in effect on the date hereof. The Credit Agreement has been duly executed and delivered by the Borrower and the Guarantor, and the A Notes have been duly executed and delivered by the Borrower.

       3. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower or the Guarantor of the Credit Agreement, and (in the case of the Borrower) the respective Notes or the consummation of the transactions contemplated by the Credit Agreement.

       4. The A Notes executed by the Borrower constitute, and each Note hereafter executed by the Borrower will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms. The Credit Agreement executed by the Borrower and the Guarantor constitutes legal, valid and binding obligations of the Borrower and the Guarantor, respectively, enforceable against the Borrower and the Guarantor in accordance with its terms.

       5. There are no pending or overtly threatened actions or proceedings against the Borrower, the Guarantor or any of their respective Subsidiaries before any court, governmental agency or arbitrator which purport to affect the legality, validity, binding effect or enforceability of the Credit Agreement or any of the Notes or which could reasonably be expected to have a materially adverse effect upon the financial condition or operations of the Borrower and its Subsidiaries taken as a whole, or the Guarantor and its Subsidiaries taken as a whole.

       6. Neither the Borrower nor the Guarantor is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Neither the Borrower nor the Guarantor is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.



                                                   Very truly yours,

                                   EXHIBIT E

                  FORM OF OPINION OF SPECIAL COUNSEL TO AGENT


                               February 27, 1997


To each of the lenders parties
  to the Credit Agreement
  herein described and to
  NationsBank of Texas, N.A.,
  as Agent

Ladies and Gentlemen:

We have acted as special counsel to NationsBank of Texas, N.A., acting for itself and as Agent, in connection with the preparation, execution and delivery of the U.S. $325,000,000 5-Year Credit Agreement dated as of February 27, 1997 (the "Credit Agreement"), among Fina Oil and Chemical Company, as borrower (the "Borrower"), Fina, Inc., as guarantor (the "Guarantor"), CIBC Inc. and Texas Commerce Bank National Association, as Co-Agents, NationsBanc Capital Markets, Inc., as Arranger & Syndication Agent, NationsBank of Texas, N.A., as agent (the "Agent"), and each of you named as Banks thereunder. Terms defined in the Credit Agreement are used herein as therein defined.

In that connection, we have examined the following documents:

              (1) counterparts of the Credit Agreement, executed by the Agent, the Borrower, and the Guarantor, respectively;

              (2) the A Notes dated as of February 27, 1997 of the Borrower payable to the order of each Bank party to the Credit Agreement as of the date hereof (the "A Notes"); and

              (3) the opinion dated February 27, 1997 of Cullen M. Godfrey, General Counsel for each of the Borrower and the Guarantor ("Opinion").

In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the genuineness of all signatures and the conformity to the originals of all such documents submitted to us as copies. We have also assumed that each of the Borrower, the Guarantor, the Banks and the Agent has duly executed and delivered, with all necessary power and authority (corporate and otherwise), the Credit

February 27, 1997
Page 2



Agreement, that the Borrower has duly executed and delivered, with all necessary power and authority (corporate and otherwise), the A Notes. We have also assumed that no Bank has requested that the Opinion required by Section 3.01(d) of the Credit Agreement contain any other matters not contained in the form of opinion set forth as Exhibit D to the Credit Agreement.

Based upon the foregoing examination of documents and assumptions and upon such other investigation as we have deemed necessary, we are of the opinion that the A Notes and the Opinion, are substantially responsive to the requirements of the Credit Agreement.

This opinion is solely for the benefit of the Banks, the Agent, their respective successors, assigns, participants and other transferees and may be relied upon only by such Persons.

                                           Very truly yours,



                                           Bracewell & Patterson, L.L.P.

                                   EXHIBIT F


                          FORM OF ACCESSION AGREEMENT


       [NAME OF BANK]            , hereby agrees with Fina Oil and Chemical
Company, as Borrower, Fina, Inc., as Guarantor, and NationsBank of Texas, N.A., as Agent under the U.S. $325,000,000 5-Year Credit Agreement dated as of February 27, 1997 (as it may be amended from time to time in accordance with its terms, the "Credit Agreement") among the Borrower, the Guarantor, the Banks parties thereto, CIBC Inc. and Texas Commerce Bank National Association, as Co-Agents, NationsBanc Capital Markets, Inc., as Arranger & Syndication Agent, and NationsBank of Texas, N.A., as Agent for the Banks (as such agreement is amended from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms used herein and not otherwise defined having the meanings set forth therein), as follows:

       The undersigned hereby agrees and confirms that, as of the date hereof, it (a) intends to be a Bank party to the Credit Agreement with a Commitment of $____________ in connection with the proposed increase of the aggregate Commitments pursunt to Section 2.15 of the Credit Agreement to $__________, and undertakes to perform all the obligations expressed therein as a Bank; (b) has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.05 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Accession Agreement and become a Bank under the Credit Agreement; (c) will, independently and without reliance upon the Agent or any Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank;
(f) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof; (g) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to its status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to it under the Credit Agreement and its Note(s) or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty(1), and (h) represents that it is an Eligible Assignee.

       The effective date for this Accession Agreement shall be the date the related increase in the aggregate Commitments becomes effective in accordance with the terms of Section 2.15 of the Credit Agreement (the "Effective Date") and following the execution of this Accession Agreement,





--------------------

        (1) If the New Bank is organized under the laws of a jurisdiction outside the United States.

the Agent will record it.  Upon such recording, and as of the Effective Date,
(i) the undersigned shall be a Bank party to the Credit Agreement for all purposes, and, to the extent of its Commitment, shall have the rights and obligations of a Bank thereunder.

       This Accession Agreement shall be construed as a contract governed in accordance with the laws of the State of Texas.

       IN WITNESS WHEREOF this Accession Agreement was executed and delivered as of the ___ day of _________, ____.



                                           [NAME OF NEW BANK]




                                           ------------------------------------
                                           By:
                                              ---------------------------------
                                           Title:
                                                 ------------------------------


                                           Domestic Lending Office:
                                           -----------------------

                                           Address:
                                                         ----------------------

                                                         ----------------------

                                           Attention:
                                                         ----------------------
                                           Telecopy:
                                                         ----------------------
                                           Telephone:
                                                         ----------------------


                                           Eurodollar Lending Office:
                                           -------------------------

                                           Address:
                                                         ----------------------

                                                         ----------------------

                                           Attention:
                                                         ----------------------
                                           Telecopy:
                                                         ----------------------
                                           Telephone:
                                                         ----------------------

Acknowledged and Agreed By:

FINA OIL AND CHEMICAL COMPANY



-----------------------------------
By:
   --------------------------------
Title:
      -----------------------------


FINA, INC.


-----------------------------------
By:
   --------------------------------
Title:
      -----------------------------


NATIONSBANK OF TEXAS, N.A.



-----------------------------------
By:
   --------------------------------
Title:
      -----------------------------

                                   EXHIBIT G


                   FORM OF CONSENT TO INCREASE OF COMMITMENT


       [NAME OF BANK]             , hereby agrees with Fina Oil and Chemical
Company, as Borrower, Fina, Inc., as Guarantor, and NationsBank of Texas, N.A., as Agent under the U.S. $325,000,000 5-Year Credit Agreement dated as of February 27, 1997 (as it may be amended from time to time in accordance with its terms, the "Credit Agreement") among the Borrower, the Guarantor, the undersigned and the other Banks parties thereto, CIBC Inc. and Texas Commerce Bank National Association, as Co-Agents, NationsBanc Capital Markets, Inc., as Arranger & Syndication Agent, and NationsBank of Texas, N.A., as Agent for the Banks (as such agreement is amended from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms used herein and not otherwise defined having the meanings set forth therein), as follows:

       The undersigned hereby agrees and confirms that, as of the date hereof, it intends to increase its Commitment under the Credit Agreement to $____________ in connection with the proposed increase of the aggregate Commitments pursunt to Section 2.15 of the Credit Agreement to $__________.

       The effective date for this Consent and for the increase of the undersigned's Commitment as set forth in the preceding paragraph shall be the date the related increase in the aggregate Commitments becomes effective in accordance with the terms of Section 2.15 of the Credit Agreement (the "Effective Date").

       This Consent shall be construed as a contract governed in accordance with the laws of the State of Texas.

       IN WITNESS WHEREOF this Consent was executed and delivered as of the ___ day of _________, ____.


                                           [NAME OF BANK]




                                           -----------------------------------
                                           By:
                                               -------------------------------
                                           Title:
                                                 -----------------------------

Acknowledged and Agreed By:

FINA OIL AND CHEMICAL COMPANY



--------------------------------
By:
   -----------------------------
Title:
      --------------------------


FINA, INC.


--------------------------------
By:
   -----------------------------
Title:
      --------------------------


NATIONSBANK OF TEXAS, N.A.



--------------------------------
By:
   -----------------------------
Title:
      --------------------------





                                      -2-